     As filed with the Securities and Exchange Commission on July 17, 1998

                       Securities Act File No. 33-79858
               Investment Company Act of 1940 File No. 811-8544

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [_]
                    POST-EFFECTIVE AMENDMENT NO. 24    [X]

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                   INVESTMENT COMPANY ACT OF 1940        [_]

                         AMENDMENT NO. 25         [X]

                                UAM FUNDS TRUST
              (Exact Name of Registrant as specified in Charter)

                    c/o United Asset Management Corporation
                            One International Place
                         Boston, Massachusetts  02110
                   (Address of Principal Executive Offices)
                 Registrant's Telephone Number (617) 330-8900

                          Michael E. DeFao, Secretary
                            UAM Fund Services, Inc.
                              211 Congress Street
                          Boston, Massachusetts 02110
                    (Name and Address of Agent for Service)
                    ---------------------------------------

                                   COPY TO:
                            Audrey C. Talley, Esq.
                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                         Philadelphia, PA  19107-3469

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                    [_] Immediately upon filing pursuant to Paragraph (b)
                    [X] on July 17, 1998, pursuant to Paragraph (b)
                    [_] 60 days after filing pursuant to paragraph (a) (1)
                    [_] on (date) pursuant to paragraph (a) (1)
                    [_] 75 days after filing pursuant to Paragraph (a) (2)
                    [_] on (date) pursuant to Paragraph (a) (2) of Rule 485.

                                    PART A
                                UAM FUNDS TRUST

The following Prospectuses are included in this Post-Effective Amendment No. 24 filed on July 17, 1998:

 .  BHM&S Total Return Bond Portfolio Institutional Class Shares
 .  BHM&S Total Return Bond Portfolio Institutional Service Class Shares
 .  Chicago Asset Management Intermediate Bond Portfolio Institutional Class
   Shares
 .  Chicago Asset Management Value/Contrarian Portfolio Institutional Class
   Shares
 .  FPA Crescent Portfolio Institutional Class Share
 .  FPA Crescent Portfolio Institutional Service Class Shares
 .  Hanson Equity Portfolio Institutional Class Shares
 .  Jacobs International Octagon Portfolio Institutional Class Shares
 .  MJI International Equity Portfolio Institutional Class Shares
 .  MJI International Equity Portfolio Institutional Service Class Shares
 .  TJ Core Equity Portfolio Institutional Service Class Shares

The following Prospectuses are contained in Post-Effective Amendment No.23 filed July 2, 1998:

 .  Clipper Focus Portfolio Institutional Class Shares
 .  Clipper Focus Portfolio Institutional Service Class Shares

The following Prospectus is contained in Post-Effective Amendment No.22 filed June 24, 1998:

 .  PR Mid Cap Growth Portfolio Institutional Class Shares

The following Prospectuses are contained in Post-Effective Amendment No.21 filed June 19, 1998:

 .  Heitman Real Estate Portfolio Institutional Class Shares
 .  Heitman Real Estate Portfolio Advisor Class Shares

The following Prospectus is contained in Post-Effective Amendment No.18 filed January 23, 1998:

 .  Cambiar Opportunity Portfolio Institutional Class Shares

The following Prospectus is contained in Post-Effective Amendment No. 2 filed on November 25, 1994:

 .  Dwight Principal Preservation Portfolio Institutional Class Shares

                                    PART B
                                UAM FUNDS TRUST

The following Statements of Additional Information are included in this Post-Effective Amendment No.24 filed on July 17, 1998:

 .  BHM&S Total Return Bond Portfolio Institutional Class Shares and
   Institutional Service Class Shares
 .  Chicago Asset Management Intermediate Bond Portfolio Institutional Class
   Shares and Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares
 .  FPA Crescent Portfolio Institutional Class Share and Institutional Service
   Class Shares
 .  Hanson Equity Portfolio Institutional Class Shares
 .  Jacobs International Octagon Portfolio Institutional Class Shares
 .  MJI International Equity Portfolio Institutional Class Shares and
   Institutional Service Class Shares
 .  TJ Core Equity Portfolio Institutional Service Class Shares

The following Statement of Additional Information is contained in Post-Effective Amendment No. 23 filed July 2, 1998:

 .  Clipper Focus Portfolio Institutional Class Shares and Institutional Service
   Class Shares

The following Statement of Additional Information is contained in Post-Effective Amendment No. 22 filed June 24, 1998:

 .  PR Mid Cap Growth Portfolio Institutional Class Shares

The following Statement of Additional Information is contained in Post-Effective Amendment No. 21 filed June 19, 1998:

 .  Heitman Real Estate Portfolio Institutional Class Shares and Advisor Class
   Shares

The following Statement of Additional Information is contained in Post-Effective Amendment No. 18 filed January 23, 1998:

 .  Cambiar Opportunity Portfolio Institutional Class Shares

The following Statement of Additional Information is contained in Post-Effective Amendment No. 2 filed on November 25, 1994:

 .  Dwight Principal Preservation Portfolio Institutional Class Shares

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


BHM&S Total Return Bond Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   7
Investment Limitations......................................................  13
Purchase of Shares..........................................................  14
Redemption of Shares........................................................  18
Shareholder Services........................................................  20
Valuation of Shares.........................................................  22
Performance Calculations....................................................  22
Dividends, Capital Gains Distributions and Taxes............................  23
Investment Adviser..........................................................  24
Adviser's Historical Performance............................................  26
Administrative Services.....................................................  28
Distributor.................................................................  28
Portfolio Transactions......................................................  29
General Information.........................................................  29
UAM Funds -- Institutional Class Shares.....................................  32

UAM FUNDS
                                                        BHM&S TOTAL RETURN

                                                BOND PORTFOLIO

                                                INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio currently offers two separate classes of shares: In-stitutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro-rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION, NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION
     PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
   Sales Load Imposed on Purchases................................     NONE
   Sales Load Imposed on Reinvested Dividends.....................     NONE
   Deferred Sales Load............................................     NONE
   Redemption Fees................................................     NONE
   Exchange Fee...................................................     NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees (After Fee Waiver)........................... 0.18%
   12b-1 Fees............................................................ NONE
   Other Expenses (After Fee Waiver)..................................... 0.72%
                                                                          ----
   Total Operating Expenses (After Fee Waiver)........................... 0.90%*
                                                                          ====

-----------

* The Adviser intends to cap, to the extent of the current advisory fees, the Portfolio's Institutional Class Shares' Total Operating Expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, at 0.90% of the average daily net assets through December 31, 1998. The figures above include the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Portfolio would not be af-fected. (See "FINANCIAL HIGHLIGHTS.") Absent the Adviser's and/or other service providers' waiver of fees, the Investment Advisory Fees, Other Ex-penses and Total Operating Expenses of the Portfolio's Institutional Class Shares would have been 0.35%, 0.85% and 1.20%, respectively, of average daily net assets. The Adviser and other service providers may change or dis-continue their fee waivers at any time.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1998, as restated to reflect the current Investment Advisory Fees and Other Expenses.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   BHM&S Total Return Bond Portfolio
   Institutional Class Shares...................  $ 9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $33 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Al-so, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented for the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Annual Financial State-ments, which are included in the Portfolio's 1998 Annual Report to Sharehold-ers. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by PricewaterhouseCoopers LLP whose unqualified opinion thereon is also incorpo-rated into the SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                                                NOVEMBER 1,
                             YEAR ENDED       YEAR ENDED        1995***  TO
                          APRIL 30, 1998++ APRIL 30, 1997++ APRIL 30, 1996^^^++
                          ---------------- ---------------- -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  9.96          $  9.85            $10.00
                              -------          -------            ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income..        0.58             0.60              0.28
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments..........        0.41             0.05             (0.27)
                              -------          -------            ------
    Total from Investment
      Operations.........        0.99             0.65              0.01
                              -------          -------            ------
DISTRIBUTIONS
  Net Investment Income..       (0.55)           (0.54)            (0.16)
  Net Realized Gain......       (0.04)             --                --
                              -------          -------            ------
    Total Distributions..       (0.59)           (0.54)            (0.16)
                              -------          -------            ------
NET ASSET VALUE, END OF
  PERIOD.................     $ 10.36          $  9.96            $ 9.85
                              =======          =======            ======
TOTAL RETURN+............       10.16%            6.75%             0.08%**
                              =======          =======            ======
RATIOS AND SUPPLEMENTAL
  DATA
  Net Assets, End of
    Period (Thousands)...     $19,927          $13,062            $2,445
  Ratio of Expenses to
    Average Net Assets...        0.68%            0.57%             0.61%*
  Ratio of Net Investment
    Income to Average Net
    Assets...............        5.69%            6.01%             5.53%*
  Portfolio Turnover
    Rate.................         210%             151%               55%
  Ratio of Voluntary
    Waived Fees and
    Expenses Assumed by
    the Adviser to
    Average Net Assets...        0.52%            1.16%             4.63%*
  Ratio of Expenses to
    Average Net Assets
    Including Expense
    Offsets..............        0.68%            0.55%             0.55%*

-----------
  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities, with an intermediate av-erage maturity: U.S. Treasuries and Agencies; zero coupon obligations; mort-gage-backed securities; asset-backed securities; corporate bonds; municipal bonds; and domestic, Yankee dollar and Eurodollar bonds (See "OTHER INVESTMENT POLICIES"). These issues may have fixed, variable or floating rates of inter-est. Bond and note futures may be used for hedging interest rate risk for the Portfolio to an average weighted duration comparable to the Salomon Brothers' Broad or Lehman Brothers Aggregate Indices.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative intermediate maturity structure, with secu-rities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration comparable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securities with different coupons and different maturities, sum-marizing in a single number the price sensitivity of a bond--how a bond's ma-turity and coupon rate affect its exposure to interest rate risk. Duration in-volves the application of several principles: as the maturity of a bond in-creases, duration increases; as the coupon of a bond increases, duration de-creases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. General-ly, 10% or less of the Portfolio's assets will be invested in various short-term invest-ments. Please see "SHORT-TERM INVESTMENTS" for a list of the short-term in-struments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate factors that could influence the bond's future premium (i.e., credit quality, security structure, supply/demand relation-ships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential interest rate change, supporting superior long term performance. Furthermore, the Ad-viser will concentrate the Portfolio's holdings in industry sectors and matu-rity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA, or Duff and Phelps Credit Rating Service) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of is-suers than higher rated bonds. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfo-lio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

   In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC, to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES

  The Portfolio may invest in mortgage-backed securities. Mortgage-backed se-curities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mort-gage-backed securities may include single-family, multifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs pro-duce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches" which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attrac-tive rate for an extended period because of the prepayment feature. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally decline when interest rates rise. Second, when in-terest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of dividend income may be reduced. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or will be suitably structured to be considered by the Adviser to be of investment grade quality.

ASSET-BACKED SECURITIES

  The Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, or other types of receivables or assets, the payments from which are passed through to the security holder. Credit support for as-set-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are gen-erally provided by the issuer), senior-subordinated structures and over-collateralization. The value of these securities may be significantly affected by changes in interest rates, the market's perceptions of the issuers and the creditworthiness of the parties involved.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuers' taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of com-parable quality. Please refer to the Portfolio's SAI for a detailed descrip-tion of municipal note ratings.

YANKEE DOLLAR AND EURODOLLAR SECURITIES

  Yankee dollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Port-folio may invest in bond futures, interest rate futures contracts and options. Because transaction costs associated with futures and options may be lower than costs of investing in bonds directly, the use of index futures and op-tions to facilitate cash flows may reduce a Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's assets are required as a margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and op-tions transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:
  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);
  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;
  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;
  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;
  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;
  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or
  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and
(f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations de-scribed here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restric-tion.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for re-sulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net as-set value next computed after they are accepted by a Service Agent or its au-thorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

 . Complete and sign an Application, and mail it together with a check pay-able to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds".

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired, and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds

                          DDA Acct. #9102772952


                        Ref: Portfolio Name ____________

                          Your Account Number __________

                         Your Account Name _____________
                          Wire Control Number __________

                  (assigned by UAM Funds Service Center)

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed by this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action. (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its share-holders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may re-ject in whole or part any purchase request with respect to such investor's ac-count. Such investor also may be barred from purchasing other portfolios of the UAM Funds.


  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon writ-ten request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or

Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudu-lent telephone instructions if the Fund or the Sub-Transfer Agent does not em-ploy the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for follow-ing instructions received by telephone that it reasonably believes to be genu-ine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial invest-ment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Re-tirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authentic-ity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of

$100 per transaction) at regular intervals selected by the shareholder. Pro-vided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-autho-rized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O.
Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee cur-rently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any additional transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides and offers in-vestment management services to corporate, public and Taft-Hartley employee benefit plans, foundations, endowments, health care and other institutions and investors. The Adviser currently has $33 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser intends to waive a por-tion of its advisory fees, if necessary, to keep the Portfolio's Institutional Class Shares total operating expenses from exceeding 0.90% of average daily net assets through December 31, 1998. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived for a given year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are, in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined contribu-tion plan marketing and other shareholder services and receives from such en-tities 0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 21 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Principal and Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfo-lios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for imple-menting investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from Southern Meth-odist University in 1986.

  MARK C. LUCHSINGER -- Fixed Income Principal and Portfolio Analyst/Trader. Mr. Luchsinger is the newest senior member of the fixed income product team. Prior to joining the Adviser in April of 1997, he had spent several years in fixed income sales at First Boston Corporation, PaineWebber and Morgan Keegan responsible for a wide array of security and client types. During Mr. Luchsinger's investment career, he has also served as Chief Investment Officer for Great American Reserve Insurance Company in Dallas, where he was responsi-ble for the management of over $1 billion in fixed income and equity portfo-lios; senior investment portfolio manager for Western Preferred Corporation in Fort Worth; and investment manager for Scor Reinsurance Company in Irving. Mr. Luchsinger is a Chartered Financial Analyst and earned his BBA from Bowling Green State University in 1980.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

           BARROW, HANLEY, MEWHINNEY, & STRAUSS, INC.--BOND ACCOUNT
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                               LEHMAN BROTHERS
                                   BARROW, HANLEY, MEWHINNEY &    AGGREGATE
          CALENDAR YEARS                  STRAUSS, INC.          BOND INDEX
          --------------           --------------------------- ---------------
1988..............................             7.55%                 7.89%
1989..............................            14.52%                14.53%
1990..............................             9.02%                 8.96%
1991..............................            16.52%                16.00%
1992..............................             7.70%                 7.40%
1993..............................            10.86%                 9.75%
1994..............................            (3.52)%               (2.92)%
1995..............................            17.68%                18.47%
1996..............................             3.32%                 3.63%
1997..............................             9.60%                 9.65%
3 months ended 3/31/98............             1.63%                 1.56%
Annualized........................             9.10%                 9.11%
Cumulative........................           244.08%               244.35%
Ten-Year Mean
  (1/1/88-12/31/97)...............             9.33%                 9.34%
Value of $1 invested during the
  period (1/1/88-3/31/98).........           $ 3.44                $ 3.44

Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The cumulative return means that $1 invested in that account on January 1, 1988 had grown to $3.44 by March 31, 1998.

3. The 10-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/88-3/31/98) was 0.29% or 29 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  The UAM Fund fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of those Trustees who are neither parties to such Agreement nor interested persons of any such party. The

Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolios. The Agreement directs the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pric-ing services they provide to each Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such com-mission is reasonable in terms either of the transaction or the overall re-sponsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same, transactions in such securities will be allo-cated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is enti-tled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Fleet National Bank, Trustee, FBO Austin Diagnostic Clinic Association 401k Profit Sharing Plan, held of record 28.1% of the out-standing shares of the Portfolio's Institutional Class for which benefical ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a re-sult, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of the Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. Information about the Service Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio

 Cambiar Opportunity Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio

 Heitman Real Estate Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio


 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio


 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Barrow, Hanley, Mewhinney & Strauss, Inc.
    One McKinney Plaza,
    3232 McKinney Avenue,
    15th Floor, Dallas, Texas 75204

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110




    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                  Prospectus
                                 July 17, 1998


BHM&S Total Return Bond Portfolio

                                   Institutional Service Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  18
Shareholder Services.......................................................  20
Service and Distribution Plans.............................................  22
Valuation of Shares........................................................  23
Performance Calculations...................................................  24
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Adviser's Historical Performance...........................................  28
Administrative Services....................................................  29
Distributor................................................................  30
Portfolio Transactions.....................................................  30
General Information........................................................  30
UAM Funds -- Institutional Service Class Shares............................  33

UAM FUNDS                                       BHM&S TOTAL RETURN
                                                BOND PORTFOLIO

                                                INSTITUTIONAL SERVICE CLASS
                                                SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that the Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial insti-tutions for services they provide to the owners of such shares (see "Service and Distribution Plans"). The securities offered in this Prospectus are Serv-ice Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Service Class Shares will incur. The Fund does not charge transac-tion fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            SERVICE CLASS SHARES
                                                            --------------------
   Sales Load Imposed on Purchases.........................         NONE
   Sales Load Imposed on Reinvested Dividends..............         NONE
   Deferred Sales Load.....................................         NONE
   Redemption Fees.........................................         NONE
   Exchange Fee............................................         NONE

                        ANNUAL FUND OPERATING EXPENSES
                 (As A Percentage of Average Net Assets)

                                                           SERVICE CLASS SHARES
                                                           --------------------
   Investment Advisory Fees (After Fee Waiver)............         0.18%
   12b-1 Fees (Including Shareholder Servicing Fees)+.....         0.25%
   Other Expenses (After Fee Waiver)......................         0.72%
                                                                   ----
   Total Operating Expenses (After Fee Waiver)............         1.15%*
                                                                   ====

-----------

+ The Service Class Shares may bear service fees of 0.25% of average daily net assets of the Portfolio. Long-term shareholders may pay more than the eco-nomic equivalent of the maximum front end sales charge permitted by the Na-tional Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBU-TION PLANS.")

* The Adviser intends to cap, to the extent of the current advisory fees, the Portfolio's Service Class Shares' Total Operating Expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, at 1.15% of average daily net assets through December 31, 1998. The figures above include the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Portfolio would not be affected. (See "FINANCIAL HIGHLIGHTS.") Absent the Adviser's and/or other service providers waiver of fees, the Investment Advisory Fees, Other Expenses and Total Operating Expenses of the Portfolio's Service Class Shares would have been 0.35%, 0.85% and 1.45%, respectively of average daily net assets. The Adviser and other service providers may change or discontinue their fee waivers at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees listed above are based on the Portfolio's Service Class Shares' operations during the fiscal year ended April 30, 1998, as restated to reflect the current Investment Advisory Fees, Other Expenses, and Total Operating Expenses of the Portfolio.

EXAMPLE

  The following example illustrates expenses a Service Class shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfo-lio charges no redemption fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   BHM&S Total Return Bond Portfolio Service
     Class Shares............................  $12     $37     $63     $140

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser founded in 1979 specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Manage-ment Corporation. The Adviser currently has $33 billion in assets under man-agement. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The min-imum initial investment for IRA accounts is $500. The minimum initial invest-ment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS
  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities that the Portfolio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented for the Portfolio's Service Class Shares. This table is part of the Portfolio's Annual Financial Statements in-cluded in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Fi-nancial Statements have been audited by PricewaterhouseCoopers LLP whose un-qualified opinion thereon is also incorporated into the SAI. The following in-formation should be read in conjunction with the Portfolio's 1998 Annual Re-port to Shareholders. Further information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by call-ing the telephone number on the Prospectus cover page.

                                                                  NOVEMBER 1,
                                            YEAR ENDED YEAR ENDED   1995***
                                            APRIL 30,  APRIL 30,  TO APRIL 30,
                                              1998++     1997++      1996++
                                            ---------- ---------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $  9.95     $ 9.84      $10.00
                                             -------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................     0.56       0.57        0.27
  Net Realized and Unrealized Gain (Loss)
    on Investments.........................     0.40       0.05       (0.27)
                                             -------     ------      ------
    Total from Investment Operations.......     0.96       0.62          --
                                             -------     ------      ------
DISTRIBUTIONS
  Net Investment Income....................    (0.53)     (0.51)      (0.16)
  Net Realized Gain........................    (0.04)        --          --
                                             -------     ------      ------
    Total Distributions....................    (0.57)     (0.51)      (0.16)
                                             -------     ------      ------
NET ASSET VALUE, END OF PERIOD.............  $ 10.34     $ 9.95      $ 9.84
                                             =======     ======      ======
TOTAL RETURN+..............................     9.85%      6.47%      (0.07)%**
                                             =======     ======      ======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)....  $15,732     $4,045      $2,871
  Ratio of Expenses to Average Net Assets..     0.95%      0.82%       0.83%*
  Ratio of Net Investment Income to Average
    Net Assets.............................     5.42%      5.78%       5.44%*
  Portfolio Turnover Rate..................      210%       151%         55%
  Ratio of Voluntary Waived Fees and
    Expenses Assumed by the Adviser to
    Average Net Assets.....................     0.45%      1.43%       3.99%*
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets..............     0.94%      0.80%       0.80%*

-----------
  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

 ++ Per share amounts are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities, with an intermediate av-erage maturity: U.S. Treasuries and Agencies; zero coupon obligations; mort-gage-backed securities; asset-backed securities; corporate bonds; municipal bonds; and domestic, Yankee dollar and Eurodollar bonds (See "OTHER INVESTMENT POLICIES."). These issues may have fixed, variable or floating rates of inter-est. Bond and note futures may be used for hedging interest rate risk for the Portfolio to an average weighted duration comparable to the Salomon Brothers' Broad or Lehman Brothers Aggregate Indices.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative intermediate maturity structure, with secu-rities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration comparable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securities with different coupons and different maturities, sum-marizing in a single number the price sensitivity of a bond -- how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond in-creases, duration increases; as the coupon of a bond increases, duration de-creases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Portfolio's assets will be invested in various short-term invest-ments. Please see "SHORT-TERM INVESTMENTS" for a list of the short-term in-struments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate those factors that will influence the bond's future premium (i.e., credit quality, security structure, supply/demand rela-tionships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential in-terest rate change, supporting superior long term performance. Furthermore, the Adviser will concentrate the Portfolio's holdings in industry sectors and maturity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch IBCA, or Duff and Phelps Credit Rating Service) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of is-suers than higher rated bonds. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfo-lio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and

(iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES

  The Portfolio may invest in mortgage-backed securities. Mortgage-backed se-curities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mort-gage-backed securities may include single-family, multifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs pro-duce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches" which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average matu-rity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. Prepayment risk has two important effects. First, like bonds in general mortgage-backed securities will generally decline when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of dividend income may be reduced. Mortgage-backed securities in which the Port-folio may invest will either carry a guarantee from an agency of the U.S. Gov-ernment or a private issuer of the timely payment of principal and interest or are suitably structured to be considered by the Adviser to be of investment grade quality.

ASSET-BACKED SECURITIES

  The Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, or other types of receivables or assets, the payments from which are passed through to the security holder. Credit support for as-set-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are gen-erally provided by the issuer), senior-subordinated structures and over-collateralization. The value of these securities may be significantly affected by changes in interest rates, the market's perceptions of the issuers and the creditworthiness of the parties involved.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuer's taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instru-ments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Ad-viser to be of comparable quality. Please refer to the Portfolio's SAI for a detailed description of municipal note ratings.

YANKEE DOLLAR AND EURODOLLAR SECURITIES

  Yankee dollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested and to reduce transaction costs, the Port-folio may invest in bond futures, interest rate futures contracts and options. Because transaction costs associated with futures and options may be lower than costs of investing in bonds directly, the use of index futures and op-tions to facilitate cash flows may reduce a Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's as-sets are required as a margin deposit to secure obligations under such con-tracts. The Portfolio will engage in futures and options transactions for hedging purposes only and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospec-tus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limita-tions described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different ex-change privileges. (See "SHAREHOLDER SERVICES--EXCHANGE PRIVILEGE") The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Shares of the Portfolio may be purchased by customers of broker/dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. They may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the

Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchases and redemptions conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to re-ceive compensation for selling or servicing Portfolio shares may receive dif-ferent compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than a Portfolio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for re-sulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by a Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL

  . Complete and sign an Application, and mail it together with a check pay-able to "UAM Funds," to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired, and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                              Ref: Portfolio Name
                              Your Account Number
                               Your Account Name
                              Wire Control Number
                    (assigned by UAM Funds Service Center)

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon writ-ten request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in confor-mity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES --
 BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to termi-nate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effec-tive. There is currently no charge to the shareholder for a Systematic With-drawal Plan.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent, as the case may be, for payments made at an annual rate of up to 0.25 of 1% of the average daily value of each Service Class Share. Each item for which a payment may be made under the Service Plan constitutes personal serv-ice and/or shareholder account maintenance and may constitute an expense of distributing Fund Service Class shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limits described herein.

  Banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution Plan and Service Plan (the "Plans") provide generally that the Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of the Portfolio's net assets. The Board has currently limited payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospec-tus currently are not making payments under the Distribution Plan. Upon imple-mentation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Trustees, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the class involved. The Plans may be terminated by the Board of Trustees or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Trustees quarterly.

The amounts allowable under the Plans for each class of Shares of the Portfo-lio are limited by the terms of such Plan and under certain rules of the Na-tional Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined con-tribution plan marketing and shareholder services and receives from such enti-ties an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the share-holder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a holding company, and provides and offers investment management services to corporate, public and Taft-Hartley employee benefit plans, foundations, endowments, health care and other institutions and investors. The Adviser currently has $33 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser intends, to waive a por-tion of its advisory fees, if necessary, to keep the Portfolio's Service Class Shares total operating expenses from exceeding 1.15% of average daily net as-sets through December 31, 1998. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived for a given year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 21 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr.

Hardin received an M.Sc. from The London School of Economics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Principal and Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfo-lios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for imple-menting investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lend-ing Officer. He received his MBA in 1991 from the University of Texas at Aus-tin and his BBA from Southern Methodist University in 1986.

  MARK C. LUCHSINGER -- Fixed Income Principal and Portfolio Analyst/Trader. Mr. Luchsinger is the newest senior member of the fixed income team. Prior to joining the Adviser in April of 1997, he had spent several years in fixed in-come sales at First Boston Corporation, PaineWebber and Morgan Keegan respon-sible for a wide array of security and client types. During Mr. Luchsinger's investment career, he has also served as Chief Investment Officer for Great American Reserve Insurance Company in Dallas, where he was responsible for the management of over $1 billion in fixed income and equity portfolios, senior investment portfolio manager for Western Preferred Corporation in Fort Worth; and investment manager for Scor Reinsurance Company in Irving. Mr. Luchsinger is a Chartered Financial Analyst and earned his BBA from Bowling Green State University in 1980.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting require-ments for all clients and regulatory agencies. Prior to joining the Adviser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Accounting from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable may have lowered the returns for the sep-arately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

           BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. -- BOND ACCOUNT
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                          BARROW, HANLEY, MEWHINNEY & LEHMAN BROTHERS AGGREGATE
     CALENDAR YEARS              STRAUSS, INC.               BOND INDEX
     --------------       --------------------------- -------------------------
1988....................              7.55%                      7.89%
1989....................             14.52%                     14.53%
1990....................              9.02%                      8.96%
1991....................             16.52%                     16.00%
1992....................              7.70%                      7.40%
1993....................             10.86%                      9.75%
1994....................             (3.52)%                    (2.92)%
1995....................             17.68%                     18.47%
1996....................              3.32%                      3.63%
1997....................              9.60%                      9.65%
3 months ended 3/31/98..              1.63%                      1.56%
Annualized..............              9.10%                      9.11%
Cumulative..............            244.08%                    244.35%
Ten-Year Mean (1/1/88-
  12/31/97).............              9.33%                      9.34%
Value of $1 invested
  during the period
  (1/1/88-3/31/98)......            $ 3.44                     $ 3.44

Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The cumulative return means that $1 invested in the account on January 1, 1988 had grown to $3.44 by March 31, 1998.

3. The 10-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index, which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/88-3/31/98) was 0.29% or 29 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  The UAM Fund fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc. a wholly-owned subsidiary of UAM, with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio's Service Class Shares (except as described under "Service and Dis-tribution Plans" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of those Trustees who are neither par-ties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to each Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Fleet National Bank, Trustee, FBO Austin Diagnostic Clinic Association 401K Profit Sharing Plan, held of record 28.1% of the out-standing shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a re-sult, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. Information about the Institutional Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 DSI Disciplined Value Portfolio

 FMA Small Company Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio

 Sirach Bond Portfolio

 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio


 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Barrow, Hanley, Mewhinney & Strauss, Inc.
    One McKinney Plaza,
    3232 McKinney Avenue,
    15th Floor, Dallas, Texas 75204

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


Chicago Asset Management
Intermediate Bond Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  22
Valuation of Shares........................................................  24
Performance Calculations...................................................  25
Dividends, Capital Gains Distributions and Taxes...........................  25
Investment Adviser.........................................................  26
Adviser's Historical Performance...........................................  28
Administrative Services....................................................  29
Distributor................................................................  30
Portfolio Transactions.....................................................  30
General Information........................................................  31
UAM Funds -- Institutional Class Shares....................................  33

UAM FUNDS
                                                 CHICAGO ASSET MANAGEMENT
                                                 INTERMEDIATE BOND PORTFOLIO
                                                 INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago As-set Management Intermediate Bond Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago As-set Management Company.

  CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO. Chicago Asset Manage-ment Intermediate Bond Portfolio (the "Portfolio") seeks a high level of cur-rent income consistent with moderate interest rate exposure by investing pri-marily in investment grade bonds with an average weighted maturity between 3 and 10 years.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction expenses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (As a Percentage of Average Net Assets)

   Investment Advisory Fees (After Fee Waivers).......................... 0.00%
   12b-1 Fees............................................................ NONE
   Other Expenses (After Expenses Assumed or Waived)..................... 0.80%
                                                                          ----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)...... 0.80%*
                                                                          ====

-----------

* Absent the fees waived and expenses assumed, Investment Advisory Fees, Other Expenses and Total Operating Expenses for the Portfolio would have been 0.48%, 1.25% and 1.73%, respectively. The Total Operating Expenses includes the effect of expense offsets. If expense offsets were excluded, Total Oper-ating Expenses of the Portfolio would not be affected. Until further notice, the Adviser and certain other service providers have voluntarily agreed to waive their fees and/or to assume certain operating expenses to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 0.80% of average daily net assets. The Adviser and certain other service providers may change or discontinue their fee waivers and expense assump-tions at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1998.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of the time period indicated. The Portfo-lio charges no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Chicago Asset Management Intermediate Bond
     Portfolio Institutional Class Shares....   $ 8     $26     $44     $99

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser, founded in 1983 and specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. As of De-cember 31, 1987, the Adviser had over $2 billion in assets under management. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices, interest rates, and currency exchange rates by the use of derivatives includ-ing options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect corre-lation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are sometimes referred to as "junk bonds" and "high risk/high yield" securities;
(3) The Portfolio may invest up to 10% of its assets in foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risk; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.
(5) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (6) The Portfolio may purchase secu-rities on a when-issued basis which does not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Port-folio. See "OTHER INVESTMENT POLICIES."

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio. This table is part of the Portfolio's Annual Financial Statements, which are included in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited by PricewaterhouseCoopers LLP whose unqualified opin-ion thereon is also incorporated into the Portfolio's SAI. The following in-formation should be read in conjunction with the Portfolio's 1998 Annual Re-port to Shareholders. Further information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by tele-phoning the number on the Prospectus cover page.

                                                                     JANUARY 24,
                                  YEAR ENDED   YEAR ENDED YEAR ENDED 1995*** TO
                                  APRIL 30,    APRIL 30,  APRIL 30,   APRIL 30,
                                     1998         1997       1996       1995
                                  ----------   ---------- ---------- -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $ 10.30      $ 10.39     $10.33     $10.00
                                   -------      -------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..........      0.57         0.61       0.64       0.17
 Net Realized and Unrealized
  Gain on Investments...........      0.24        (0.05)      0.14++     0.26
                                   -------      -------     ------     ------
 Total from Investment
  Operations....................      0.81         0.56       0.78       0.43
                                   -------      -------     ------     ------
DISTRIBUTIONS
 Net Investment Income..........     (0.57)       (0.62)     (0.64)     (0.10)
 Net Realized Gain..............       -- (a)     (0.03)     (0.08)       --
                                   -------      -------     ------     ------
 Total Distributions............     (0.57)       (0.65)     (0.72)     (0.10)
                                   -------      -------     ------     ------
NET ASSET VALUE, END OF PERIOD..   $ 10.54      $ 10.30     $10.39     $10.33
                                   =======      =======     ======     ======
TOTAL RETURN+...................      8.08%        5.53%      7.62%      4.31%**
                                   =======      =======     ======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................   $13,261      $10,044     $7,981     $5,267
Ratio of Expenses to Average Net
 Assets.........................      0.80%        0.80%      0.84%      0.80%*
Ratio of Net Investment Income
 to Average Net Assets..........      5.64%        5.88%      6.17%      6.20%*
Portfolio Turnover Rate.........        40%          31%        24%         0%
Ratio of Voluntary Waived Fees
 and Expenses Assumed by the
 Adviser to Average Net Assets..      0.93%        1.39%      1.20%      2.78%*
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets........................      0.80%        0.80%      0.80%      0.80%*

-----------
  *  Annualized.
 ** Not annualized.
***  Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for a share outstanding throughout the year does not ac-cord with the aggregate net losses on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

 (a) Amount is less than $0.01 per share.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade bonds with an average weighted maturity between 3 and 10 years. There can be no assurance that the Portfolio will achieve its stated objective. The Adviser seeks to re-duce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets under normal circumstances in intermediate-term investment grade notes or bonds with an average weighted maturity between 3 and 10 years. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P ("S&P") (AAA, AA, A or BBB), or, if unrated, of equivalent quality in the Ad-viser's judgment. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Portfolio may invest no more than 10% of its assets in debt securities that at the time of purchase are rated lower than investment grade. These are commonly referred to as "junk bonds". See the discussion of high yield securities in "OTHER INVESTMENT POLICIES" below. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the reten-tion of securities is warranted. The Portfolio's SAI contains a more detailed description of corporate bond ratings.

  The Adviser will seek to achieve the Portfolio's objective by investing in the following securities: corporate notes and bonds, mortgage-backed securi-ties including collateralized mortgage obligations and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as investment grade; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guar-anteed by, the U.S. government, its agencies or instrumentalities.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture during ad-verse market conditions. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for tempo-rary defensive purposes. When the Portfolio is in a temporary defensive posi-tion, it may not necessarily be pursuing its stated investment objective.

  The Portfolio is managed to control the risk of investing in the bond mar-ket. The Adviser's investment approach offers some protection from fluctuation in bond prices or volatility. Bond prices fluctuate dramatically due, most visibly, to changes in interest rates. Other factors impact the value of bonds held in the Portfolio, as well, including changes in:

    . Investors' perception of the value of certain broad classes of bonds, such as corporate, government or mortgage-backed securities (sector positioning);

    . The relationship between long-term and short-term interest rates
      (the yield curve);

    . The correlation between yields offered on different types of bonds
      (spreads);

    . The likelihood that bonds will be redeemed before maturity (option-adjusted spreads); and

    . The fact that the credit outlook for a specific security can change over time.

  Since so many different factors affect bond prices, it has been difficult, historically, for bond fund managers to outperform a bond market index. The Adviser believes this is particularly true of bond managers who try to predict interest rate movements. It has observed that these managers often change in-vestment strategy at the top or bottom of the market, adding to long-term bond holdings when interest rates are low and shoring up short-term positions when interest rates are high. This tendency naturally causes portfolio performance to vary widely. Therefore, the Adviser does not depend on the use of interest rate forecasting in managing the Portfolio.

  At market tops and bottoms, market psychology tends to drive bond prices to extremes, overshooting their long-term equilibrium levels. As a result, "con-ventional wisdom" about a given security or sector's price movement or rela-tive value, is often wrong. The Adviser believes it will be possible to add to the Portfolio's return by taking a contrarian approach and also focusing its efforts on the more traditional aspects of portfolio management. In particu-lar, the Adviser scrutinizes sector valuations, coupons, call features and the shape of the yield curve in making its investment decisions.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation. The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

MORTGAGE-BACKED SECURITIES

  The Portfolio may invest in mortgage-backed securities. Mortgage-backed se-curities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mort-gage-backed securities may include single-family, multi-family and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs pro-duce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches," which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and prepayment variability of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may of-fer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment fea-ture. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of dividend in-come may be reduced. Mortgage-backed securities in which the Portfolio may in-vest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or will be suitably structured to be considered by the Adviser to be of investment grade quality.

ASSET-BACKED SECURITIES

  The Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, or other types of receivables or assets, the payments from which are passed through to the security holder. Credit support for as-set-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees, (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The value of these securities may be significantly affected by changes in interest rates, the market's perceptions of the issuers and the creditworthiness of the parties involved.

HIGH YIELD/HIGH RISK SECURITIES
  The Portfolio may invest up to 10% of its assets in high yield securities which are rated below investment grade or are unrated. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates, but also the market's perception of credit quality and the outlook for economic growth. When economic condi-tions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevail-ing interest rates. The Adviser will consider both credit risk and market risk in selecting fixed income securities for the Portfolio.

  The high yield securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merg-er, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for high yield securities, and severely affect the ability of is-suers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market mak-ers, may not be as liquid as the secondary market for more highly rated secu-rities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

  Prices for high yield securities may be affected by legislative and regula-tory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securi-ties, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment port-folio and increasing the exposure of the Portfolio to the risks of high yield securities.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly re-ferred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and op-tions not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securi-ties equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denomi-nated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by the Adviser to pres-ent minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Port-folio's investment restriction limiting investment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies, which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restric-tion.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or on purchase and redemption of Portfolio shares and may charge transaction or other account fees by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL

  .Complete and sign an Application, and mail it together with a check payable to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that days price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name

  Wire Control Number        (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, please notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next busi-ness day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange re-quest. If the Fund's management determines that an investor is engaged in ex-cessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authentic-ity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contem-plated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A Shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a determination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of a Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it

(but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. The Adviser is a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM"), a holding company, and provides and offers investment management and advisory services to corpora-tions, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. As of December 31, 1997, the Adviser had over $2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.48%. The Adviser has agreed to waive a portion of its advisory fees and to assume certain operating expenses in order to keep the Portfolio's total operating expenses from exceeding 0.80% of average daily net assets.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments for such services may be made from the paying entity's reve-nues, its profits or any other source available to it. When such service ar-rangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services of its Consulting Group and receives .15% of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vided to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

   Jon F. Holsteen,    President, CEO and Chief Investment Officer
   Education:          Lake Forest College, BA
   Experience:         Founded Chicago Asset Management Company in 1983.

   William W. Zimmer,  Executive Vice President and Chief Fixed Income
                       Portfolio Manager
   Education:          Cornell College (Iowa), BA
                       Cornell University (New York), MBA
   Experience:         Joined Chicago Asset Management Company in 1988.

   Gary R. Dhein, CFA, Vice President and Senior Portfolio Manager
   Education:          Loyola University, BA
                       University of Chicago, MBA
   Experience:         Bank of America (1978 to 1997)
                       Joined Chicago Asset Management Company in 1997.

   Frank F. Holsteen,  Vice President
   Education:          Lake Forest College, BA
   Experience:         Joined Chicago Asset Management Company in 1993.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

                      CHICAGO ASSET MANAGEMENT COMPANY--
                  INTERMEDIATE BOND + CASH COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                  CHICAGO     LEHMAN BROTHERS
                                                   ASSET        INTERMEDIATE
                                                 MANAGEMENT GOVERNMENT/CORPORATE
   CALENDAR YEARS                                 COMPANY          INDEX
   --------------                                ---------- --------------------
   1985.........................................    22.0%           18.1%
   1986.........................................    15.2%           13.1%
   1987.........................................     0.7%            3.7%
   1988.........................................     7.0%            6.7%
   1989.........................................    13.0%           12.8%
   1990.........................................     8.8%            9.2%
   1991.........................................    17.1%           14.7%
   1992.........................................     8.6%            7.2%
   1993.........................................    10.2%            8.8%
   1994.........................................    (2.4)%          (1.9)%
   1995.........................................    15.8%           15.3%
   1996.........................................     3.9%            4.1%
   1997.........................................     7.7%            7.9%
   3 months ended 3/31/98.......................     1.5%            1.6%
   Annualized through 3/31/98...................     9.6%            9.0%
   Cumulative through 3/31/98...................   234.9%          214.4%
   Thirteen-Year Mean...........................     9.8%            9.2%
   Value of $1 invested
     (1/1/85-3/31/98)...........................   $3.35           $3.14

                      CHICAGO ASSET MANAGEMENT COMPANY--

    INTERMEDIATE BOND + CASH RETURNS FOR VARIOUS PERIODS ENDED 3/31/98
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)
                                  (UNAUDITED)

                                                              LEHMAN BROTHERS
                                                                INTERMEDIATE
                                                            GOVERNMENT/CORPORATE
PERIODS ENDED 3/31/98                               ADVISER        INDEX
---------------------                               ------- --------------------
One-year period....................................   9.5%          9.7%
Three-year period (average annual).................   7.9%          8.0%
Five-year period (average annual)..................   6.3%          6.2%
Ten-year period (average annual)...................   8.6%          8.2%

-----------
Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on January 1, 1985 had grown to $3.35 by March 31, 1998.

3. The thirteen-year mean is the arithmetic average of the annual returns for the years listed.
4. The Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index which assumes reinvestment of dividends and is generally con-sidered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown was 0.30% or 30 basis points. During the period, fees on the Adviser's indi-vidual accounts ranged from 0.26% to 0.625% (26 basis points to 62.5 basis points). Net returns to investors vary depending on the management fee.

6. The intermediate fixed income + cash composite includes every separate discretionary intermediate fixed income account as of 3/31/98. No accounts were excluded. As of 3/31/98, this composite included all 11 intermediate fixed income portfolios, including the intermediate fixed income + cash portions of balanced accounts, totaling $269 million. Leverage has not been used in any portfolios included in this composite. A list of all com-posites of the firm is available upon request.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:



                                                                       RATE
                                                                       ----
   Chicago Asset Management Intermediate Bond Portfolio............... 0.04%


CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;
  0.11 of 1% of the next $800 million of combined UAM Fund assets;
  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.


  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of the Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement pro-vides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, John D. Curran and Francis McMartin, Trustees, FBO Pipefitters Pension Fund Local 597, held of record 89.4% of the outstanding shares of the CAM Intermediate Bond Portfolio Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or or-ganizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to

"control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Both Institutional and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclu-sive voting rights with respect to matters relating to distribution expendi-tures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover page of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

 Cambiar Opportunity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio

 Heitman Real Estate Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio

 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio


 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Chicago Asset Management Company
    70 West Madison Street 56th Floor
    Chicago, IL 60602

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                  Prospectus
                                July 17, 1998


Chicago Asset Management
Value/Contrarian Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Fund Expenses............................................................    1
Prospectus Summary.......................................................    3
Risk Factors.............................................................    4
Financial Highlights.....................................................    5
Investment Objective.....................................................    6
Investment Policies......................................................    6
Other Investment Policies................................................    8
Investment Limitations...................................................   14
Purchase of Shares.......................................................   15
Redemption of Shares.....................................................   19
Shareholder Services.....................................................   21
Valuation of Shares......................................................   23
Performance Calculations.................................................   23
Dividends, Capital Gains Distributions and Taxes.........................   24
Investment Adviser.......................................................   25
Adviser's Historical Performance.........................................   26
Administrative Services..................................................   28
Distributor..............................................................   28
Portfolio Transactions...................................................   29
General Information......................................................   29
UAM Funds -- Institutional Class Shares..................................   32

UAM FUNDS

                                                   CHICAGO ASSET MANAGEMENT

                                      VALUE/CONTRARIAN PORTFOLIO

                                      INSTITUTIONAL CLASS SHARES


--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is, an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago As-set Management Value/Contrarian Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago As-set Management Company.

  CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO. Chicago Asset Management Value/Contrarian Portfolio (the "Portfolio") seeks capital appreciation by in-vesting primarily in the common stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average per-formance in the future.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction expenses. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees (After Fee Waiver)......................... 0.000%
   12b-1 Fees..........................................................  NONE
   Other Expenses (After Expenses Assumed or Waived)................... 0.950%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed).... 0.950 %*
                                                                        =====

-----------

* Absent the fees waived and expenses assumed, Investment Advisory Fees, Other Expenses and Total Operating Expenses for the Portfolio would have been 0.625%, 0.965% and 1.590%, respectively. The Total Operating Expenses in-cludes the effect of expense offsets. If expense offsets were excluded, To-tal Operating Expenses of the Portfolio would not be affected. Until further notice, the Adviser and certain other service providers have voluntarily agreed to waive their fees and/or to assume certain operating expenses to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 0.950% of average daily net assets. The Advisor and certain other service providers may change or discontinue their fee waivers and expense assumptions at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1998.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   Chicago Asset Management
     Value/Contrarian
     Portfolio Institutional Class Shares....  $ 10   $ 30    $ 53    $ 117

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser founded in 1983 specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. As of December 3, 1997, the Adviser had over $2 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices, interest rates and currency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are com-monly referred to as "derivatives" and involve the risk of imperfect correla-tion in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in foreign issuers, which may in-volve greater risks than investments in domestic securities, such as foreign currency risk; (3) The Portfolio may invest in repurchase agreements which en-tail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio. This table is part of the Portfolio's Annual Financial Statements, which are included in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited by PricewaterhouseCoopers LLP whose unqualified opin-ion thereon is also incorporated into the Portfolio's SAI. The following in-formation should be read in conjunction with the Portfolio's 1998 Annual Re-port to Shareholders. Further information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by call-ing the telephone number on the Prospectus cover page.

                                                                        DECEMBER 16,
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     1994*** TO
                          APRIL 30, 1998 APRIL 30, 1997 APRIL 30, 1996 APRIL 30, 1995
                          -------------- -------------- -------------- --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...     $ 13.07        $ 13.67        $  11.14       $ 10.00
                             -------        -------        --------       -------
INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income..        0.17           0.18            0.19          0.05
 Net Realized and
   Unrealized Gain on
   Investments..........        3.84           0.30            2.86          1.13
                             -------        -------        --------       -------
  Total from Investment
    Operations..........        4.01           0.48            3.05          1.18
                             -------        -------        --------       -------
DISTRIBUTIONS
 Net Investment Income..       (0.18)         (0.24)          (0.23)        (0.04)
 Net Realized Gain......       (0.94)         (0.84)          (0.29)          --
                             -------        -------        --------       -------
  Total Distributions...       (1.12)         (1.08)          (0.52)        (0.04)
                             -------        -------        --------       -------
NET ASSET VALUE, END OF
  PERIOD................     $ 15.96        $ 13.07        $  13.67       $ 11.14
                             =======        =======        ========       =======
TOTAL RETURN+...........       31.71%          3.72%          28.00%        11.81%**
                             =======        =======        ========       =======
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (Thousands)....     $22,552        $13,804        $    892       $   696
Ratio of Expenses to
  Average Net Assets....        0.95%          0.95%           1.06%         0.95%*
Ratio of Net Investment
  Income to Average Net
  Assets................        1.16%          1.89%           1.51%         1.54%*
Portfolio Turnover
  Rate..................          55%            21%             33%            4%
Average Commission
  Rate#.................     $0.0552        $0.0574        $ 0.0600           N/A
Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  the Adviser to Average
  Net Assets............        0.64%          6.32%          12.20%        17.05%*
Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............        0.95%          0.95%           0.95%         0.95%*

-----------
  * Annualized.
 ** Not annualized.
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks capital appreciation by investing primarily in the com-mon stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better than average performance in the future. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  The Adviser focuses mainly on choosing individual stocks rather than trying to forecast the overall strength of the stock market. In particular, the Ad-viser seeks to invest in large, established quality companies whose stocks can be bought at attractive prices because of the market's misperceptions about the companies' value.

  As a contrarian, the Adviser seeks to invest by going against the consensus opinion on individual stocks. To discover the appropriate contrarian position, the Adviser stays in contact with stock market research analysts and takes their assumptions into account in determining whether stocks are undervalued or overvalued.

  The Portfolio will invest primarily in the common stock of large capitaliza-tion companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in se-curities convertible into common stock. There is no particular percentage of the Portfolio's assets to be invested in any one type of security, and it has the ability to purchase other securities that may produce capital appreciation such as non-convertible preferred stocks, rights and warrants to purchase com-mon stocks, and bonds. However, under normal circumstances, the Adviser antic-ipates no more than 5% of the Portfolio's total assets will be invested in in-vestment grade bonds which are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Services ("S&P") (AAA, AA, A or BBB), or if unrated, of equivalent quality in the Adviser's judgment. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judg-ment, the retention of securities is warranted. The Portfolio's SAI contains a detailed description of corporate bond ratings.

  The Portfolio seeks to outperform the market during most time periods, not by taking advantages of shifts in the overall direction of the market, but by identifying attractive stocks. The Portfolio will invest primarily in estab-lished, high-quality companies whose stock is selling at attractive prices due to short-term market misperceptions. Consistent with avoiding market timing is maintaining most individual common stock holdings in a somewhat equally weighted position in the

Portfolio. This is sometimes accomplished by rebalancing current holdings in response to a change in the market value of individual holdings over time. A portion of a holding which has become larger due to market value change may be sold. Conversely an additional purchase of shares of a current holding may be made if market value change has reduced the holding size in the total portfo-lio.

  The Adviser's investment style is categorized as large cap, bottom-up, val-ue-oriented and contrarian. Its investment philosophy and process is qualita-tive rather than quantitative, and its investment approach has four distin-guishing characteristics. First, it emphasizes large company stocks. Second, it employs a bottom-up approach which means that it will construct the Portfo-lio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they wanted to emphasize and then would look for stocks that fit those requirements.) Third, it is value-oriented. This means that it invests in stocks which are perceived to be priced below their true value because the market does not rec-ognize their potential. And fourth, it is contrarian in that it goes against the common consensus when it invests. To maintain an effective contrarian pos-ture, it closely monitors market opinion-makers, such as research analysts and commentators, and then evaluates the impact of their opinions on stock prices, in identifying securities which are perceived to be undervalued or overvalued. This results in active contrarian rebalancing of current holdings.

  The Adviser selects individual issues which offer a combination of some of the following characteristics:

    . they are out-of-favor among market analysts;

    . they are priced below the mid-point of their trading range over the past year;

    . the issuing companies have maintained sound financial credit qual-ity as measured by their balance sheets or they are expected to significantly improve;

    . they are large companies with market values over $1 billion;

    . they have reasonable (based on normalized expected earnings) price-to-earnings ratios; and

    . they pay or may become able to pay a dividend.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS AND REPURCHASE AGREEMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individu-ally.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio for cash management purposes provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic develop-ments which could affect U.S. investments in those countries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio's ability to use these strategies may be limited by market condi-tions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segre-gated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any securi-ty, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the Portfolio's SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denomi-nated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

AMERICAN DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADRs in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information programs available regarding issuers of securities underlying unsponsored pro-grams and there may not be a correlation between such information and the mar-ket value of the depositary receipts. ADRs also involve the risks of other in-vestments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment policies, the Portfolio's investment in deposi-tary receipts will be deemed to be investments in the underlying securities and will not exceed 25% of the Portfolio assets.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemption of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other per-son entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application, and mail it along with a check payable to "UAM Funds" to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will ac-cept it for investment. The Fund will not accept third party checks to pur-chase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. The call must be received prior to the close of regular trad-ing on the NYSE (generally 4:00 p.m. Eastern Time) to receive that days' price. An account number and a wire control number will be provided to you, in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds

                       Credit DDA Acct. #9102772952
                          Ref: Portfolio Name
                           Your Account Name
                          Your Account Number
                          Wire Control Number

                  (assigned by UAM Funds Service Center)

  . Forward a completed Application to the UAM Funds Service Center. Federal
    Funds purchases will be accepted only on days when the NYSE and the Cus-todian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional in-vestments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action. (See "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for frac-tional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:
    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemption where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when either the NYSE or Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges when they sell portfolio securities received in payment of redemptions.

  The Portfolios reserve the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other Portfolio of the UAM Funds. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibil-ity for the authenticity of telephoned instructions, see "REDEMPTION OF
SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or be pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to termi-nate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effec-tive. There is currently no charge to the shareholder for a Systematic With-drawal Plan.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security
or Tax     -
payer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. The Adviser is a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM"), a holding company, and provides and offers investment management and advisory services to corpora-tions, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. As of December 31, 1997, the Adviser had over $2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.625%. The Adviser has agreed to waive a por-tion of its advisory fees and to assume certain operating expenses in order to keep the Portfolio's total operating expenses from exceeding 0.950% of average daily net assets.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Payments for such services may be made out of the paying entities revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15% of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provided to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

 Jon F. Holsteen,  President, CEO and Chief Investment Officer
 Education:        Lake Forest College, BA
 Experience:       Founded Chicago Asset Management Company in 1983.

 Kevin J. McGrath, Senior Vice President and Senior Portfolio Manager--
                    Equities
 Education:        Regis College, BA
                   St. Thomas College, MBA
 Experience:       Joined Chicago Asset Management Company in 1991. Vice
                   President, Smith Barney, Harris Upham, Inc. 1985-1991.

 Donald G. Adams,  Vice-President
 Education:        College of DuPage, AD
 Experience:       Joined Chicago Asset Management Company in 1996. Vice
                   President, Zurich Insurance 1986-1996.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

      CHICAGO ASSET MANAGEMENT COMPANY -- EQUITY + CASH COMPOSITE RETURNS
                  (Percentage Returns Net of Management Fees)

                                                          CHICAGO
                                                           ASSET
                                                         MANAGEMENT
                     CALENDAR YEARS                       COMPANY   S & P 500
                     --------------                      ---------- ---------
1985....................................................   36.1%      32.0%
1986....................................................   21.9%      18.4%
1987....................................................    4.7%       5.2%
1988....................................................   26.4%      16.8%

                                                          CHICAGO
                                                           ASSET
                                                         MANAGEMENT
                     CALENDAR YEARS                       COMPANY   S & P 500
                     --------------                      ---------- ---------
1989....................................................    21.5%     31.6%
1990....................................................   (8.1)%    (3.2)%
1991....................................................    29.3%     30.6%
1992....................................................    14.4%      7.6%
1993....................................................    13.4%     10.1%
1994....................................................     7.6%      1.3%
1995....................................................    30.3%     37.6%
1996....................................................    15.0%     23.0%
1997....................................................    19.4%     33.4%
3 Months ended 3/31/98..................................    11.7%     14.0%
Annualized through 3/31/98..............................    17.9%     18.9%
Cumulative through 3/31/98..............................   784.3%    886.9%
Thirteen-Year Mean......................................    17.8%     18.8%
Value of $1 invested during (1/1/85-3/31/98)............    $8.84     $9.87

   CHICAGO ASSET MANAGEMENT COMPANYEQUITY + CASH RETURNS FOR VARIOUS PERIODS
                              ENDED 3/31/98
                  (Percentage Returns Net of Management Fees)

                     PERIODS ENDED 3/31/98                       ADVISER S&P 500
                     ---------------------                       ------- -------
One-year period.................................................  36.7%   48.0%
Three-year period (average annual)..............................  22.4%   32.8%
Five-year period (average annual)...............................  18.4%   22.4%
Ten-year period (average annual)................................  16.4%   18.9%

-----------
Notes:
1. The ANNUALIZED return is calculated from monthly data, allowing for com-pounding Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the account on January 1, 1985 had grown to $8.84 by March 31, 1998.

3. The 13-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/85-3/31/98) was 0.40% or 40 basis points. During the period, fees on the
    Advis     -
    er's individual accounts ranged from 0.25% to 1.00% (25 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

6. The equity + cash composite includes every separate discretionary equity account as of 3/31/98. As of 3/31/98, this composite included all 35 eq-uity portfolios, including the equity + cash portions of balanced ac-counts, totaling $1.4 billion. Leverage has not been used in any portfo-lios included in this composite. A list of all composites of the Adviser is available upon request.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:



                                                                     Rate
                                                                     -----
  Chicago Asset Management Value/Contrarian Portfolio............... 0.06%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:


  0.19 of 1% of the first $200 million of combined UAM Fund assets;
  0.11 of 1% of the next $800 million of combined UAM Fund assets;
  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.


  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolios. The Agreements direct the Adviser to use its best efforts to ob-tain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to each Portfolio in addition to required serv-ices. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, pro-vided that such commissions are paid in compliance with the Securities Ex-change Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series

("Portfolios") or classes of shares of beneficial interest without further ac-tion by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, UMBSC & Co., FBO Interstate Brands Conservative Growth and UMBSC & Co., FBO Interstate Brands Moderate Growth, held of record 47.8% and 28.0%, respectively, of the outstanding shares of the Portfolio's Institu-tional Class for which beneficial ownership is disclaimed or presumed dis-claimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

  Both Institutional and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclu-sive voting rights with respect to matters relating to distribution expendi-tures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover page of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio

 Cambiar Opportunity Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio

 Heitman Real Estate Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio

 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio

 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio

 SAMI Preferred Stock Income Portfolio

 Sirach Bond Portfolio
 Sirach Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio


 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Chicago Asset Management Company
    70 West Madison Street 56th Floor
    Chicago, IL 60602

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110




    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


FPA Crescent Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Purchase of Shares.........................................................  15
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  23
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Administrative Services....................................................  27
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28
UAM Funds -- Institutional Class Shares....................................  30

UAM FUNDS
                                                     FPA CRESCENT PORTFOLIO

                                                 INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios), each of which has different investment objectives and policies. The FPA Crescent Portfolio (the "Portfolio") offers two separate classes of shares: Institu-tional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfo-lio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they pro-vide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its ob-jective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE  COMMISSION, NOR  HAS  THE  SECURITIES  AND EXCHANGE  COMMISSION
     PASSED UPON THE ACCURACY  OR ADEQUACY OF  THIS PROSPECTUS. ANY  REPRE-
      SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge Transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases....................................... NONE
   Sales Load Imposed on Reinvested Dividends............................ NONE
   Deferred Sales Load................................................... NONE
   Redemption Fees....................................................... NONE
   Exchange Fee.......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 1.00%
   12b-1 Fees (Including Shareholder Servicing Fees)..................... NONE
   Other Expenses........................................................ 0.45%
                                                                          ----
   Total Operating Expenses.............................................. 1.45%*
                                                                          ====

-----------

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.85% of average daily net assets until further notice. The figures above include the effect of expense offsets. If expense offsets were excluded, To-tal Operating Expenses of the Portfolio would not be affected. The Adviser may change or discontinue its fee waivers and expense assumptions at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses set forth above are based upon the Portfolio's Institutional Class Shares' operations during the fiscal year ended March 31, 1998.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   FPA Crescent Portfolio
     Institutional Class Shares.................  $15     $46     $79     $174

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $4.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"). (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will be distributed at least annually. Distributions will be re-invested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administration, fund accounting, divi-dend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between the time the Portfolio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. The use of derivatives, if employed incorrectly, may ad-versely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "OTHER INVESTMENT POLICIES" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Annual Financial State-ments, which are included in the Portfolio's 1998 Annual Report to Sharehold-ers. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by Tait, Weller & Baker, independent accountants, for the fiscal years ended 1994, 1995 and 1996, and by PricewaterhouseCoopers LLP for the fiscal years ended March 31, 1997 and 1998, whose unqualified opinion thereon is incorporated in the Port-folio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report. The Report is incorporated into the SAI. Fur-ther information about the Portfolio's performance is contained in its Annual Report, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                                                       JUNE 2,
                          YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED 1993+ TO
                          MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                            1998++      1997       1996       1995      1994
                          ---------- ---------- ---------- ---------- ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  13.46   $ 12.67    $ 11.23    $ 10.96    $ 10.00
                           --------   -------    -------    -------    -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.55      0.31       0.40       0.21       0.13
 Net Realized and
  Unrealized Gain on
  Investments...........       2.88      2.16       2.29       0.77       0.99
                           --------   -------    -------    -------    -------
 Total From Investment
  Operations............       3.43      2.47       2.69       0.98       1.12
                           --------   -------    -------    -------    -------
DISTRIBUTIONS
 Net Investment Income..      (0.40)    (0.34)     (0.37)     (0.18)     (0.10)
 Net Realized Gains.....      (0.26)    (1.34)     (0.88)     (0.53)     (0.06)
                           --------   -------    -------    -------    -------
 Total Distributions....      (0.66)    (1.68)     (1.25)     (0.71)     (0.16)
                           --------   -------    -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $  16.23   $ 13.46    $ 12.67    $ 11.23    $ 10.96
                           ========   =======    =======    =======    =======
TOTAL RETURN............      25.96%    20.61%     24.71%      9.35%     11.40%**
                           ========   =======    =======    =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
NET ASSETS, END OF
 PERIOD (THOUSANDS).....   $247,833   $65,619    $22,025    $15,990    $10,174
RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
 Before Expense
  Reimbursement and
  Offset................       1.45%     1.60%      1.59%      1.65%      1.86%*
 After Expense
  Reimbursement and
  Offset................       1.45%     1.57%      1.59%      1.65%      1.85%*
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS:
 Before Expense
  Reimbursement and
  Offset................       3.62%     2.77%      3.35%      2.16%      1.60%*
 After Expense
  Reimbursement and
  Offset................       3.62%     2.80%      3.35%      2.16%      1.61%*
Portfolio Turnover
 Rate...................         18%       45%       100%       101%        89%**
Average Commission Rate
 Paid#..................   $ 0.0564   $0.0521        N/A        N/A        N/A

-----------
 * Annualized.
** Not Annualized.
 + Commencement of Operations.

++ Per share amounts for the year ended March 31, 1998 are based on average outstanding shares.
 # For fiscal years ending on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed-income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

EQUITY SECURITIES

  The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securi-ties that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

  .High return on capital

  .Solid balance sheet

  .Meaningful cash flow

  .Active share repurchase program

  .Insider buying

  .Superior management seeking to maximize shareholder value

  .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their earnings and pe-nalizing those which do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. When reacting to current economic or company information, in-vestors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to be-come underpriced or overpriced in the short-term thereby creating an excellent opportunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

FIXED-INCOME OBLIGATIONS

  Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds ac-cordingly. Usually, a defensive interest rate strategy is employed, with in-vestments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser may invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these investments pro-vide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment-grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Ratings Services ("S&P") or Moody's In-vestors Service ("Moody's") are investment grade, but Moody's considers secu-rities rated Baa to have speculative characteristics. Changes in economic con-ditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities.

                           OTHER INVESTMENT POLICIES

LOWER RATED SECURITIES

  The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less liquidity, and greater risk of in-come or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctua-tions in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the SAI for further discussion of lower rated securities.

REPURCHASE AGREEMENTS

  The Portfolio may enter into repurchase agreements in order to earn addi-tional income on available cash, or as a defensive investment in periods when the Portfolio is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security (which may be of any maturity) and the seller agrees to repurchase that obligation at a future time at a set price, thereby determining the yield during the pur-chaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will re-quire full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could experience both delays in liquidating the un-derlying security and losses in value. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement.

ILLIQUID AND RESTRICTED SECURITIES

  The Portfolio may not invest more than 15% of its net assets in illiquid se-curities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal re-strictions (so-called "restricted securities"); and (iii) repurchase agree-ments having more than seven days to maturity. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

FOREIGN SECURITIES

  The Portfolio may invest up to 20% of its total assets in securities of for-eign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the se-curities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates be-tween foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confisca-tory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

SHORT SALES

  The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the secu-rity borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is re-quired to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a fee which would increase the cost of the security sold. The pro-ceeds of the short sale will be retained by the broker, to the extent neces-sary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

OPTIONS AND FUTURES

  The Portfolio may purchase and write call and put options on securities, se-curities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securi-ties prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is re-quired to maintain segregated accounts consisting of cash or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting po-sitions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the SAI for further information regarding characteristics of and risks involved in the use of these instruments.

U.S. GOVERNMENT SECURITIES

  The Portfolio may invest in U.S. Government securities. U.S. Government se-curities include direct obligations issued by the U.S. Treasury, such as Trea-sury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Gov-ernment National Mortgage Association ("GNMA"), Federal Home Loan Bank, Fed-eral Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

INFLATION-INDEXED BONDS


  Inflation-indexed bonds are securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds are generally issued at an interest rate lower than comparable non-indexed bonds, but are expected to re-tain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Infla-tion indexed-bonds issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be is-sued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

MORTGAGE BACKED SECURITIES

  The Portfolio may invest in mortgage-backed securities. Mortgage-backed se-curities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mort-gage-backed securities may include single-family, multi-family and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs pro-duce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches," which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and prepayment variability of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the av-erage maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of se-curities as means of "locking in" an attractive rate for an extended period because of the prepayment feature. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securities will generally de-cline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of interest income may be reduced. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or will be suitably structured to be considered by the Adviser to be of investment grade quality.

PORTFOLIO TURNOVER

  In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell secu-rities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical turnover rates. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capi-tal gains are realized, any distributions resulting from such gains are con-sidered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPI-TAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest for cash management purposes the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. "Delayed settlement" is a term used to describe settle-ment of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its total assets at fair market value, would be committed to loans. By lending its investment se-curities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered by the Ad-viser in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES

   As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the SAI. Like the Portfolio's investment objective, most of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be im-posed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their custom-ers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the close of regular trading on the New York Stock Exchange ("Exchange") on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC"), by such time, the Serv-ice Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net as-set value next computed after they are accepted by a Service Agent or its au-thorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure your check is made payable to "UAM Funds".

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regular trad-ing on the Exchange (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and wire control number will then be pro-vided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

                  (assigned by UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the Exchange and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investors bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via
Automated Clearing House ("ACH"). Investors purchasing via ACH should com     -
plete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction (see "SHAREHOLDER SERVICES - AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the Exchange (gener-ally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the Exchange closes on that day. Investments received after the close of the Exchange will be executed at the price computed on the next day the Ex-change is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lios performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment secu-rities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The

Fund may suspend the right of redemption or postpone the date at times when both the Exchange and Custodian Bank are closed, or under any emergency cir-cumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests re-ceived after the close of regular trading on the Exchange will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authenticity of telephoned in-structions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into an-other UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the value of the Portfolio's shares fluctu-ate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfo-lio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the Exchange on each day that the Exchange is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date are valued neither exceeding the cur-rent ask prices nor less than the current bid prices. The prices for securi-ties denominated in a foreign currency are converted to U.S. dollars based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calculated sepa-rately for each class of the Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in June, with a supplemental distribution in December of any un-distributed capital gains earned during the 12 month period ended each Octo-ber. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of the tax status of dividends and capital gain distribu-tions received.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that the Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is primarily responsible for management of the Portfolio. Mr. Romick has 13 years of experience in the investment management business. He is cur-rently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was chairman of Crescent Management, an investment advisory firm he founded. Cres-cent Management served as the Portfolio's adviser until the firm was merged with the current Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $4.5 billion for seven investment companies, including one closed-end investment company, and more than 25 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, an Exchange-listed holding company principally engaged, through affiliated firms, in providing institutional in-vestment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to as-sume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.85% of aver-age daily net assets until further notice. To the extent the Adviser performs a service for which the Portfolio is obligated to pay, the Portfolio shall re-imburse the Adviser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is lo-cated at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are nei-ther parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to the Portfolio in addition to required services. Such bro-kers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such com-missions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same, transactions in such securities will be allocated among the Portfolio and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocat-ing such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Charles Schwab & Co., Inc., Reinvest Account, held of record 48.8% of the outstanding shares of the Portfolio's Institutional Class and Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Retirement & Profit Sharing Trust, held of record 41.5% of the outstanding shares of the Portfolio's Service Class for which beneficial ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of the Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights for matters relating to such distribution expendi-tures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. For information about the Service Class Shares of the Portfolio, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Cambiar Opportunity Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
Heitman Real Estate Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee Small Cap Equity Portfolio
McKee U.S. Government Portfolio
MJI International Equity Portfolio
NWQ Balanced Portfolio
NWQ Small Cap Portfolio
NWQ Special Equity Portfolio
NWQ Value Equity Portfolio
Rice, Hall James Small Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio
SAMI Preferred Stock Income Portfolio
Sirach Bond Portfolio
Sirach Growth Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio
TS&W Balanced Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    First Pacific Advisors, Inc.
    11400 West Olympic Boulevard
    Suite 1200
    Los Angeles, CA 90064

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110




    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                  Prospectus
                                 July 17, 1998


FPA Crescent Portfolio

                                   Institutional Service Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  20
Service and Distribution Plans.............................................  22
Shareholder Services.......................................................  24
Valuation of Shares........................................................  25
Performance Calculations...................................................  26
Dividends, Capital Gains Distributions and Taxes...........................  27
Investment Adviser.........................................................  28
Administrative Services....................................................  29
Distributor................................................................  30
Portfolio Transactions.....................................................  30
General Information........................................................  31
UAM Funds -- Institutional Service Class Shares............................  33

UAM FUNDS                                           FPA CRESCENT PORTFOLIO

                                              INSTITUTIONAL SERVICE CLASS
                                              SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS -- July 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios), each of which has different investment objectives and policies. The FPA Cres-cent Portfolio (the "Portfolio") offers two separate classes of shares: Insti-tutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Port-folio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its ob-jective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares will incur. The Fund does not charge transac-tion fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees ............................................ 1.00%
   12b-1 Fees (Including Shareholder Servicing Fees)*................... 0.25%
   Other Expenses....................................................... 0.48%
                                                                         ----
   Total Operating Expenses ............................................ 1.73%**
                                                                         ====

-----------

* The Service Class Shares may bear service fees of 0.25% of average daily net assets of the Portfolio. (See "SERVICE AND DISTRIBUTION PLANS.") Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

** The Adviser has voluntarily agreed to waive all or a portion of its advi-sory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from ex-ceeding 2.10% of average daily net assets until further notice. The fig-ures above include the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Portfolio would not be affected. The Adviser may change or discontinue its fee waivers and expense assump-tions at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses set forth above are based upon the Portfolio's Service Class Shares' operations during the fiscal year ended March 31, 1998.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   FPA Crescent Portfolio
     Service Class Shares.......................  $18     $54     $94     $204

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $4.5 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"). (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will be distributed annually or more often. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBU-TIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administration, fund accounting, divi-dend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between the time the Portfolio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. The use of derivatives, if employed incorrectly, may ad-versely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "OTHER INVESTMENT POLICIES" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio. The table is part of the Portfolio's Annual Financial Statements, which are included in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited by PricewaterhouseCoopers LLP whose unqualified opin-ion thereon is also incorporated into the Portfolio's SAI. This information should be read in conjunction with the Portfolio's 1998 Annual Report. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by telephoning the number on the Prospectus cover page.

                                                             JANUARY 24, 1997+
                                               YEAR ENDED           TO
                                            MARCH 31, 1998++  MARCH 31, 1997
                                            ---------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 13.43           $ 13.12
                                                -------           -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................        0.53              0.03
 Net Realized and Unrealized Gain on
   Investments.............................        2.84              0.28
                                                -------           -------
  Total from Investment Operations.........        3.37              0.31
                                                -------           -------
DISTRIBUTIONS:
 Net Investment Income.....................       (0.39)               --
 Net Realized Gain.........................       (0.26)               --
                                                -------           -------
  Total Distributions......................       (0.65)               --
                                                -------           -------
NET ASSET VALUE, END OF PERIOD.............     $ 16.15           $ 13.43
                                                =======           =======
TOTAL RETURN...............................       25.55%             2.36%**
                                                =======           =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)......     $18,900           $    32
Ratio of Expenses to Average Net Assets....        1.73%             1.85%*
Ratio of Net Investment Income to Average
  Net Assets...............................        3.44%             2.56%*
Portfolio Turnover Rate....................          18%               45%*
Average Commission Rate Paid...............     $0.0564           $0.0521

-----------
 *  Annualized.
**  Not Annualized.
 +  Commencement of Operations.

++ Per share amounts for the year ended March 31, 1998 are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed-income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

EQUITY SECURITIES

  The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securi-ties that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

    .High return on capital

    .Solid balance sheet

    .Meaningful cash flow

    .Active share repurchase program

    .Insider buying

    .Superior management seeking to maximize shareholder value

    .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their earnings and pe-nalizing those which do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. When reacting to current economic or company information, in-vestors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to be-come underpriced or overpriced in the short-term thereby creating an excellent opportunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

FIXED-INCOME OBLIGATIONS

  Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds ac-cordingly. Usually, a defensive interest rate strategy is employed, with in-vestments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser may invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and preferred stock, including convertible and high yield bonds. Generally, these invest-ments provide a return in excess of government securities and can provide po-tential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment-grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Ratings Services ("S&P") or Moody's In-vestors Service ("Moody's") are investment grade, but Moody's considers secu-rities rated Baa to have speculative characteristics. Changes in economic con-ditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities.

                           OTHER INVESTMENT POLICIES

LOWER RATED SECURITIES

  The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less liquidity, and greater risk of in-come or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctua-tions in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the SAI for further discussion of lower rated securities.

REPURCHASE AGREEMENTS

  The Portfolio may enter into repurchase agreements in order to earn addi-tional income on available cash, or as a defensive investment in periods when the Portfolio is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security (which may be of any maturity) and the seller agrees to repurchase that obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio en-gages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfo-lio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corpo-ration and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. The Portfolio's contribution would determine its return from a joint repurchase agreement.

ILLIQUID AND RESTRICTED SECURITIES

  The Portfolio may not invest more than 15% of its net assets in illiquid se-curities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal re-strictions (so-called "restricted securities"); and (iii) repurchase agree-ments having more than seven days to maturity. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

FOREIGN SECURITIES

  The Portfolio may invest up to 20% of its total assets in securities of for-eign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the se-curities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic devel-opments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

SHORT SALES

  The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the secu-rity borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is re-quired to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a fee which would increase the cost of the security sold. The pro-ceeds of the short sale will be retained by the broker, to the extent neces-sary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

OPTIONS AND FUTURES

  The Portfolio may purchase and write call and put options on securities, se-curities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of its overall investment strategies. The Portfo-lio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securi-ties, (or, as permitted by applicable regulation, enter into certain offset-ting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the SAI for further information regarding characteristics of and risks involved in the use of these instruments.

U.S. GOVERNMENT SECURITIES

  The Portfolio may invest in U.S. Government securities. U.S. Government se-curities include direct obligations issued by the U.S. Treasury, such as Trea-sury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Gov-ernment National Mortgage Association ("GNMA"), Federal Home Loan Bank, Fed-eral Financing Bank, and Student Loan Marketing Association.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumen-tality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

INFLATION-INDEXED BONDS

  Inflation-indexed bonds are securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds are generally issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Infla-tion indexed-bonds issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be is-sued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

MORTGAGE-BACKED SECURITIES

  The Portfolio may invest in mortgage-backed securities. Mortgage-backed se-curities are collateralized by pools of mortgages assembled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mort-gage-backed securities may include single-family, multi-family and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs pro-duce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different segments known as "tranches," which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and prepayment variability of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the av-erage maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, they may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. Prepayment risk has two important effects. First, like bonds in general, mortgage-backed securi-ties will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, a Portfolio's rate of interest income may be reduced. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are suitably structured to be con-sidered by the Adviser to be of investment grade quality.

PORTFOLIO TURNOVER

  In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell secu-rities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates. In addition to portfolio trading costs, higher rates of portfolio turn-over may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "DIVI-DENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxa-tion.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateral-ized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest for cash management purposes the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securi-ties to the extent that greater than one-third of its total assets at fair market value, would be committed to loans. By lending its investment securi-ties, the Portfolio attempts to increase its income through the receipt of in-terest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered by the Ad-viser in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES

  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC for each of its Portfolios to invest for cash management purposes the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the SAI. Like the Portfolio's investment objective, most of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be permitted by the offi-cers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different ex-change privileges. (See "SHAREHOLDER SERVICES--EXCHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regard-ing purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the close of regular trading on the New York Stock Exchange ("Exchange") on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC"), by such time, the Serv-ice Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applica-ble, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documen-tation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the Exchange (generally 4:00 p.m. Eastern Time) to re-ceive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                              ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name _______
                          Your Account Number _______
                           Your Account Name _______
                          Wire Control Number _______
                  (assigned by UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the Exchange and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investors bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the Exchange (gener-ally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the Exchange closes on that day. Investments received after the close of the Exchange will be executed at the price computed on the next day the Ex-change is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL

  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or postpone the date at times when both the Exchange and Custodian Bank are closed, or under any emer-gency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agent directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25 of 1% of the average daily value of Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing re-flect actual expenses incurred up to the limits described herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.



  The Distribution Plan and Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promo-tional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Trustees or Service Class shareholders. The amounts and purposes of expenditures under the Plans are reported to the Board of Trustees quarterly. The amounts allowable under the Plans for the Service Class of Shares of the Portfolios are limited by the terms of such Plan and under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests re-ceived after the close of regular trading on the Exchange will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is en-gaged in excessive trading, the Fund, with or without prior notice may reject in whole or part any exchange request, with respect to such investor's ac-count. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELE-PHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the value of the Portfolio's shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the share-holder must designate the Portfolio from which the redemptions under a System-atic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participa-tion in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is cur-rently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the Exchange on each day that the Exchange is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date are valued neither exceeding the cur-rent ask prices nor less than the current bid prices. The prices for securi-ties denominated in a foreign currency are converted to U.S. dollars based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of the Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in June, with a supplemental distribution in December of any un-distributed capital gains earned during the 12 month period ended each Octo-ber. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends and distributions. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a port-folio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of the tax status of dividends and capital gain distribu-tions received.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that the Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is primarily responsible for management of the Portfolio. Mr. Romick has 13 years of experience in the investment management business. He is cur-rently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was Chairman of Crescent Management, an investment advisory firm he founded. Cres-cent Management served as the Portfolio's adviser until the firm was merged with the current Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $4.5 billion for seven investment companies, including one closed-end investment company, and more than 25 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, an Exchange-listed holding company principally en-gaged, through affiliated firms, in providing institutional investment manage-ment and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to as-sume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary ex-penses), after the effect of expense offsets, from exceeding 2.10% of average daily net assets until further notice. To the extent the Adviser performs a service for which the Portfolio is obligated to pay, the Portfolio shall reim-burse the Adviser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of its affiliates, may, at their own expense, compensate a Service Agent or other person for mar-keting, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfo-lio. The person making such payments may do so out of its revenues, its prof-its or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services its pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is lo-cated at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus (except as described under "SERVICE AND DISTRIBUTION PLANS"). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a ma-jority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser deter-mines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same, transactions in such securities will be allocated among the Portfolio and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocat-ing such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Charles Schwab & Co. Inc., Reinvest Account, held of record 48.8% of the outstanding shares of the Portfolio's Institutional Class and Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Retirement & Profit Sharing Trust, held of record 41.5% of the outstanding shares of the Portfolio's Service Class for which beneficial ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the

1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any mat-ter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of the Portfolio. Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights for matters relating to such distribution expendi-tures. The Board of Trustees of the Fund has authorized a third class of shares, Advisor Shares, which is not currently being offered by this Portfo-lio. For information about the Institutional Class Shares of the Portfolio, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of this Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES


  BHM&S Total Return Bond Portfolio
  DSI Disciplined Value Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  MJI International Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Small Cap Value Portfolio
  NWQ Special Equity Portfolio
  NWQ Value Equity Portfolio
  Sirach Bond Portfolio
  Sirach Equity Portfolio
  Sirach Growth Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TJ Core Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    First Pacific Advisors, Inc.
    11400 West Olympic Boulevard
    Suite 1200
    Los Angeles, CA 90064

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


Hanson Equity Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   2
Risk Factors...............................................................   3
Financial Highlights.......................................................   3
Investment Objective.......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   5
Investment Limitations.....................................................   9
Purchase of Shares.........................................................   9
Redemption of Shares.......................................................  13
Shareholder Services.......................................................  15
Valuation of Shares........................................................  17
Performance Calculations...................................................  18
Dividends, Capital Gains Distributions and Taxes...........................  18
Investment Adviser.........................................................  19
Adviser's Historical Performance...........................................  21
Administrative Services....................................................  24
Distributor................................................................  24
Portfolio Transactions.....................................................  25
General Information........................................................  25
UAM Funds -- Institutional Class Shares....................................  27

UAM FUNDS                                                HANSON EQUITY PORTFOLIO

                                           INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  Hanson Equity Portfolio is one of a series of investment portfolios available through UAM Funds Trust ("UAM Funds"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. Hanson Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Insti-tutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Hanson Investment Management Company.

  HANSON EQUITY PORTFOLIO. The Hanson Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, pri-marily the common stock of large, U.S.-based companies with outstanding finan-cial characteristics and strong growth prospects that can be purchased at rea-sonable valuations.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 0.70%
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 0.69%
                                                                          ----
   Total Operating Expenses.............................................. 1.39%*
                                                                          ====

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above for the Portfolio are estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily net assets will be $21 million.

*The figures above include the effect of expense offsets. If expense offsets were excluded, Total Operating Expenses of the Portfolio would not be affected.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Hanson Equity Portfolio......................  $14     $44     $76     $167

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Hanson Investment Management Company (the "Adviser") is a registered invest-ment adviser. Founded in 1973, the firm currently has over $1.1 billion in as-sets under management. The firm is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its trans-action; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio's perfor-mance may depend on the ability of the Adviser who has substantial experience as an investment adviser but limited experience as an adviser to a mutual fund.

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented. This table is part of the Portfo-lio's Annual Financial Statements included in the Portfolio's 1998 Annual Re-port to Shareholders. The Report is incorporated by reference into the Portfo-lio's SAI. The Portfolio's Annual Financial Statements have been audited by PricewaterhouseCoopers LLP whose unqualified opinion thereon is also incorpo-rated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by telephoning the number on the Prospectus cover page.

                                                              OCTOBER 3, 1997*
                                                              TO APRIL 30, 1998
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................      $ 10.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss.........................................        (0.02)
 Net Realized and Unrealized Gain on Investments.............         1.40
                                                                   -------
  Total from Investment Operations...........................         1.38
                                                                   -------
NET ASSET VALUE, END OF PERIOD...............................      $ 11.38
                                                                   =======
TOTAL RETURN.................................................        13.80 %***
                                                                   =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).......................      $25,690
 Ratio of Expenses to Average Net Assets.....................         1.56 %**
 Ratio of Net Investment Loss to Average Net Assets..........        (0.35)%**
 Portfolio Turnover Rate.....................................           11 %
 Average Commission Rate.....................................      $0.0598
 Ratio of Expenses to Average Net Assets including Expense
   Offsets...................................................         1.56 %**

-----------

  * Commencement of Operations

 ** Annualized

*** Not Annualized

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 80% of its total assets in equity securities, pri-marily the common stock of large capitalization, U.S.-based companies. Large capitalization companies are defined as those companies with market capital-izations greater than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, rights and warrants. The Portfolio may also invest in short-term investments, convertible preferred stock and con-vertible bonds.

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. (See "SHORT-TERM INVESTMENTS" and "REPURCHASE AGREEMENTS.") When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  The basis of the Adviser's investment philosophy is to "buy the company, not the stock." The Adviser believes that superior long-term results can be achieved by investing in a select number of well-managed companies that have clear business plans, specific financial goals, above-average earnings and dividend growth rates, and whose shares can be purchased at reasonable valua-tions. The Adviser's stock selection process is a bottom-up approach which means that it will construct the Portfolio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they want to emphasize and then would look for stocks that fit those requirements.) In determining a suitable equity invest-ment, the Adviser evaluates a prospective company using the following process:

1.The Adviser asks three questions:
  .Does the Adviser understand the company's business?
  .Is the company's management shareholder-conscious?
  .Is the company's long-term outlook favorable?

2. The Adviser subjects the company to a screen designed to select companies with the following characteristics:
  .reasonable price-to-earnings ratio

  .above-average total return potential
  .leader in its industry
  .highly profitable
  .financially strong

3. Finally, the potential investment is put through an intensive review by the Investment Committee before it is added to the Portfolio.

  The Adviser sells equity investments when: (a) the company fails to meet the Adviser's investment criteria; (b) a more attractive investment is found; or
(c) the company's share price rises to a level that cannot be justified.

                           OTHER INVESTMENT POLICIES

  Under normal circumstances, the Portfolio may invest up to 20% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service or if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any
other short-term mone     y market instruments including variable rate demand
notes and tax-exempt money
instruments. By entering into these investments on a joint basis, the Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The historical turnover rate for the Portfolio is set forth in the "Financial Highlights" table.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in illiquid securities. Prices realized from sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADRs in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Ac-cordingly, there may be less information programs available regarding issuers of securities underlying unsponsored programs and there may not be a correla-tion between such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment poli-cies, the Portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);
  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;
  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;
  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;
  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;
  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or
  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated Service Agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Portfolio's assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by Serv-ice Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemp-tion requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM" Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds".

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you in addition to wiring instructions. Next,
  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ____________
                          Your Account Number ____________
                           Your Account Name _____________
                          Wire Control Number ____________

                  (assigned by UAM Funds Service Center)
  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investors bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES - AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be long-term investment vehicles and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this

Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be deliv-ered to the Fund by the investor upon receipt from the issuer. Securities ac-quired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);
    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and
    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;
    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;
    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and
    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.
  The following tasks cannot be accomplished by telephone:
    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and
    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:
    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);
    . redemptions where the proceeds are to be sent to someplace other than the registered address; or
    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for the Port-folio as set forth in the Prospectus, where the reduction in value has oc-curred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the re-quired minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authentic-ity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or be pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A share-holder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Compa-ny, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be ef-fective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee cur-rently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end will contain additional performance information that includes compar-isons with appropriate indices. The Annual Report will be available without charge. Contact the UAM Funds Service Center at the address or telephone num-ber on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Hanson Investment Management Company (the "Adviser") is a registered invest-ment adviser formed in 1973. Its business offices are located at 4000 Civic Center Drive, Suite 200, San Rafael, CA 94903. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and of-fers investment management and advisory services to corporations, unions, pen-sions and profit-sharing plans, trusts, estates and other institutions and in-vestors. The Adviser currently has over $1.1 billion in assets under manage-ment.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services of its consulting group and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser who comprise the Investment Com-mittee and who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  CHARLES H. RAVEN, CHAIRMAN. Charles H. Raven joined Hanson Investment Man-agement Company in 1983 as a principal of the firm. Prior to joining the firm, Mr. Raven was a senior portfolio manager for McCullough & Andrews and before that was Vice President, Investments at Lionel D. Edie & Company where he worked for fourteen years. Previously, he worked in commercial banking with Bank of America. He received a BA from Stanford University and an MBA from Harvard Business School.

  DAVID E. POST, CHIEF EXECUTIVE OFFICER AND PORTFOLIO MANAGER. David E. Post joined Hanson Investment Management Company in 1994 as a portfolio manager. Mr. Post heads Adviser's Management Committee. Prior to joining HIMCO, Mr. Post directed the investment of all managed assets at CSI Capital Management, the investment management firm he founded in 1983. Previously, he served as president of HS Partners, Inc. He began his career at Merrill Lynch, Pierce, Fenner & Smith. Mr. Post received a BA from the University of California, Berkeley.

  STEVEN E. CUTCLIFFE, MANAGING DIRECTOR AND PORTFOLIO MANAGER. Steven E. Cutcliffe joined Hanson Investment Management

Company in 1991 as a portfolio manager. Mr. Cutcliffe is a member of the Man-agement Committee. Previously, Mr. Cutcliffe was Vice President, Corporate Fi-nance for McGinn, Smith & Company and before that was an Assistant Secretary at Manufacturers Hanover Trust Company. He received an AB from Dartmouth Col-lege and an MBA from Dartmouth's Amos Tuck School.


  STEVEN W. ENOS, CFA, VICE PRESIDENT, RESEARCH. Steven W. Enos joined Hanson Investment Management in 1998. Prior to joining Hanson, Mr. Enos was a Princi-pal and Vice President of Wells Capital Management. While at Wells, Mr. Enos managed $1.3 billion in equity funds and was a senior member of Wells Capi-tal's Growth Stock Team. Prior to joining Wells Fargo, he worked at Dolan Cap-ital Management where he was a research analyst. Mr. Enos began his investment career in 1985 with First Interstate Financial Advisors, where he was a port-folio manager. Mr. Enos is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco. Mr. Enos received a BS from the University of California at Davis.

  JOHN D. SCHAEFFER, VICE PRESIDENT, RESEARCH. John D. Schaeffer joined Hanson Investment Management Company in 1997. Prior to joining the Adviser, Mr. Schaeffer was a research analyst for Barbary Coast Capital, a hedge fund. Pre-viously, Mr. Schaeffer was a senior analyst at Bridgewater Associates, a quan-titative investment management firm. Mr. Schaeffer received a BA from Duke University and an MBA from the University of California, Berkeley.

  JASON E. BLATTBERG, RESEARCH ASSOCIATE. Jason E. Blattberg joined Hanson In-vestment Management in 1998. Prior to joining Hanson, Mr. Blattberg was a mem-ber of the investment strategy team at Lehman Brothers. Mr. Blattberg received a BA from the University of Virginia, attended the London School of Economics, and received an MBA from the Anderson Graduate School of Management at UCLA.

  REYNOLD SAMORANOS, VICE PRESIDENT, TRADING AND OPERATIONS. Reynold Samoranos joined Hanson Investment Management in 1991. In addition to his responsibility as primary trader, Mr. Samoranos serves Hanson in several other areas, includ-ing accounting and general staff management. Prior to joining Hanson, Mr. Samoranos worked for Citibank North America as the regional financial control-ler. Mr. Samoranos received a BS from the University of California, Berkeley and an MBA from the University of Chicago.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limita-tions, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results pre-sented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

                HANSON INVESTMENT MANAGEMENT COMPANY COMPOSITE
                RETURNS FOR INDIVIDUAL YEARS ENDED DECEMBER 31
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                   HANSON INVESTMENT
                                                      MANAGEMENT
   CALENDAR YEARS                                       COMPANY      S & P 500
   --------------                                  ----------------- ----------
   1981...........................................        11.4 %         (5.3)%
   1982...........................................        26.8 %         21.4 %
   1983...........................................        26.9 %         22.6 %
   1984...........................................         7.7 %          6.3 %
   1985...........................................        33.0 %         31.7 %
   1986...........................................        18.8 %         18.7 %
   1987...........................................        (1.0)%          5.3 %
   1988...........................................        24.1 %         16.6 %
   1989...........................................        28.5 %         31.7 %
   1990...........................................         0.3 %         (3.1)%
   1991...........................................        33.8 %         30.4 %
   1992...........................................         9.0 %          7.7 %
   1993...........................................         1.6 %         10.1 %
   1994...........................................        (4.5)%          1.2 %
   1995...........................................        34.0 %         37.8 %
   1996...........................................        22.4 %         22.9 %
   1997...........................................        35.1 %         33.4 %
   3 months ended 3/31/98.........................        11.7 %         13.9 %
   Annualized.....................................        17.3 %         16.3 %
   Cumulative.....................................      1414.5 %       1197.4 %
   Seventeen-Year Mean (1/1/81-12/31/97)..........        18.1 %         17.0 %
   Value of $1 invested during (1/1/81-3/31/98)...    $16.92         $14.78

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on January 1, 1981 had grown to $16.92 by March 31, 1998.

3. The 17-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.
4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance num-bers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/81-3/31/98) was 0.40% or 40 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.32% to 1.00% (32 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Hanson Equity Portfolio................................................ 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios of the Fund on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the
"Agree     -
ment"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to sharehold-ers.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to the Portfolio in addition to required services. Such bro-kers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such com-missions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Charles Schwab & Co., Inc., Reinvest Account, held of record 99.8% of the outstanding shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The per-sons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter re-quiring the approval of shareholders of the Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover page of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPEC-TUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio

Cambiar Opportunity Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio

Heitman Real Estate Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio

Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

McKee Small Cap Equity Portfolio
McKee U.S. Government Portfolio

MJI International Equity Portfolio

NWQ Balanced Portfolio
NWQ Small Cap Value Portfolio
NWQ Special Equity Portfolio
NWQ Value Equity Portfolio
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

SAMI Preferred Stock Income Portfolio

Sirach Bond Portfolio
Sirach Equity Portfolio

Sirach Growth Portfolio

Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio

Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio


Sterling Partners' Small Cap Value Portfolio

TS&W Balanced Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Hanson Investment Management Company
    4000 Civic Center Drive
    Suite 200
    San Rafael, CA 94903

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110




    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                  Prospectus
                                 July 17, 1998


Jacobs International Octagon Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   2
Risk Factors...............................................................   3
Financial Highlights.......................................................   4
Investment Objectives......................................................   5
Investment Policies........................................................   5
Other Investment Policies..................................................   8
Risks and Additional Investment Information................................  10
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  19
Valuation of Shares........................................................  20
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Adviser's Historical Performance...........................................  24
Administrative Services....................................................  26
Distributor................................................................  26
Portfolio Transactions.....................................................  27
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

UAM FUNDS                           JACOBS INTERNATIONAL OCTAGON PORTFOLIO

                                                      INSTITUTIONAL CLASS
                                                      SHARES

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. Jacobs Inter-national Octagon Portfolio currently offers only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of one di-versified, no-load Portfolio of the Fund managed by Jacobs Asset Management.

  JACOBS INTERNATIONAL OCTAGON PORTFOLIO. The Jacobs International Octagon Portfolio (the "Portfolio") seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")
                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                      ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 1.00%
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 0.49%
                                                                          ----
   Total Operating Expenses.............................................. 1.49%*
                                                                          ====

-----------

* The Total Operating Expenses includes the effect of expense offsets. If ex-pense offset were excluded, total operating expenses would not be affected. The Advisor and certain other service providers have voluntarily agreed to waive all or a portion of their fees and to assume operating expenses to keep the Portfolio's operating expenses from exceeding 1.75% of average daily net assets until further notice. The Adviser and/or service providers may change or discontinue their fee waivers and expense assumptions at any time.

  The table above shows various expenses and fees an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1998.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   Jacobs International Octagon Portfolio
     Institutional Shares....................  $15     $47     $81     $178

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Jacobs Asset Management is a registered investment adviser. Founded in 1995, the firm currently has over $415 million in assets under management. (See "IN-VESTMENT ADVISER.") United Asset Management Corporation is a limited partner of the Adviser and owns a controlling interest in the Adviser.

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolios may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc., ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Investors should consider the following: (1) The Portfolio will invest in securities of foreign issuers, which will be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (2) The Portfolio may in-vest in repurchase agreements, which entail a risk of loss should the seller default on its action; (3) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially; (4) The Port-folio's performance may depend on the ability of the Adviser, a relatively new entity which has not previously served as a mutual fund adviser; however, the principals of the Adviser have substantial experience as investment advisers to mutual funds. (See "OTHER INVESTMENT POLICIES.") Contact the UAM Funds Service Center at the address or telephone number on the front cover of this prospectus for a free copy of the Portfolio's Annual Report to Shareholders.

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share of the Portfolio outstanding throughout the period presented of the Portfolio. This table is part of the Portfolio's Annual Financial Statements, which are included in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Fi-nancial Statements have been audited by PricewaterhouseCoopers LLP whose un-qualified opinion thereon is also incorporated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's per-formance is contained in its Annual Report, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                                   YEAR ENDED
                                                   APRIL 30,  JANUARY 2, 1997*
                                                      1998    TO APRIL 30, 1997
                                                   ---------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  10.17       $ 10.00
                                                    --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........................       0.10          0.06
  Net Realized and Unrealized Gain on
    Investments..................................       1.82          0.11++
                                                    --------       -------
    Total from Investment Operations.............       1.92          0.17
                                                    --------       -------
DISTRIBUTIONS
  Net Investment Income..........................      (0.09)          --
  Net Realized Gain..............................      (0.15)          --
                                                    --------       -------
TOTAL DISTRIBUTIONS..............................      (0.24)          --
                                                    --------       -------
NET ASSET VALUE, END OF PERIOD...................   $  11.85       $ 10.17
                                                    ========       =======
TOTAL RETURN.....................................      19.19%         1.70%***+
                                                    ========       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)............   $113,033       $35,833
Ratio of Expenses to Average Net Assets..........       1.49%         1.75%**
Ratio of Net Investment Income to Average Net
  Assets.........................................       1.23%         3.67%**
Portfolio Turnover Rate..........................         39%            7%
Average Commission Rate..........................   $ 0.0014       $0.0037
Ratio of Voluntarily Waived Fees and Expenses
  Assumed by the Adviser to Average Net Assets ..        N/A          0.40%**
Ratio of Expenses to Average Net Assets Including
  Expense Offsets................................       1.49%         1.75%**

-----------
  * Commencement of Operations.
 ** Annualized.
*** Not Annualized.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

                             INVESTMENT OBJECTIVES

  Jacobs International Octagon Portfolio seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 85% of its total assets in the equity securities of developed and emerging markets in at least three countries outside the United States. The amount of total assets invested in the equity securities of emerging markets may range from a low of 10% to a high of 40%. Under normal circumstances, approximately 50% of total assets will be invested in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations of less than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, convertible preferred stock, rights and warrants, and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Re-ceipts ("GDRs").

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "TEMPORARY INVESTMENTS" and "REPURCHASE AGREEMENTS." When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  Emerging and developed markets in which the Portfolio initially intends to invest are listed below; however, this list is not exclusive. Investing in some emerging countries currently is not feasible, or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing and in which the markets are becoming more sophisticated. The developed and emerging countries in which the Adviser initially intends to invest include:

  Argentina                 Greece                    Peru
  Australia                 Hong Kong                 Philippines
  Austria                   Indonesia                 Poland
  Bermuda                   Ireland                   Portugal
  Brazil                    Israel                    Russia
  Czech Republic            Italy                     Singapore
  Chile                     Korea                     Spain
  China                     Japan                     Sweden
  Denmark                   Malaysia                  Switzerland
  Finland                   Mexico                    Thailand
  France                    Netherlands               United Kingdom
  Germany                   Norway


  An "emerging country" security is one issued by a company that, in the opin-ion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "FOR-EIGN INVESTMENTS.")

  There are no predetermined investment limitations with respect to any one country, but the Adviser expects to limit investments within a country in ac-cordance with the Adviser's perception of risks in that country. Generally, the Portfolio will invest in the equity securities of non-U.S. companies listed on U.S. or foreign securities exchanges, but may also invest in securi-ties traded over-the-counter. The Portfolio seeks to invest in companies that the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from chang-ing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize spe-cific country and currency risks. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests.

  The Adviser will use a flexible, value-oriented approach to selecting the Portfolio's investments. The Adviser will focus on companies rather than on countries or markets. The goal is to identify stocks selling at the greatest discount to their intrinsic future value. In attempting to identify value across disparate economies in the international marketplace, a rigid adherence to a single model results in missed opportunities. Therefore, the Adviser as-certains value in a variety of measures, including price/cash flow, enterprise value/cash flow, and price/future earnings to identify the companies it will consider for investment. The Adviser's stock picking approach is used across a full capitalization range which takes advantage of the opportunities in smaller capitalization companies. Investments generally will be held by the Portfolio for two to five years.

  The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the se-curity by the Portfolio.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. According-ly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could re-sult in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities.

  DEPOSITARY RECEIPTS. The Portfolio may invest directly in securities of emerging and developed country issuers through sponsored or unsponsored ADRs, EDRs, and GDRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust com-panies and evidence ownership of underlying securities issued by either a for-eign or a United States corporation. Generally, depositary receipts in regis-tered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

  INVESTMENT FUNDS. Some countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. How-ever, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through invest-ment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the Investment Company Act of 1940 ("1940 Act") and other applicable law as discussed below under "INVESTMENT LIMITATIONS." If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. (See "FOREIGN INVESTMENTS.")

  TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Port-folio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. (See "SHORT-TERM INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's") or if unrated, determined by the Adviser to be of comparable qual-ity.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS

DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon a Portfolio's assets invested in the DSI Money Market Port-folio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

                  RISKS AND ADDITIONAL INVESTMENT INFORMATION

FOREIGN INVESTMENTS
  Investment in securities of foreign issuers, including ADRs, generally in-volves more risk than investment in the securities of domestic issuers. In ad-dition, investment in small capitalization securities involves greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

  There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applica-ble to domestic companies. Therefore, disclosure of certain material informa-tion may not be made and less information may be available to investors in-vesting in emerging countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securi-ties markets have substantially less volume than United States national secu-rities exchanges, and securities of some for-eign issuers are less liquid and more volatile than securities of comparable domestic issuers and lack a secondary trading market. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign is-suers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and eco-nomic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securi-ties, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. The Portfolio may en-counter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including the risk of war) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging countries, there-fore, may be subject to potentially higher risks than investments in developed countries.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. The Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may con-tinue to be adversely affected by economic conditions in the countries with which they trade.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange controls regulations. Thus, the Portfolio may incur costs in connection with conversions between various cur-rencies.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumental-ities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in in-struments issued or guaranteed by the U.S. Government and its agen-cies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated service agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Portfolio's assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds " to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to UAM Funds.

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number will then be provided to you in ad-dition to wiring instructions. Next,

  .instruct your bank to wire the specified amount to the Fund's Custodian:
                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name _____________
                      Your Account Number _____________
                      Your Account Name _______________

                      Wire Control Number _____________

                      (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investors bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an account in a Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, please notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be long-term investment vehicles and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

  BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

  BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for the Port-folio as set forth in the Prospectus, where the reduction in value has oc-curred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the re-quired minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authentic-ity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or be pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quar-terly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares outstanding. The net asset value per share of the Portfolio is deter-mined as of the close of the NYSE on each day that the NYSE is open for busi-ness.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a Portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Jacobs Asset Management (the "Adviser") is a Delaware limited partnership and is a registered investment adviser formed in July 1995. Its business of-fices are located at 200 East Broward Boulevard, Suite 1920, Fort Lauderdale, FL 33301. The Adviser provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. Although the Adviser is a rela-tively new entity, the principals of the Adviser, who are also the portfolio managers of the Portfolio, have substantial experience as investment advisers to mutual funds. As of the date of this Prospectus, the Adviser currently had over $415 million in assets under management.

  United Asset Management Corporation ("UAM") is a limited partner of the Ad-viser and owns a controlling interest in the Adviser.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 1.00%. The Adviser and certain other service providers have voluntarily agreed to waive a portion of their advisory fees and to assume certain operating expenses to the extent necessary to keep the Portfolio's Service Class Shares' total operating expenses from exceeding 1.75% of average daily net assets, until further notice.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares. Pay-ments made for any of these purposes may be made from its revenues, its prof-its or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee, and who are responsible for the day-to-day management of the Portfo-lio, and their qualifications are as follows:

  DANIEL L. JACOBS, CFA, PRESIDENT. Mr. Jacobs managed $3.4 billion in inter-national and global equity portfolios as Executive Vice President and Director of Templeton Investment Counsel from 1984 to 1995. Mr. Jacobs was Portfolio Manager of Templeton's $1.4 billion Smaller Companies Growth Fund and was a Senior Portfolio Manager of institutional separate accounts. Mr. Jacobs served as President of the Templeton Variable Annuity Fund and Portfolio Manager for the Equity and the equity portion of the Balanced Funds in the Templeton Vari-able Annuity Series.

  Prior to joining Templeton, he was Vice President/Portfolio Manager, Insti-tutional Investment Group and International Division of the First National Bank of Atlanta from 1976 to 1984. Mr. Jacobs received an MBA in Finance from Emory University (1976) and a BA in Economics from Miami University (1974). In addition to holding a CFA and CIC, Mr. Jacobs is a founding member of the In-ternational Society of Financial Analysts.

  WAI W. CHIN, MANAGING DIRECTOR, ASIAN RESEARCH AND PORTFOLIO MANAGEMENT. Ms. Chin was formerly Vice President of the Global Equity Group of Scudder, Ste-vens & Clark, where she spent over five years as a Pacific Basin analyst, spe-cializing in the developed and emerging markets of Asia. She started her re-search analyst career at Baron Capital, Inc. and was a foreign currency trader at the Bank of America and Creditanstalt Banverein. Ms. Chin holds a BA in East Asian Studies from Barnard College and received an MBA in Finance from Columbia University.

  ROBERT J. JURGENS, MANAGING DIRECTOR, EUROPEAN RESEARCH AND PORTFOLIO MANAGEMENT. As Vice President and head of AIG Global Investors' International Equity Division from 1993 to 1995, Mr. Jurgens was responsible for investment policy and management of international and global equity portfolios. He has fourteen years of experience investing in the global stock markets, with par-ticular expertise in the European markets. Upon graduation from Pennsylvania State University with a BS in Business/French, Mr. Jurgens spent four years with Scandinavian Bank Group as a Global Portfolio Manager/Analyst, three years with Nomura Bank International in London managing global equities, and two years as an International Equity Manager at the privately held Antessa In-vestment Management Limited.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to a registered, open-end investment company ("mutual fund") that was managed by Mr. Jacobs with substantially similar (although not necessarily identical) ob-jectives, policies, and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the mutual fund because fees and expenses of the mutual fund may differ from those of the Portfolio. During Mr. Jacobs' tenure as the portfolio manager of the mutual fund, he was primar-ily responsible for the day-to-day management of the mutual fund, and no other person had a significant role in achieving the mutual fund's performance. The Portfolio and the mutual fund are separate funds, and are members of different families of investment companies. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

                        MUTUAL FUND CUMULATIVE RETURNS
                              ENDED JUNE 30, 1995

                                                                  THREE YEARS
                                                    YEAR ENDED       ENDED
                                                   JUNE 30, 1995 JUNE 30, 1995
                                                   ------------- -------------
   Templeton International Fund...................     11.43%        14.55%
   Lipper International Index.....................      0.95%         7.22%
   Morgan Stanley Capital International ("MSCI")
     EAFE Index US$...............................      1.66%        12.68%

-----------
Notes:
1. The mutual fund managed by Mr. Jacobs was the Templeton International Fund of the Templeton Variable Products Series Fund. Mr. Jacobs was the lead portfolio manager for that mutual fund from inception, May 1, 1992, to June 30, 1995.

                JACOBS ASSET MANAGEMENT HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

            JACOBS ASSET MANAGEMENT INTERNATIONAL COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                                          MSCI
                                                                  ADVISER EAFE
                                                                  ------- -----
1997.............................................................  12.53%  2.06%
1/1/98-4/30/98...................................................  13.37% 15.72%
10/1/95-4/30/98..................................................  68.61% 30.80%
Annualized Return................................................  22.41% 10.95%
Cumulative Return................................................  68.61% 30.80%

-----------
Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on October 1, 1995 had grown to $1.37 by March 31, 1998.
3. The MSCI EAFE is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

4. The Advisor's average annual management fee for the period since inception on October 1, 1995 to March 31, 1998 was 0.75%, or 75 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Jacobs International Octagon Portfolio................................. 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to the Portfolio in addition to required services. Such bro-kers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such com-missions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  No person or corporation owns 25% or more of the outstanding shares of the Portfolio. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover page of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio

  Cambiar Opportunity Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio

  Heitman Real Estate Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

  McKee Small Cap Equity Portfolio
  McKee U.S. Government Portfolio

  MJI International Equity Portfolio

  NWQ Balanced Portfolio

  NWQ Small Cap Value Portfolio

  NWQ Special Equity Portfolio

  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio

  SAMI Preferred Stock Income Portfolio

  Sirach Bond Portfolio
  Sirach Equity Portfolio

  Sirach Growth Portfolio

  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio

  Sterling Partners' Small Cap Value Portfolio

  TS&W Balanced Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Jacobs Asset Management
    200 East Broward Boulevard
    Suite 1920
    Fort Lauderdale, FL 33301

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                  Prospectus
                                 July 17, 1998


MJI International Equity Portfolio

                                   Institutional Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  18
Shareholder Services.......................................................  20
Valuation of Shares........................................................  22
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  25
Distributor................................................................  26
Portfolio Transactions.....................................................  26
General Information........................................................  27
UAM Funds -- Institutional Class Shares....................................  29

UAM FUNDS
                                                 MJI INTERNATIONAL EQUITY
                                                 PORTFOLIO

                                                 INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone International Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares will incur. The Fund does not charge transaction fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 0.75%
   12b-1 Fees............................................................ NONE
   Other Expenses (After Expenses Assumed or Waived)..................... 0.75%
                                                                          ----
   Total Operating Expenses (After Expenses Assumed or Waived)........... 1.50%*
                                                                          ====

-----------

* Absent the expenses assumed, Other Expenses and Total Operating Expenses of the Portfolio would have been 0.82% and 1.57%, respectively. The Total Oper-ating Expenses includes the effect of expense offsets. If expense offsets were excluded, total operating expenses would not be affected. The Adviser and certain other service providers have voluntarily agreed to waive all or a portion of their advisory fees and/or to assume operating expenses to keep the Portfolio's Institutional Class Shares total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.50% of average daily net assets until fur-ther notice. The Adviser and/or service providers may change or discontinue their fee waivers and expense assumptions at any time.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1998.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
   MJI International Equity Portfolio
     Institutional Class Shares..............  $15     $47     $82     $179

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has a U.S. office in Chicago. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following factors: (1) The Portfolio may invest in repur-chase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may lend its investment securities which en-tails a risk of loss should a borrower fail financially; (3) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, inter-est rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or cur-rencies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Annual Financial State-ments, which are included in the Portfolio's 1998 Annual Report to Sharehold-ers. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by PricewaterhouseCoopers LLP whose unqualified opinion thereon is also incorpo-rated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                     YEAR      YEAR      YEAR      SEPTEMBER 16,
                                     ENDED     ENDED     ENDED        1994***
                                   APRIL 30, APRIL 30, APRIL 30,   TO APRIL 30,
                                     1998      1997      1996          1995
                                   --------- --------- ---------   -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $ 10.65   $ 10.27   $  9.50       $10.00
                                    -------   -------   -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........      0.07      0.06      0.07         0.04
  Net Realized and Unrealized
    Gain (Loss) on Investments...      2.02      0.42      0.75        (0.54)++
                                    -------   -------   -------       ------
    Total from Investment
      Operations.................      2.09      0.48      0.82        (0.50)
                                    -------   -------   -------       ------
DISTRIBUTIONS
  Net Investment Income..........     (0.04)    (0.01)      -- (a)       --
  In Excess of Net Investment
    Income.......................       --        --      (0.03)         --
  Net Realized Gain..............     (0.41)    (0.09)    (0.02)         --
                                    -------   -------   -------       ------
    Total Distributions..........     (0.45)    (0.10)    (0.05)         --
                                    -------   -------   -------       ------
NET ASSET VALUE, END OF PERIOD...   $ 12.29   $ 10.65   $ 10.27       $ 9.50
                                    =======   =======   =======       ======
TOTAL RETURN+....................     20.39%     4.67%     8.67%       (5.00)%**
                                    =======   =======   =======       ======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period
    (Thousands)..................   $32,296   $28,818   $ 8,592       $5,535
  Ratio of Expenses to Average
    Net Assets+..................      1.50%     1.50%     1.45%        1.00%*
  Ratio of Net Investment Income
    to Average Net Assets........      0.60%     0.68%     0.88%        1.49%*
  Portfolio Turnover Rate........        80%       47%       59%          81%
  Average Commission Rate#.......   $0.0278   $0.0323   $0.0316          N/A
  Ratio of Voluntary Waived Fees
    and Expenses Assumed by the
    Adviser to Average Net
    Assets.......................      0.07%     0.53%     1.62%        5.50%*
  Ratio of Expenses to Average
    Net Assets Including Expense
    Offsets......................      1.50%     1.50%     1.43%        1.00%*

-----------
  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

(a) Amount is less than $0.01 per share.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more difficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, ex-propriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. Custodial expenses will generally be higher than would be the case in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's secu-rities, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments posi-tion. Further, the economies of developing countries generally are heavily de-pendent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjust-ments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, cap-ital and the proceeds of sales by foreign investors, political changes, gov-ernmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be dif-ficult to obtain and enforce a judgment against foreign issuers.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "OTHER INVESTMENT POLICIES -- HEDGING AND RELATED STRATE-GIES AND RISK CONSIDERATIONS.")

                           OTHER INVESTMENT POLICIES

  The Portfolio may, under normal circumstances, invest up to 35% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service or if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices not to in-crease its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees it earned as a result of the Portfolio's invest-ment in the DSI Money Market Portfolio. The investing Portfolio will bear ex-penses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transac-tion in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated service agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service
Agents should consult their Serv     -
ice Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Portfolio's assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application and mail it, along with a check payable to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired, and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that days price. An account number and a wire control number will be provided to you in addition to wiring instructions. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds

                          DDA Acct. #9102772952
                          Ref: Portfolio Name _________
                          Your Account Number __________
                           Your Account Name __________
                        Wire Control Number ___________
                  (assigned by UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional investments, be sure that the account name and number is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from pur-chasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.
  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certi-fied or bank check or money order if they anticipate an immediate need for re-demption proceeds. The Fund may suspend the right of redemption or postpone the date at times when either the NYSE or Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any ex-change request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For ad-ditional information regarding responsibility for the authenticity of tele-phoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the
Systematic With     -
drawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institu-tion must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic with-drawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Contact the UAM Funds Service Center at the telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in the form of an annual divi-dend. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. The Adviser and certain other service providers have voluntarily agreed to waive a portion of their advisory fees and to assume certain operating expenses to the extent necessary to keep the Portfolio's Institutional Shares' total operating expenses from exceeding 1.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 26 years of invest-ment experience, the last 14 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110.

UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares that are offered in this Prospectus. The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio.

The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Port-folio. If consistent with the interests of the Portfolio, the Adviser may se-lect brokers on the basis of the research, statistical and pricing services they provide to the Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commis-sions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Freya Fanning & Company held of record 49.7% of the outstanding shares of the Portfolio's Institutional Class; and Sisters of Mary Corp. held of record 30.6% of the outstanding shares of the Portfolio's Serv-ice Class.

Beneficial ownership of these accounts is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and the distribution of such shares. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Fund has autho-rized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. For information about Service Class Shares of the Portfolio, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of the Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio

  Cambiar Opportunity Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio

  Heitman Real Estate Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio

  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio

  McKee Small Cap Equity Portfolio
  McKee U.S. Government Portfolio

  MJI International Equity Portfolio

  NWQ Balanced Portfolio

  NWQ Small Cap Value Portfolio

  NWQ Special Equity Portfolio

  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio

  SAMI Preferred Stock Income Portfolio

  Sirach Bond Portfolio
  Sirach Equity Portfolio

  Sirach Growth Portfolio

  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio

  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio

  Sterling Partners' Small Cap Value Portfolio

  TS&W Balanced Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Murray Johnstone International Ltd.
    Glasgow, Scotland

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


MJI International Equity Portfolio

                                   Institutional Service Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  18
Service and Distribution Plans.............................................  20
Shareholder Services.......................................................  22
Valuation of Shares........................................................  24
Performance Calculations...................................................  24
Dividends, Capital Gains Distributions and Taxes...........................  25
Investment Adviser.........................................................  26
Administrative Services....................................................  27
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28
UAM Funds -- Institutional Service Class Shares............................  30

UAM FUNDS
                                                   MJI INTERNATIONAL EQUITY

                                           PORTFOLIO

                                           INSTITUTIONAL SERVICE CLASS SHARES

--------------------------------------------------------------------------------

                        PROSPECTUS -- JULY 17, 1998

  UAM Funds Trust (the "Fund"), is an open-end investment company known as a "mutual fund". The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DIS-TRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone International Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares will incur. The Fund does not charge transac-tion fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES.

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                      ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees............................................. 0.75%
   12b-1 Fees (Including Shareholder Servicing Fees)+................... 0.25%
   Other Expenses (After Expenses Assumed).............................. 0.75%
                                                                         ----
   Total Operating Expenses (After Expenses Assumed).................... 1.75%+*
                                                                         ====

-----------

+ The Service Class Shares may bear service fees of 0.25% of average daily net assets of the Portfolio. (See "SERVICE AND DISTRIBUTION PLANS.") Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securi-ties Dealers, Inc.

* The Adviser and certain other service providers have voluntarily agreed to waive a portion of their advisory fees and/or to assume operating expenses to keep the Portfolio's Service Class Shares' Total Operating Expenses (ex-cluding interest, taxes and extraordinary expenses), after the effect of ex-pense offsets, from exceeding 1.75% of average daily net assets until fur-ther notice. However, if expense offsets were excluded, Total Operating Ex-penses would not be affected. Absent the expenses assumed, Other Expenses and Total Operating Expenses of the Portfolio's Service Class Shares would be 0.82% and 1.81%, respectively. The Adviser and/or service providers may change or discontinue their fee waivers and expense assumptions at any time.


  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The fees and expenses set forth above are based upon the Portfolio's Service Class Shares' operations during the fiscal year ended April 30, 1998.

EXAMPLE
  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   MJI International Equity Portfolio Service
     Class Shares............................   $18     $55     $95     $206

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has U.S. offices in Chicago. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial in-vestment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. Cer-tain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its trans-action; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio may pur-chase securities on a when-issued basis which do not earn interest until is-sued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward con-tracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect corre-lation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Service Class Shares. This table is part of the Portfolio's 1998 Annual Finan-cial Statements, which are included in the Portfolio's 1998 Annual Report to Shareholders. The Report is incorporated by reference into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by PricewaterhouseCoopers LLP whose unqualified opinion thereon is also incorpo-rated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                                                  PERIOD FROM
                                                                  DECEMBER 31,
                                                                    1996***
                                                    YEAR ENDED         TO
                                                  APRIL 30, 1998 APRIL 30, 1997
                                                  -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 10.65        $ 10.53
                                                     -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........................       0.04           0.01
  Net Realized and Unrealized Gain (Loss) on
    Investments..................................       2.02           0.11
                                                     -------        -------
    Total from Investment Operations.............       2.06           0.12
                                                     -------        -------
DISTRIBUTIONS
  Net Investment Income..........................      (0.04)           --
  In Excess of Net Investment Income.............        --             --
  Net Realized Gain..............................      (0.41)           --
                                                     -------        -------
    Total Distributions..........................      (0.45)           --
                                                     -------        -------
NET ASSET VALUE, END OF PERIOD...................    $ 12.26        $ 10.65
                                                     =======        =======
TOTAL RETURN+....................................      20.11%          1.14%**
                                                     =======        =======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)..........    $ 7,251        $ 3,920
  Ratio of Expenses to Average Net Assets........       1.75%          1.76%*
  Ratio of Net Investment Income to Average Net
    Assets.......................................       0.29%          0.59%*
  Portfolio Turnover Rate........................         80%            47%
  Average Commission Rate#.......................    $0.0278        $0.0323
  Ratio of Voluntarily Waived Fees and Expenses
    Assumed by the Adviser to Average Net
    Assets.......................................       0.06%          0.47%*
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets....................       1.75%          1.75%*

-----------
  * Annualized.
 ** Not annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRS) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more difficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, ex-propriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments posi-tion. Further, the economies of developing countries generally are heavily de-pendent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjust-ments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economics of such countries or the value of the Portfolio's investments in those countries. In addition, it may be diffi-cult to obtain and enforce a judgment in a court against foreign issuers.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "OTHER INVESTMENT POLICIES--HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS.")

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Service or Prime-1 or Prime-2 by Moody's Investors Service. or if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may by purchased by the Portfolio.

 The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purpos-es, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper includ-ing dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the Seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's histor-ical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the

Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees it earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the trans-action will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies, which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price move-ments of the investments being hedged, (3) the fact that, while hedging strat-egies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compli-ance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f) (i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated service agent. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different ex-change privileges. (See "SHAREHOLDER SERVICES--EXCHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may in-clude transaction fees and/or service fees paid by the Fund from the Portfo-lio's assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distribu-tor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Serv-ice Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions re-garding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by a Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.


INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application, and mail it, together with a check payable to "UAM Funds" to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of a Portfolio.

If you purchase shares by check, please be sure that your check is made pay-able to "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. The call must be re-ceived prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                              ABA #021000021
                                   UAM Funds
                          DDA Acct. #9102772952
                        Ref: Portfolio Name ___________
                          Your Account Number___________
                           Your Account Name___________
                          Wire Control Number___________
                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account name and number is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action (see "SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to effi-cient portfolio management and, consequently, can be detrimental to a Portfo-lio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request to such investor's account. Such investor also may be barred from purchasing other portfolios of the UAM Funds.

  Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker- dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the ac-count is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agents, directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares.

Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit described herein.


  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, alterna-tive means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.

  The Distribution Plan and Service Plan (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Dis-tributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

  The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Trustees or Service Class Shareholders. The amounts and purposes of expenditures under the Plans must be reported to the Board of Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers Regulation, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the in-vested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For additional information regarding responsibility for the authentic-ity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of

$100 per transaction) at regular intervals selected by the shareholder. Pro-vided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or be pre-autho-rized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and

Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclu-sively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders of both of its classes annual-ly. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether distrib-uted as cash or reinvested in shares are taxable to shareholders as ordinary income. Short-term capital gains will also be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Share-holders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. The Adviser and certain other service providers have voluntarily agreed to waive a portion of its advisory fees and to assume certain operating expenses to the extent necessary to keep the Port-folio's Service Class Shares' total operating expenses from exceeding 1.75%.


  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 26 years of invest-ment experience, the last 14 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Agreements). The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to the Portfolio in addition to required services. Such bro-kers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such com-missions are paid in compliance with the Securities Exchange Act or 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more or these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and rea-sonable by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no preemptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Sisters of Mercy Corp. held of record 30.6% of the out-standing shares of the Portfolio's Service Class; and Freya Fanning & Co. held of record 49.7% of the outstanding shares of the Portfolio's Institutional Class. Beneficial ownership of these accounts is disclaimed or presumed dis-claimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing, and the distribution of such shares. Service Class Shares have exclusive voting rights with respect to matters relating to such distribution expenditures. The Board of Trustees of the Fund has autho-rized a third class of shares, Advisor Shares, which is not currently being offered by this Portfolio. Information about the Institutional Class Shares of the Portfolio along with the fees and expenses associated with such shares is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover of the Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES
 BHM&S Total Return Bond Portfolio

 DSI Disciplined Value Portfolio

 FMA Small Company Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio

 Sirach Bond Portfolio

 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Murray Johnstone International Ltd.
    Glasgow, Scotland

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110





    PROSPECTUS

    July 17, 1998

                                   UAM Funds

                                   Prospectus
                                   July 17, 1998


TJ Core Equity Portfolio

                                   Institutional Service Class Shares


                                                [LOGO OF UAM FUNDS APPEARS HERE]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Service and Distribution Plans.............................................  19
Shareholder Services.......................................................  20
Valuation of Shares........................................................  22
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  26
Distributor................................................................  26
Portfolio Transactions.....................................................  27
General Information........................................................  27
UAM Funds -- Institutional Service Class Shares............................  29

UAM FUNDS
                                                   TJ CORE EQUITY PORTFOLIO

                                          INSTITUTIONAL SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                         PROSPECTUS--JULY 17, 1998

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. TJ Core Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Service Class Shares ("Service Class Shares") of one diversified no-load Portfolio of the Fund managed by Tom Johnson Invest-ment Management, Inc.

  TJ CORE EQUITY PORTFOLIO. TJ Core Equity Portfolio (the "Portfolio") seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission ("SEC"). The SAI is dated July 17 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares will incur. The Fund does not charge transac-tion fees. However, transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fee............................................................ NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees (After Fee Waiver).......................... 0.00%
   12b-1 Fees (Including Shareholder Servicing Fees).................... 0.25%
   Other Expenses (After Expenses Assumed or waived)+................... 1.00%
                                                                         ----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)..... 1.25%+*
                                                                         ====

-----------

+ The Service Class Shares may bear service fees of 0.25% of average daily net assets of the Portfolio. (See "SERVICE AND DISTRIBUTION PLANS.") Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securi-ties Dealers, Inc.

* The Adviser and certain other service providers have voluntarily agreed to waive all or a portion of their advisory fees and/or to assume operating ex-penses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.25% of average daily net assets through January 1, 2000. The figures above include the effect of expense offsets. However, if expense offsets were excluded, Total Operating Expenses for the fiscal year ended April 30, 1998 would not be affected. (See "FINAN-CIAL HIGHLIGHTS.") Absent fee waivers and expense assumptions, Investment Advisory Fees, Other Expenses and the Total Operating Expenses of the Port-folio's Service Class Shares would have been 0.75%, 1.77% and 2.77%, respec-tively, of average daily net assets. The Adviser and/or service providers may change or discontinue its fee waivers and expense assumptions at any time.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Service Class Shares' operations during the fiscal year ended April 30, 1998.

EXAMPLE

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   TJ Core Equity Portfolio.....................  $13     $40     $69     $151

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Tom Johnson Investment Management, Inc. (the "Adviser") is a registered in-vestment adviser. Founded in 1983, the Adviser currently has approximately $2.4 billion in assets under management. The Adviser is a wholly-owned subsid-iary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be permitted by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" AND "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Funds Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. Investors should consider the following factors: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options; (3) The Portfolio may invest in the securities of foreign issuers which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (4) The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (5) The Portfolio may invest in investment-grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Also, lower rated secu-rities may be more difficult to value accurately or sell in the secondary mar-ket; (6) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; and (7) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Port-folio. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio. This table is part of the Portfolio's Annual Financial Statements which are included in the Port-folio's 1998 Annual Report to Shareholders. The Report is incorporated by ref-erence into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited for the period ended April 30, 1998 by PricewaterhouseCoopers LLP whose unqualified opinion thereon is also incorpo-rated into the Portfolio's SAI. The following information should be read in conjunction with the Portfolio's 1998 Annual Report to Shareholders. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by calling the telephone number on the Prospectus cover page.

                                                                SEPTEMBER 28,
                                                                    1995*
                                    YEAR ENDED     YEAR ENDED         TO
                                  APRIL 30, 1998 APRIL 30, 1997 APRIL 30, 1996
                                  -------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................     $ 13.05        $ 11.05        $ 10.00
                                     -------        -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..........        0.10           0.12           0.06
 Net Realized and Unrealized
  Gain on Investments...........        4.55           2.08           1.05
                                     -------        -------        -------
 Total From Investment
  Operations....................        4.65           2.20           1.11
                                     -------        -------        -------
DISTRIBUTIONS
 Net Investment Income..........       (0.11)         (0.11)         (0.06)
 Net Realized Gain..............       (0.29)         (0.09)           --
                                     -------        -------        -------
 Total Distributions............       (0.40)         (0.20)         (0.06)
                                     -------        -------        -------
NET ASSET VALUE, END OF PERIOD..     $ 17.30        $ 13.05        $ 11.05
                                     =======        =======        =======
TOTAL RETURN+...................       36.05 %        20.14 %        11.13 %***
                                     =======        =======        =======
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands)...................     $11,348        $ 2,888        $ 1,023
 Ratio of Expenses to Average
  Net Assets....................        1.25 %         1.26 %         1.38 %**
 Ratio of Net Investment Income
  to Average Net Assets.........        0.74 %         1.07 %         1.06 %**
 Portfolio Turnover Rate........          52 %           27 %           17 %
 Average Commission Rate........     $0.0600        $0.0600        $0.0600
 Ratio of Voluntary Waived Fees
  and Expenses Assumed by the
  Adviser to Average Net
  Assets........................        1.52 %         5.38 %        12.48 %**
 Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.......................        1.25 %         1.25 %         1.25 %**

-----------
  *Commencement of Operations.
 **Annualized.

***Not Annualized.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, op-tions, futures, rights and warrants. There can be no assurance that the Port-folio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting primarily of common stock of companies with market capitalizations greater than $200 million at the time of purchase. Furthermore, the Portfolio will invest so that 80% of the Portfolio's common stock holdings will be of issuers with market capitalizations greater than $800 million. The Portfolio may also invest in other equity-related securities such as preferred stock, convertible preferred stock, convertible bonds, options on stock indices, rights and warrants. The Portfolio may also invest up to 35% of its assets in investment grade debt securities which are generally considered to be those securities having one of the four highest grades assigned by Moody's Investors Service ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Service (AAA, AA, A or BBB) or, if unrated, of equivalent quality in the Adviser's judgment. Securities rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condi-tion of issuers than higher rated securities. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is war-ranted. Up to 20% of the Portfolio's assets may be invested in the securities of foreign issuers.

  The Adviser believes that maximum total return can be achieved by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. Beginning with a thorough analysis of current and anticipated economic fundamentals, ex-amining key economic variables such as the level and direction of interest rates, forecasted growth in the GDP, anticipated gains in corporate profits, inflationary pressures, and money supply growth, as well as other variables, the Adviser is able to determine the basis for asset allocation between stocks and cash and cash equivalents.

  The analysis of key economic variables also helps identify industry groups or specific industries which should benefit as a result of anticipated eco-nomic fundamentals. These industry groups are then analyzed in detail begin-ning with industry screens, going onto individual company analysis, and fi-nally specific purchase recommendations. Of particular interest to the Adviser is the valuation being placed upon the company as well as the forecasted growth in earnings and dividends over the next 1 to 5 years.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets. Under normal circumstances, it will be less than 20%. However, when the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS and REPURCHASE AGREE-MENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated in-vestment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques:

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Service or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Ad-viser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the SEC to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for invest-ment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collater-alized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, the Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC, for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the DSI Money Market Portfolio provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES AND OPTIONS TRANSACTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the SAI.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 20% of its assets in foreign securities which involve additional risks not typically associated with investing in domestic securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies and may have poli-cies that are not comparable to those of domestic companies. There may be less pub-licly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable do-mestic companies. There is generally less government supervision and regula-tion of stock exchanges, brokers and listed companies than in the U.S. Politi-cal factors may have an impact in the form of confiscatory taxation, expropri-ation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments. For additional information regarding foreign securities, please see the SAI.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. Generally, ADRs in registered form are designed for use in the U.S. se-curities market and ADRs in bearer form are designed for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be convert-ed. ADRs may be issued pursuant to sponsored or unsponsored programs. In spon-sored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in a sponsored program. Accordingly, there may be less information programs available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. ADRs also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment policies, the Portfolio's investment in depositary re-ceipts will be deemed to be investments in the underlying securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any one issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Fund or its designated service agent. (See "VALUATION OF SHARES.") The required minimum initial investment for the Portfolio is $2,500. The initial investment minimum for IRA accounts is $500. The minimum for spousal IRA ac-counts is $250. Certain exceptions may be permitted by the officers of the Fund.

  The Portfolio issues Service Class Shares, which bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. These may include transaction fees and/or service fees paid by the Fund from the Portfo-lio's assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distribu-tor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Serv-ice Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions re-garding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compen-sation for selling or servicing Portfolio shares may receive different compen-sation with respect to one particular class of shares over another in the Fund.

  Service Agents or, if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than a Port-folio's pricing on the following business day. If payment is not received by the Fund's Sub-Transfer Agent, Chase Global Funds Services Company ("CGFSC") by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, ac-cepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are accepted by Serv-ice Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

  . Complete and sign an Application and mail it together with a check pay-
    able to "UAM Funds" to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made payable to "UAM Funds."

  BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 p.m. Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you. Next.

  . Instruct the bank to wire a specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank

                              ABA #021000021
                                   UAM Funds

                          DDA Acct. #9102772952
                          Ref: Portfolio Name ______________
                          Your Account Number ______________
                           Your Account Name _______________
                          Wire Control Number ______________

                (assigned by the UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

  . To be sure that a bank wire order is received on the same day it is sent, an investor's bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in a Portfolio. Wire control numbers are effective for one trans-action only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank as outlined above. When making additional invest-ments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional in-vestments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "In-vest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH

  If you have made this election, shares of the Portfolio may be purchased via the Automated Clearing House ("ACH"). Investors purchasing via ACH should com-plete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction (see "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN").

OTHER PURCHASE INFORMATION

  Investments received by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

  The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not de-signed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Portfolio's performance and its shareholders. Accordingly, if the Fund's management deter-mines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such in-vestor also may be barred from purchasing other portfolios of the UAM Funds.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. All telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible signature guarantors include most banks, as well as most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION

  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the UAM Funds Service Center of a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for a Portfo-lio as set forth in the Prospectus, where the reduction in value has occurred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the required minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement ac-counts and certain other accounts will not be subject to automatic liquida-tion. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial in-stitutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs personal services and/or share-holder account maintenance. These fees are paid out of the assets allocable to Service Class Shares to the Distributor, to the Service Agents directly, or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to .25 of 1% of the average daily value of Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing re-flect actual expenses incurred up to the limit described herein.

  Banks are engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the servicing of such shareholders would be sought and the shareholder clients of the bank would remain Fund shareholders.


  The Distribution and Service Plans (the "Plans") provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Dis-tributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as sales compensation and marketing and overhead expenses.

   The Plans were adopted pursuant to Rule 12b-1 under the 1940 Act. Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The Plans may be terminated by the Board of Trustees or Service Class shareholders. The amounts and purposes of expenditures under the Plans must be reported to the Board of Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI and of the Adviser, the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfo-lio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice may reject in whole or part any ex-change request, with respect to such investor's account. Such investors also may be barred from exchanging into other portfolios of the UAM Funds. For ad-ditional information regarding responsibility for the authenticity of tele-phoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the sharehold-er's bank or financial institution so permits, or be pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Service Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. Notification generally will be effective three business days following receipt. The Fund may modify or terminate this privi-lege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN

  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a share-holder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of each class of a Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any lia-bilities attributable to the class, by the number of shares outstanding at-tributable to the class. The net asset value per share of the Portfolio is de-termined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. Yield and total return are calcu-lated separately for each class of a portfolio.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it

(but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month and paid in January of the following year will be treated as if they had been paid by the Fund and received by the shareholders on De-cember 31.

  The Fund is required by federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1983 with business offices located at Two Leadership Square, 211 North Robinson, Suite 450, Okla-homa City, Oklahoma. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management and ad-visory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has approximately $2.4 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is calculated every month as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.75%. The Adviser and certain other service providers have agreed to waive all or a portion of their advisory fee and to assume certain operating expenses of the Portfolio to keep the Portfolio's total operating expenses from exceeding 1.25% of average daily net assets through January 1, 2000.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser or any of their affiliates may, at their own expense, compensate a Service Agent or other person for mar-keting, shareholder servicing, recordkeeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfo-lio. The person making such payments may do so out of its revenues, its prof-its or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

  The investment professionals at the Adviser who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  THOMAS E. JOHNSON, CFA, CHAIRMAN & CHIEF INVESTMENT OFFICER, SENIOR PORTFO-LIO MANAGER -- Texas Tech University, B.B.A., 1963; Texas Tech University, M.B.A., 1964; President and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1983-Present.

  JERRY L. WISE, CFA, CPA, PRESIDENT AND CHIEF EXECUTIVE OFFICER, SENIOR PORT-FOLIO MANAGER -- Oklahoma University, B.B.A., 1978; Oklahoma University, M.B.A., 1984; Executive Vice President and Senior Portfolio Manager, Tom John-son Investment Management, Inc., 1986-Present.

  RICHARD H. PARRY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- University of Colorado, B.S., 1979; Oklahoma City University, M.B.A., 1983; Vice President and Senior Portfolio Manager, Tom Johnson Investment Manage-ment, Inc., 1989-Present; Registered Representative, UAM Fund Distributors, Inc., October 1997-Present.

  JAMES R. MCGLYNN, CFA, VICE PRESIDENT, PORTFOLIO MANAGER -- University of Texas at Austin, B.B.A., 1980; Portfolio Manager, Tom Johnson Investment Man-agement, Inc., 1991-Present.

  THOMAS A. GILES, CFA, ASSISTANT VICE PRESIDENT, PORTFOLIO MANAGER -- Univer-sity of Texas, B.B.A., 1979; University of Texas, M.B.A., 1982; Portfolio Man-ager, Tom Johnson Investment Management, Inc., 1989-Present.

  JOHN A. SHEPLEY, CFA, ASSISTANT VICE PRESIDENT, PORTFOLIO MANAGER -- Mid-western State University, B.B.A., 1982; Oklahoma City University, M.B.A., 1994; Portfolio Manager, Tom Johnson Investment Management, Inc., 1990-Present.

  EDWARD L. (NED) SCHREMS, PH.D, CFA, ASSISTANT VICE PRESIDENT, PORTFOLIO MAN-AGER -- Michigan State University, B.A., 1967; Michigan State University, M.B.A., 1968; Stanford University, M.S., 1972; Stanford University, Ph.D., 1973; Senior Portfolio Manager and Director of Equity Investments, Liberty Na-tional Bank and Trust Company and its successor, Bank One of Oklahoma City, June, 1992-March, 1998; Portfolio Manager, Tom Johnson Investment Management, Inc., March, 1998-Present.

  DOUGLAS A. HAWS, CFA, INVESTMENT OFFICER, PORTFOLIO MANAGER --University of Oklahoma, B.B.A., 1993; Internal Auditor, Union Pacific Corporation, May, 1993-October, 1994; Portfolio Manager, Tom Johnson Investment Management, Inc., October, 1994-Present; Registered Representative, UAM Fund Distributors, Inc., October, 1997-Present.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   TJ Core Equity Portfolio............................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Fund assets;

  0.11 of 1% of the next $800 million of combined UAM Fund assets;

  0.07 of 1% of combined UAM Fund assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Fund assets in excess of $3 billion.

  Fees are allocated among each of the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect as long as such continuance is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are nei-ther parties to such Agreement, nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectus-es, its SAIs and its reports to shareholders.

                          PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchase and sale of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of the research, statistical and pricing serv-ices they provide to each Portfolio in addition to required services. Such brokers may be paid a higher commission than that which another qualified bro-ker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Portfolio and the Adviser's other clients.

  Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reason-able by the Adviser. Although there is no specified formula for allocating such transactions, such allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 15, 1998, Wilmington Trust Co., Trustee, FBO Allied Waste 401K Plan, held of record 34.4% of the outstanding shares of the Portfolio's Serv-ice Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  PricewaterhouseCoopers LLP serves as the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the telephone number listed on the cover page of the Prospectus.


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

              UAM FUNDS -- INSTITUTIONAL SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 DSI Disciplined Value Portfolio

 FMA Small Company Portfolio
 FPA Crescent Portfolio
 MJI International Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Small Cap Value Portfolio

 NWQ Special Equity Portfolio
 NWQ Value Equity Portfolio

 Sirach Bond Portfolio

 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio

 Sterling Partners' Small Cap Value Portfolio
 TJ Core Equity Portfolio

    UAM Funds Service Center
    c/o Chase Global Funds Services Company
    P.O. Box 2798
    Boston, MA 02208-2798
    1-800-638-7983

    Investment Adviser
    Tom Johnson Investment Management, Inc.
    Two Leadership Square, 211 North Robinson,
    Suite 450,
    Oklahoma City, OK 73102

    Distributor
    UAM Fund Distributors, Inc.
    211 Congress Street
    Boston, MA 02110




    PROSPECTUS

    July 17, 1998

                                     PART B
                                   UAM FUNDS

                       BHM&S TOTAL RETURN BOND PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the BHM&S Total Return Bond Portfolio (the "Portfolio") dated July 17, 1998 relating to the Institutional Class Shares, and the Prospectus dated July 17, 1998 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.......................................    2
PURCHASE AND REDEMPTION OF SHARES.......................................    3
VALUATION OF SHARES.....................................................    4
SHAREHOLDER SERVICES....................................................    4
INVESTMENT LIMITATIONS..................................................    5
MANAGEMENT OF THE FUND..................................................    6
INVESTMENT ADVISER......................................................    9
SERVICE AND DISTRIBUTION PLANS..........................................   10
PORTFOLIO TRANSACTIONS..................................................   12
ADMINISTRATIVE SERVICES.................................................   13
CUSTODIAN...............................................................   14
INDEPENDENT ACCOUNTANTS.................................................   14
DISTRIBUTOR.............................................................   14
PERFORMANCE CALCULATIONS................................................   15
GENERAL INFORMATION.....................................................   16
FINANCIAL STATEMENTS....................................................   17
APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.....................  A-1
APPENDIX B - COMPARISONS................................................  B-1


Investment Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc. (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

  The following discussion supplements the discussion of investment objective and policies of the Portfolio as set forth in the Portfolio's Prospectuses for the Institutional Class Shares and Service Class Shares.

LENDING OF SECURITIES

  The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any
cash collateral in interest bearing short-term investments).   The Portfolio
will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

OPTIONS AND FUTURES TRANSACTIONS

  As indicated in the Prospectuses, to the extent consistent with its investment objectives and policies, the Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

  Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; such losses may be mitigated or exacerbated by changes in the value of the Portfolio's securities during the period the option was outstanding.

  Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Also, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Portfolio will maintain segregated accounts consisting of cash or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

PORTFOLIO TURNOVER

  The portfolio turnover rate described in the Prospectuses is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

  Both Classes of shares of the Portfolio may be purchased without a sales commission at their net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investments $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

  The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under

"VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of the signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or the registered address, or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day.
Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation dated for which market quotations are readily available are valued neither exceeding the current asked prices not less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be value on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Trustees.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES

  The following supplements the information set forth under "Shareholder Services" in the Prospectuses.

EXCHANGE PRIVILEGE

  Institutional Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Likewise, Service Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

  Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in each Prospectus of the Portfolio. A Portfolio's fundamental investment limitations cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations.

  As a matter of fundamental policy, the Portfolio will not:

(1)  invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

(3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

(4)  underwrite the securities of other issuers; and

(5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     As a matter of non-fundamental policy, the Portfolio will not:

(1) purchase on margin or sell short except that the Portfolio may purchase futures as described in the Prospectus and this Statement of Additional Information;

(2) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

(3) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.



Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE


                                                        Pension or
                                                        Retirement         Estimated     Total Compensation
                                   Aggregate         Benefits Accrued       Annual        from Registrant
   Name of Person,           Compensation From          as Part of       Benefits Upon          and
       Position                   Registrant          Fund Expenses       Retirement        Fund Complex
       --------                   ----------          -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee.............                 $6,149                   0                0             $33,500
Philip D. English
  Trustee.............                 $6,149                   0                0             $33,500
William A.Humenuk
  Trustee.............                 $6,149                   0                0             $33,500
Nancy J. Dunn
  Trustee.............                 $4,668                   0                0             $25,200
Peter M. Whitman, Jr.
  Trustee                              $    0                   0                0             $     0
Norton H. Reamer
  Trustee.............                 $    0                   0                0             $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          BHM&S Total Return Bond Portfolio Institutional Class Shares: Fleet National Bank, Trustee, FBO Austin Diagnostic Clinic Associates 401K Profit Sharing Plan 00050211170, P.O. Box 92800, Rochester, NY, 28.1%*; Sarah Campbell Blaffer Foundation, Texas Commerce Bank, P.O. Box 2558 10TCT 315, Houston, TX, 18.0%; Hartnat & Co., Barrow Hanley, P.O. Box 92800, Rochester, NY, 16.7%*; Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Investor Retirement & Profit SA Trust, Supp. Retirement SVS. & Trust 401K Plan, CLF 436260, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 12.5%*; Fleet National Bank, Trustee, FBO Austin Diagnostic Clinic 401K Profit Sharing Conservative Coll., P.O. Box 92800, Rochester, NY, 6.8%*; and Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Investor Retirement & Profit Sharing Trust, Supp. SVS & Trust 401K Plan, MLF, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 5.6%*.

          BHM&S Total Return Bond Portfolio Service Class Shares: Wilmington Trust Co., Trustee, FBO Hoag Sheltered Savings Plan, c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 24.5%*; Wilmington Trust Co., Trustee, FBO Hoag Sheltered Savings Plan, c/o Mutual Funds, 1100 North Market Street,

Wilmington, DE, 23.5%*; Wilmington Trust Co., Trustee, FBO Allied Waste 401K Plan, c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 18.1%*; Hartnat & Co., North Texas, P.O. Box 92800, Rochester, NY, 10.2%*; and Wilmington Trust Co., Trustee, FBO Cherokee Nation 401K Plan, c/o Mutual Funds/UAM P.O. Box 8971, Wilmington, DE, 6.9%*.

     The persons(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

------
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

     The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of the UAM Funds, Inc., a registered investment company.

SERVICES PERFORMED BY ADVISER

     Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.


     Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the

Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement will automatically and immediately terminate in the event of its assignment.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

                                                                         Rate

     BHM&S Total Return Bond Portfolio...................................0.35%

     From November 1, 1995 (date of commencement) to April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, the BHM&S Total Return Bond Portfolio paid no advisory fees. During these periods, the Adviser voluntarily waived advisory fees of $6,000, $40,683 and $107,452, respectively.

                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     The Service Plan may be terminated at any time by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan or, at the discretion of the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

          Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers Regulation, Inc. adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


          During the fiscal year ended April 30, 1998, the Portfolio's Service Class Shares paid $30,070 for services provided pursuant to the Distribution Plan.

                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

          The Board of Trustees of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to CGFSC , an affiliate of the Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                                               Annual Rate

               BHM&S Total Return Bond Portfolio...................0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

                   0.19 of 1% of the first $200 million of combined Fund net assets;

                   0.11 of 1% of the next $800 million of combined Fund net assets;

                   0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

                   0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are located among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two year. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

          The basis of the fees paid to CGFSC for the period November 1, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from

$2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, administrative services fees paid to CGFSC by the BHM&S Total Return Bond Portfolio totaled $22,073, $82,083 and $98,003, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, UAMFSI earned $1,927, $838 and $12,244, respectively, from the BHM&S Total Return Bond Portfolio as Administrator. The services provided by UAMFSI and CGFSC and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.


          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Portfolio paid the Service Provider $40,175, in fees pursuant to the Services Agreement, all of which were voluntarily waived.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS
PERFORMANCE

  The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of a Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of those methods used to compute or express performance follows.

YIELD

  Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio. The yields for the Portfolio's Institutional Class Shares and Service Class Shares for the 30-day period ended on April 30, 1998 were 5.69% and 5.44%, respectively.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
            ------------
                 cd

where:

  a    =    dividends and interest earned during the period
  b    =    expenses accrued for the period (net of reimbursements)
  c    =    the average daily number of shares outstanding during the period that were entitled to receive income distributions
  d    =    the maximum offering price per share on the last day of the period.

TOTAL RETURN

  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

  These figures are calculated according to the following formula:

  P(1 + T)/n/ = ERV

where:

  P    =    a hypothetical initial payment of $1,000
  T    =    average annual total return
  n    =    number of years
  ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  The average annual total returns for the Portfolio's Institutional Class Shares from inception on November 1, 1995 to April 30, 1998, and for the fiscal year ended April 30, 1998 were 6.74% and 10.16%, respectively.

  The average annual total returns for the Portfolio's Service Class Shares from inception on November 1, 1995 to April 30, 1998, and for the fiscal year ended April 30, 1998 were 6.44% and 9.85%, respectively.

COMPARISONS

  To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

  The Board of Trustees has classified an additional class of shares in the Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares have been offered by the Portfolio.


  The shares of the Portfolio, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.



CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

  The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service Corporate Bond Ratings:

     Aaa -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation's Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Duff & Phelp's Corporate Bond Ratings:

     AAA - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  A - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  BB - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated BB is deemed likely to meet obligations when due.

  To provide more detailed indications of credit quality, the AA, A, BBB, and BB ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

Fitch IBCA's Corporate Bond Ratings:

  AAA - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

  AA - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

  BBB - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

  BB - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including AA to BB may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

II.  DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's Investors Service  Municipal Notes Ratings:

     MIG1 -- Municipal Notes which are rated MIG1 are considered best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2 -- Municipal Notes which are rated MIG2 are considered high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG3 -- Municipal Notes which are rated MIG3 are considered favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Standard & Poor's Corporation's Municipal Notes Ratings:

     SP-1 -- Municipal Notes which are rated SP-1 are considered to possess a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 -- Municipal Notes which are rated SP-2 are considered to possess a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Duff & Phelp's Municipal Notes Ratings:

     D-1+ - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2 - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3 - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4 - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Fitch IBCA's Municipal Notes Ratings:

     F1 - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2 - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

     F3 - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service ("Moody's") or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is Prime-1 or Prime-2.

V.   DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                            APPENDIX B - COMPARISONS



(a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

(b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

(c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

(d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

(e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

(f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

(g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

(h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

(i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

(j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

(k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

(l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

(m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

(n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

(o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade
     (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

(p) Lehman Brothers Aggregate Bond Index --- is a fixed income market value-weighted index that combines the Lehman Brothers Government Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding per values of at least $100 million for U.S. Government issues and $25 million for others.

(q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

(r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

(s) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

(t) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

(u) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

(v) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

(w) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

(x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

(y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

(z) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

(aa) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

(bb) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS

                   CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN
                                   PORTFOLIO
                   CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND
                                   PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

  This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares and Chicago Asset Management Intermediate Bond Portfolio Institutional Class Shares (the "Portfolios") dated July 17, 1998. To obtain the Prospectuses, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...................................    2
PURCHASE AND REDEMPTION OF SHARES...................................    9
VALUATION OF SHARES.................................................   10
SHAREHOLDER SERVICES................................................   10
INVESTMENT LIMITATIONS..............................................   11
MANAGEMENT OF THE FUND..............................................   12
INVESTMENT ADVISER..................................................   15
PORTFOLIO TRANSACTIONS..............................................   16
ADMINISTRATIVE SERVICES.............................................   17
CUSTODIAN...........................................................   19
INDEPENDENT ACCOUNTANTS.............................................   19
DISTRIBUTOR.........................................................   19
PERFORMANCE CALCULATIONS............................................   19
GENERAL INFORMATION.................................................   21
FINANCIAL STATEMENTS................................................   22
APPENDIX A -- DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS..  A-1
APPENDIX B - COMPARISONS............................................  B-1

Investment Adviser
Chicago Asset Management Company (Adviser)

Distributor
UAM Fund Distributor, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

  The following discussion supplements the discussion of investment objectives and policies of the Portfolios as set forth in the Portfolios' Prospectuses.

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). Each Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

HEDGING STRATEGIES

  Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each Portfolio may also enter into foreign currency contracts to hedge against its foreign currency movements. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, a Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a

Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Neither Portfolio intends to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio's securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

  Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging positions or that the Fund's commodity futures and option positions be for other purposes, only to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

  A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

  The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

  The Portfolios may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

  The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

  The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

  The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolios deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

  Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

  Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolios to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

  In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

  Each Portfolio may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

  The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

  Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

PORTFOLIO TURNOVER

  The portfolio turnover rate described in the Prospectuses is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolios may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolios is $2,000, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,Thanksgiving Day and Christmas Day.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

  Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day.
Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Trustees.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES


  The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

  Institutional Class Shares of each Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

  Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectuses of the Portfolios. A Portfolio's fundamental investment limitations cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations.

  As a matter of fundamental policy, each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers; and

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.


     As a matter of non-fundamental policy, each Portfolio will not:

     (6) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;



     (7)  purchase on margin or sell short except as specified in (5) above;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (9) invest for the purpose of exercising control over management of any company.


                                 MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.



Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

  The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the

Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

  The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE


                                                        Pension or
                                                        Retirement         Estimated     Total Compensation
                                   Aggregate         Benefits Accrued       Annual        from Registrant
    Name of Person,           Compensation From         as Part of       Benefits Upon          and
       Position                    Registrant         Fund Expenses       Retirement        Fund Complex
       --------                    ----------         -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee..............                $6,149                   0                0             $33,500
Philip D. English
  Trustee..............                $6,149                   0                0             $33,500
William A. Humenuk
  Trustee..............                $6,149                   0                0             $33,500
Nancy J. Dunn
  Trustee..............                $4,668                   0                0             $25,200
Peter M. Whitman,  Jr.
  Trustee                              $    0                   0                0             $     0
Norton H. Reamer
  Trustee..............                $    0                   0                0             $     0


PRINCIPAL HOLDERS OF SECURITIES

  As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio:

  Chicago Asset Management Value/Contrarian Portfolio Institutional Class
Shares: UMBSC & Co, FBO Interstate Brands Conserv. Growth, P.O. Box 419260, Kansas City, MO, 47.8%*; UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO, 28.0%*; UMBSC & Co., FBO Interstate Brands Aggressive Growth, P.O. Box 419260, Kansas City, MO, 11.5%*; and United Asset Management Corp., Profit Sharing and 401K Plan Trustees, P.O. Box 1443, Chicago, IL, 5.6%*.

  Chicago Asset Management Intermediate Bond Portfolio Institutional Class
Shares: John D. Curran and Francis McCartin Trustees FBO Pipe Fitters Pension Fund Local 597, c/o Chicago Asset Management Company, 70 W. Madison, 56th Floor, Chicago, IL, 89.4%*; and Wilmington Trust Co., Trustee, FBO American Eurocoper 401K Plan, c/o Mutual Funds, 1100 North Market Street, Wilmington, DE,
6.1%*.

------------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

  The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

  The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

SERVICES PERFORMED BY ADVISER

  Pursuant to the Investment Advisory Agreements between each Portfolio of the Fund and the Adviser (collectively, the "Agreement"), the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolios' investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

  In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

  Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund.
The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

  Chicago Asset Management Value/Contrarian Portfolio. The Adviser views itself as an equity manager who, by combining value judgment and contrarian opinion, strives to outperform the market and other money managers not by market timing, but by focusing on the selection of individual securities. Categorized as a large cap, bottom-up, value/contrarian, the Adviser's philosophy and strategy are qualitative and have remained the same since the inception of the firm.

  Chicago Asset Management Intermediate Bond Portfolio. The Adviser's approach is predicated on a controlled risk strategy that avoids dependence on interest rate anticipation while emphasizing value added through sector rotation and yield curve analysis. The firm seeks to add value by improving the odds in a risk/reward equation. The Adviser focuses on the more traditional aspects of active portfolio management by scrutinizing sectors, coupons, call features, and the shape of the yield curve. The Portfolio is constructed for income and safety.

ADVISORY FEES

  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                                                              Rate
  Chicago Asset Management Value/Contrarian Portfolio......................   0.625%
  Chicago Asset Management Intermediate Bond Portfolio.....................   0.48%

  For the fiscal years ended April 30, 1996, 1997, and 1998, the Chicago Asset Management Value/Contrarian Portfolio paid no advisory fees . During these periods, the Adviser voluntarily waived advisory fees of $5,000, $13,652, and $120,386, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio (excluding interest, taxes and extraordinary expenses), if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.95%.

  For the fiscal years ended April 30, 1996, 1997, and 1998, the Chicago Asset Management Intermediate Bond Portfolio paid no advisory fees. During these periods, the Adviser voluntarily waived advisory fees of $31,000, $41,438, and $52,374, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.80%.

                             PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange

Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

  It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1996, 1997, and 1998, Chicago Asset Management Value/Contrarian Portfolio paid aggregate brokerage commissions of $892, $20,946, and $33,412, respectively. The difference in brokerage commissions paid between fiscal years April 30, 1997 and 1998, was the result of growth in the Chicago Asset Management Value/Contrarian Portfolio's assets.

  Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

  The Board of Trustees of the Fund has approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Fund Administration Agreement.

  UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

  Pursuant to the terms of the Agreements, each Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of each Portfolio:


                                            Annual Rate

        Chicago Asset Management Value/Contrarian Portfolio 0.06% Chicago Asset Management Intermediate Bond Portfolio 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.


          The following table shows administrative fees paid by each Portfolio to UAMFSI and CGFSC during the last three fiscal years:

                                     UAMFSI

                                                                  Fiscal        Fiscal
                                                Period ended    Year Ended    Year Ended
                                                   4/30/96        4/30/97       4/30/98
                                                   -------        -------       -------
     Chicago Asset Management                       $2,523        $1,287        $11,576
      Value/Contrarian Portfolio
     Chicago Asset Management                       $2,640        $3,427        $ 4,364
      Intermediate Bond Portfolio

                                  CGFSC

                                                                 Fiscal        Fiscal
                                               Period Ended    Year Ended    Year Ended
                                                 4/30/96        4/30/97        4/30/98
                                                 -------        -------        -------
     Chicago Asset Management                    $49,477        $74,076        $73,676
      Value/Contrarian Portfolio
     Chicago Asset Management                    $48,360        $76,798        $78,912
      Intermediate Bond Portfolio


  UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.


  Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

  Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond Portfolio paid the Service Provider $656 and $1,520, respectively, in fees pursuant to the Services Agreement, all of which were voluntarily waived.

                                   CUSTODIAN

  The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

  PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

  The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of those methods used to compute or express performance follows.

YIELD

  Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Chicago Asset Management Intermediate Bond Portfolio for the 30-day period ended April 30, 1998 was 5.20%.

  A yield figure is obtained using the following formula:

  Yield = 2[(a - b + 1)/6/ - 1]
             -----
              cd
where:
     a =      dividends and interest earned during the period
     b =      expenses accrued for the period (net of reimbursements)
     c =      the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d =      the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis.

     The average annual total return for the Chicago Asset Management Intermediate Bond Portfolio and Chicago Asset Management Value/Contrarian Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                                  Average Annual Since
                                               One Year Ended    Inception Through Year
                                               April 30, 1998     Ended April 30, 1998    Inception Date
                                               --------------    -----------------------  --------------
     Intermediate Bond Portfolio...........          8.08%                  7.85%             1/24/95
     Value/Contrarian Portfolio............         31.71%                 21.97%            12/16/94


     These figures are calculated according to the following formula:

     P(1 + T)n = ERV

where:
     P =      a hypothetical initial payment of $1,000
     T =      average annual total return
     n =      number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Portfolios may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     The Board of Trustees has classified two additional classes of shares in each of the Portfolios, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares have been offered by these Portfolios.

     The shares of the Portfolios, when issued and paid for as provided for in their Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolios have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.



CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

  The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

       APPENDIX A -- DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS

I.   DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Service Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's Investors Service ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES


     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER


      The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

      Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.   DESCRIPTION OF BANK OBLIGATIONS


      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolios will agree to repurchase such instruments, at a Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

                           APPENDIX B - COMPARISONS


     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.


     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS

                             FPA CRESCENT PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust for the FPA Crescent Portfolio dated July 17, 1998 (the "Portfolio") relating to the Portfolio's Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). To obtain the Prospectuses, please call the UAM Funds Service Center at 1-800-638-7983.


                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.......................................    2
PURCHASE AND REDEMPTION OF SHARES.......................................    8
VALUATION OF SHARES.....................................................    9
SHAREHOLDER SERVICES....................................................    9
MANAGEMENT OF THE FUND..................................................   10
INVESTMENT ADVISER......................................................   12
SERVICE AND DISTRIBUTION PLANS..........................................   14
PORTFOLIO TRANSACTIONS..................................................   16
ADMINISTRATIVE SERVICES.................................................   16
CUSTODIAN...............................................................   18
INDEPENDENT ACCOUNTANTS.................................................   18
DISTRIBUTOR.............................................................   18
PERFORMANCE CALCULATIONS................................................   18
GENERAL INFORMATION.....................................................   19
FINANCIAL STATEMENTS....................................................   20
APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.....................  A-1
APPENDIX B - COMPARISONS................................................  B-1



Investment Adviser
First Pacific Advisors, Inc. (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

          The following discussion supplements the discussion of the Portfolio's investment objective and policies as set forth in the Portfolio's Prospectuses for the Institutional Class Shares and Service Class Shares.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed below and in the Prospectuses.

REPURCHASE AGREEMENTS

          The Portfolio may enter into repurchase agreements as discussed in the Prospectuses. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price at the time of repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the security itself. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Portfolio's total assets would be invested in illiquid securities including such repurchase agreements.

          For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the investment manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.

          Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the

Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES

          The Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income; however, it is the Portfolio's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Portfolio will establish a segregated account with its Custodian in which it will maintain cash or liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES

          Among the means through which the Portfolio may invest in foreign securities is the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

DEBT SECURITIES AND RATINGS

          Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

          The Portfolio reserves the right to invest up to 30% of its total assets in securities rated lower than BBB by S & P or lower than Baa by Moody's Investors Service. Lower rated securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

SHORT SALES

          The Portfolio may seek to hedge investments or realize additional gains through short sales. The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

          The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

          No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. The Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Portfolio would exceed the two percent (2%) of the value of the Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

          Whenever the Portfolio engages in short sales, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in the segregated account plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

          In addition, the Portfolio may make short sales "against the box," i.e. when a security identical to one owned by the Portfolio is borrowed and sold short. If the Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box.

OPTIONS AND FUTURES TRANSACTIONS

          As indicated in the Prospectuses, to the extent consistent with its investment objectives and policies, the Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

          Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

          If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; such losses may be mitigated or exacerbated by changes in the value of the Portfolio's securities during the period the option was outstanding.

          Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Also, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Portfolio will maintain segregated accounts consisting of cash or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

INFLATION-INDEXED BONDS

          Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise faster than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest might rise, leading to a decrease in the value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


          The periodic adjustment of the U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

INVESTMENT RESTRICTIONS

          The following limitations supplement those set forth in the Prospectuses of the Portfolio. The Portfolio's fundamental investment limitations cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

     (1) make loans to others, except (i) through the purchase of debt securities in accordance with its investment objective and policies, and (ii) to the extent the entry into a repurchase agreement is deemed to be a loan;


     (2) (i) borrow money, except as stated in the Prospectuses and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings; (ii) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings;

     (3) purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities (does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

     (4) purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectuses and in this SAI);


     (5) invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);


     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7) purchase the securities of any issuer, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation;

     (8) purchase or sell real estate; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     (9) with respect to 75% of its assets, own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

     (10) with respect to 75% of its assets, own more than 10% of the outstanding voting securities of any one issuer.

          For the purposes of (2) above, the Portfolio may not borrow except from banks for temporary or emergency purposes and in connection with short sales of securities. In these situations, the Portfolio will limit borrowings to no more than 331/3% of the Portfolio's assets, and the Portfolio may not purchase additional securities when borrowings exceed 5% of its total assets.

          Investment restriction (6) above shall not be deemed to prohibit the Portfolio from engaging in short sales of securities as described in the Prospectuses under "Additional Investment Policies" and in this SAI under "Investment Objective and Policies."

          As a matter of non-fundamental policy, the Portfolio will not:

     (11) purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;


     (12) invest in any issuer for purposes of exercising control or management;


     (13) invest in securities of other investment companies which would result in the Portfolio owning more than 3% of the outstanding voting securities of any one such investment company, the Portfolio owning securities of another investment company having an aggregate value in excess of 5% of the value of the Portfolio's total assets, or the Portfolio owning securities of investment companies in the aggregate which would exceed 10% of the value of the Portfolio's total assets; and

     (14) invest, in the aggregate, more than 15% of its net assets in securities which are not readily marketable or are illiquid.


PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectuses is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

          Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.


          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES

          The following supplements the information set forth under "Shareholder Services" in the Prospectuses.

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Similarly, Service Class Shares of the Portfolio may be exchanged for shares of other UAM Funds or UAM Funds, Inc. Portfolios' Service Class Shares. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their dates of birth, addresses, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.



Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management

Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended March 31, 1998.

COMPENSATION TABLE

                                                   Pension or
                                                   Retirement         Estimated     Total Compensation
                              Aggregate         Benefits Accrued       Annual        from Registrant
   Name of Person,          Compensation           as Part of       Benefits Upon          and
       Position           From Registrant        Fund Expenses       Retirement        Fund Complex
       --------           ---------------        -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee.............         $6,149                   0                0                $33,500
Philip D. English
  Trustee.............         $6,149                   0                0                $33,500
William A. Humenuk
  Trustee.............         $6,149                   0                0                $33,500
Nancy J. Dunn
  Trustee.............         $4,668                   0                0                $25,200


Peter M. Whitman, Jr.
  Trustee                      $    0                   0                0                $     0
Norton H. Reamer
  Trustee.............         $    0                   0                0                $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          FPA Crescent Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery St., San Francisco, CA, 48.8%*.

          FPA Crescent Portfolio Institutional Service Class Shares: Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Investor Retirement & Profit Sharing Trust SV & PR 401K Plan, AC 421712, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 41.5%*; Wilmington Trust Co., Trustee, FBO Loews Theaters Salaried Employees Profit Sharing & 401K Plan, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 13.2%*; Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Investor Retirement & Profit Sharing Trust Supp. Retirement SVS & Trust 401K Plan, MLF AC 436270, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 12.5%*; Fleet National Bank, FBO Continental Homes 401K Retirement Plan, P.O. Box 92800, Rochester, NY, 12.2%*; and Wilmington Trust Co., Trustee, FBO FIGGIE Institutional Investor Retirement & Profit Sharing Trust 401K Plan, CLF AC 436260, c/o Mutual Funds, 1100 N. Market St., Wilmington, DE, 9.7%*.

  The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

--------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

PHILOSOPHY AND STYLE

          Equity Securities: The Adviser utilizes a contrarian investment style, which often leads to investing in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The Adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The Adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short- term, thereby creating an excellent opportunity to either buy or sell.

          The Adviser's intensive research process includes looking for ideas by reviewing stock price or industry group under performance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser's investment approach.

          Fixed Income Obligations: Through fixed income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

          The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only broadens the universe of opportunities, but offers additional diversification and can help lower portfolio volatility.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the
Adviser's representative institutional clients included:   General Electric
Investment Corporation; Eastman Kodak Company; Federated Department Stores, Inc.; Fox Inc.; Xerox Corporation; Southern Farm Bureau Life Insurance Company; Commonwealth of Pennsylvania Public School Employees Retirement System; and The Lannan Foundation.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held in cash or cash equivalents.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

CONTROL OF ADVISER

          The Adviser is an indirect wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%.

     For the fiscal years ended March 31, 1996, 1997 and 1998, the Portfolio paid advisory fees of $189,156, $302,772 and $1,489,678, respectively.

                        SERVICE  AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     The Service Plan may be terminated at any time by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan or, at the discretion of the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

          Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers Regulation, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

          During the fiscal year ended March 31, 1998, the Portfolio's Service Class Shares paid $28,629 for services provided pursuant to the Distribution Plan.
                             PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended March 31, 1996, 1997, and 1998, brokerage commissions paid by the Portfolio totaled $63,938, $50,128 and $213,179, respectively. The difference in brokerage commissions paid between fiscal years April 30, 1997 and 1998, was the result of growth in the portfolio's assets.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

                            ADMINISTRATIVE SERVICES

          The Board of Trustees of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement,

UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to the third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Agreement.

     UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                            Annual Rate
                                            -----------

        FPA Crescent Portfolio.................0.06%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19% of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The Services provided by UAMFSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectuses.

     During the fiscal year ended March 31, 1996, the Portfolio paid administrative fees of $78,576 to its prior administrator, Investment Company Administration Corporation ("ICAC"). During the fiscal year ended March 31, 1997, the Portfolio paid total administrative fees of $14,196 to ICAC, $20,251 to CGFSC, and $30,359 to UAMFSI. During the fiscal year ended March 31, 1998, the Portfolio paid total administrative fees of $151,953 to CGFSC, and $89,427 to UAMFSI.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended March 31, 1998, the Portfolio paid $19,064, in fees pursuant to the Services Agreement.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended March 31, 1998.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolio be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

          The average annual total returns for the Portfolio's Institutional Class Shares for the period from inception on June 2, 1993 to March 31, 1998, and for the fiscal year ended March 31, 1998 were 18.87% and 25.96%, respectively. The average annual total returns for the Portfolio's Service Class Shares for the period from inception on January 24, 1997 to March 31, 1998, and for the fiscal year ended March 31, 1998 were 23.62% and 25.55%, respectively.

          These figures will be calculated according to the following formula:

            P(1 + T)/n/ = ERV

where:

            P    =    a hypothetical initial payment of $1,000
            T    =    average annual total return
            n    =    number of years
            ERV  =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

          To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

          The Board of Trustees has classified an additional class of shares in the Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares have been offered by the Portfolio.

          The shares of the Portfolio, when issued and paid for as provided for in its Prospectuses, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolo and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

          In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

          As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF CORPORATE BOND RATINGS


Moody's Investors Service Corporate Bond Ratings:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's Investors Service applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

* Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

                           APPENDIX B - COMPARISONS



     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers long-term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS

                            HANSON EQUITY PORTFOLIO

                           Institutional Class Shares

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Hanson Equity Portfolio (the "Portfolio") dated July 17, 1998. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

INVESTMENT OBJECTIVE AND POLICIES.........................................    2
PURCHASE AND REDEMPTION OF SHARES.........................................    3
VALUATION OF SHARES.......................................................    4
SHAREHOLDER SERVICES......................................................    4
INVESTMENT LIMITATIONS....................................................    5
MANAGEMENT OF THE FUND....................................................    6
INVESTMENT ADVISER........................................................    9
PORTFOLIO TRANSACTIONS....................................................   10
ADMINISTRATIVE SERVICES...................................................   11
CUSTODIAN.................................................................   12
INDEPENDENT ACCOUNTANTS...................................................   12
DISTRIBUTOR...............................................................   12
PERFORMANCE CALCULATIONS..................................................   13
GENERAL INFORMATION.......................................................   14
FINANCIAL STATEMENTS......................................................   15
APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1
APPENDIX B  COMPARISONS...................................................  B-1

Investment Adviser
Hanson Investment Management Company (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following discussion supplements the discussion of investment objective and policies of the Portfolio as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

FOREIGN SECURITIES

     Investors in the Portfolio should recognize that investing in foreign companies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

PORTFOLIO TURNOVER

     The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. the purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Board of Trustees.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.


     For federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus of the Portfolio. A Portfolio's fundamental investment limitations cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

     (1)    invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)    underwrite the securities of other issuers; and

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from
            (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

            As a matter of non-fundamental policy, the Portfolio will not:

     (1)    purchase on margin or sell short;

     (2) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (3) invest for the purpose of exercising control over management of any company.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE

                                                   Pension or
                                                   Retirement         Estimated     Total Compensation
                              Aggregate         Benefits Accrued       Annual        from Registrant
   Name of Person,      Compensation From          as Part of       Benefits Upon          and
       Position              Registrant          Fund Expenses       Retirement        Fund Complex
       --------              ----------          -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee.............         $6,149                   0                0                $33,500
Philip D. English
  Trustee.............         $6,149                   0                0                $33,500
William A. Humenuk
  Trustee.............         $6,149                   0                0                $33,500
Nancy J. Dunn
  Trustee.............         $4,668                   0                0                $25,200
Peter M. Whitman, Jr.
  Trustee                      $    0                   0                0                $     0
Norton H. Reamer
  Trustee.............         $    0                   0                0                $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     Hanson Equity Portfolio Institutional Class Shares:   Charles Schwab & Co.,
Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA, 99.8%*.

          The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.


-------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER


CONTROL OF ADVISER

          The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by a vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                Rate
                                                                ----

      Hanson Equity Portfolio.................................  0.70%

     For the period from October 3, 1997 (commencement of operations) to April 30, 1998, the Portfolio paid advisory fees of $83,786.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. For the period from October 3, 1997 (commencement of operations) to April 30, 1998, the Portfolio paid aggregate brokerage commissions of $33,367.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     The Board of Trustees of the Fund approved a Fund Administration Agreement, effective April 15, 1996 ("Fund Administration Agreement") between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolios pursuant to the terms of the Fund Administration Agreement.

     UAMFSI has subcontracted some of these services to CGFSC , an affiliate of the Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CFFSC (collectively, with the Fund Administration Agreement, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                            Annual Rate
                                            -----------

        Hanson Equity Portfolio...............  0.04%

     CGFSC's monthly fee for itsservices is calculated on an annualized basis as follows:

        0.19 of 1% of the first $200 million of combined Fund net assets;

        0.11 of 1% of the next $800 million of combined Fund net assets;

        0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

        0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are located among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two year. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

          For the period from October 3, 1997 (commencement of operations) to April 30, 1998, administrative services fees paid by the Portfolio totaled $22,082. Of the fees paid during this period, $17,295 were paid to CGFSC and $4,787 were paid to UAMFSI.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the

Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Portfolio paid no fees to the Service Provider.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by a Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis.

          These figures are calculated according to the following formula:

          P(1 + T)/n/ = ERV

where:

          P =    a hypothetical initial payment of $1,000
          T =    average annual total return
          n =    number of years
          ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

          The cumulative total return for the Portfolio's Institutional Class Shares for the period from October 3, 1997 (commencement of operations) to April 30, 1998, was 13.80%. Cumulative total return represents the Portfolio's performance over a specified period of time. The Portfolio's cumulative total return is representative of approximately seven months of performance.

COMPARISONS

          To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

          The Board of Trustees has classified an two additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares have been offered by the Portfolio.

          The shares of the Portfolio, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolo and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.





CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts, to a certain extent, personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service Corporate Bond Ratings:

     Aaa -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation's Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES


     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government
supervision, but their debt securities are backed only by the   creditworthiness
of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER


     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS


     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS



     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS

                     JACOBS INTERNATIONAL OCTAGON PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION - July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Jacobs International Octagon Portfolio Institutional Class Shares (the "Portfolio") dated July 17, 1998. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES..........................................    2
PURCHASE AND REDEMPTION OF SHARES..........................................    4
VALUATION OF SHARES........................................................    5
SHAREHOLDER SERVICES.......................................................    5
INVESTMENT LIMITATIONS.....................................................    6
MANAGEMENT OF THE FUND.....................................................    7
INVESTMENT ADVISER.........................................................    9
PORTFOLIO TRANSACTIONS.....................................................   11
ADMINISTRATIVE SERVICES....................................................   11
CUSTODIAN..................................................................   13
INDEPENDENT ACCOUNTANTS....................................................   13
DISTRIBUTOR................................................................   13
PERFORMANCE CALCULATIONS...................................................   13
GENERAL INFORMATION........................................................   15
FINANCIAL STATEMENTS.......................................................   16
APPENDIX A - COMPARISONS...................................................  A-1
APPENDIX B DESCRIPTION OF SECURITIES AND RATINGS...........................  B-1


Investment Adviser
Jacobs Asset Management (Adviser)

Distributor
UAM Funds Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Funds Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following discussion supplements the discussion of investment objective and policies of the Portfolio as set forth in the Portfolio's Prospectus.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as in the Prospectus.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, the Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS

     Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. Moreover, a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

DEPOSITARY RECEIPTS

     ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

PORTFOLIO TURNOVER

     The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day,

Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economics can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be sent to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Trustees.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Trustees.

                               SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "PURCHASE AND REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

          The following limitations supplement those set forth in the Prospectus of the Portfolio. A Portfolio's fundamental investment limitations cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

     (1) invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities in banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder; and

     (4) underwrite the securities of other issuers.


     As a matter of non-fundamental policy, the Portfolio will not:

     (1) invest in futures and/or options on futures;

     (2) purchase on margin or sell short;

     (3) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (4) invest for the purpose of exercising control over management of any company; and

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.



Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management

Corporation ("UAM"), or
the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE


                                                        Pension or
                                                        Retirement         Estimated
                                                      Benefits Accrued       Annual       Total Compensation
  Name of Person,          Aggregate Compensation       as Part of       Benefits Upon   from Registrant and
      Position                 From Registrant        Fund Expenses       Retirement        Fund Complex
      --------                 ---------------        -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee...........                   $6,149                   0                0              $33,500
Philip D. English
  Trustee...........                   $6,149                   0                0              $33,500
William A. Humenuk
  Trustee...........                   $6,149                   0                0              $33,500
Nancy J. Dunn
  Trustee...........                   $4,668                   0                0              $25,200
Peter M. Whitman,
 Jr.                                   $    0                   0                0              $     0
  Trustee
Norton H. Reamer
  Trustee                              $    0                   0                0              $     0

PRINCIPAL HOLDERS OF SECURITIES

     As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     Jacobs International Octagon Portfolio Institutional Class Shares:
Michigan State University Foundation, 4700 S. Hagadom Rd., Suite 220, E. Lansing, MI, 16.2%*; Charles Schwab & Co., Inc., Reinvest Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA, 12.7%*; and Chembaco, FBO H.H. & Grace A. Dow Foundation, c/o Chemical Bank & Trust, 333 E. Bank St., Midland, MI, 7.3%*.

     The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

-------

* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     The Adviser is a Florida limited partnership organized in July 1995. UAM is a limited partner of the Adviser and owns a controlling interest in the Adviser. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc. a registered investment company.

SERVICES PERFORMED BY ADVISER

     Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

     In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

     Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval,
(b) by the Board of Trustees of the Fund, or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund.
The Agreement will automatically and immediately terminate in the event of its assignment.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:


                                                   Rate

     Jacobs International Octagon Portfolio........1.00%

     For the period from January 2, 1997 (commencement of operations) to April 30, 1997, Jacobs International Octagon Portfolio paid advisory fees of $35,743. During this period, the Adviser voluntarily waived advisory fees of $23,838. For the fiscal year ended April 30, 1998, Jacobs International Octagon Portfolio paid advisory fees of $730,085, of which $0 were voluntarily waived. Until further notice, the Adviser has agreed voluntarily to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, to keep the Portfolio's total annual operating expenses from exceeding 1.75% of average daily net assets.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from January 2, 1997 (date of commencement) to April 30, 1997, and for the fiscal year ended April 30, 1998, Jacobs International Octagon Portfolio paid aggregate brokerage commissions of $74,683 and $344,507, respectively. The difference in brokerage commissions paid between April 30, 1997 and 1998, was the result of growth in the portfolio's assets.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     The Board of Trustees of the Fund approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Fund Administration Agreement.

     UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                                    Annual Rate
                                                    -----------

        Jacobs International Octagon Portfolio.........0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

          0.19 of 1% of the first $200 million of combined Fund net assets;

          0.11 of 1% of the next $800 million of combined Fund net assets;

          0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

          0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     For the period January 2, 1997 (date of commencement) to April 30, 1997, and for the fiscal year ended April 30, 1998, administrative service fees paid to CGFSC by the Jacobs International Octagon Portfolio totaled $11,212 and $78,772, respectively. For these same periods, UAMFSI earned $2,339 and $29,248, respectively, from the Jacobs International Octagon Portfolio as Administrator. The services provided by UAMFSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectus.

     UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

     Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

     UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

     Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Portfolio paid the Service Provider $1,789 in fees pursuant to the Services Agreement.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     A yield figure is obtained using the following formula:

     Yield = 2[(a - b + 1)/6/ - 1]
                -----
                 cd
where:

     a     =      dividends and interest earned during the period
     b     =      expenses accrued for the period (net of reimbursements)
     c     =      the average daily number of shares outstanding
                  during the period that were entitled to receive income
                  distributions
     d     =      the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis.

     The average annual total returns for the Portfolio's Institutional Class Shares from inception on January 2, 1997 to April 30, 1997, and for the fiscal year ended April 30, 1998 were 15.62% and 19.19%, respectively.

     These figures are calculated according to the following formula:

     P(1 + T)/n/ = ERV

where:

     P     =      a hypothetical initial payment of $1,000
     T     =      average annual total return
     n     =      number of years
     ERV   =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix A for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     The Board of Trustees has classified an two additional classes of shares in the Portfolio, known as Institutional Service Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Institutional Service Shares or Advisor Shares have been offered by the Portfolio.

     The shares of the Portfolio, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolo and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" in the Prospectus.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.


CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.




                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

                            APPENDIX A - COMPARISONS


     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow
          ]ones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
          It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f)  Lipper-Mutual Fund Performance Analysis and Lipper-Fixed Income Fund
          Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index -- a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index -- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these commitments, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S.
          Treasury/agency issues and mortgage pass through securities.


     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o)  Lehman Brothers Government/Corporate Index -- is a combination of the
          Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The
          Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q)  Value Line -- composed of over 1,600 stocks in the Value Line
          Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S.
          publicly-traded companies.

     (s)  Salomon Brothers 3 Month T-Bill Average -- the average return for all
          Treasury bills for the previous three month period.

     (t)  Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman
          Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70%
          Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35%
          Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade
          Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35%
          Salomon Brothers High Grade Bond Index.

     (u)  CDA Mutual Fund Report published by CDA Investment Technologies, Inc.
          -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (w)  Financial publications:  Business Week, Changing Times, Financial
          World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial
          Times, Global Investor, Wall Street Journal and Weisenberger
          Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x)  Consumer Price Index (or Cost of Living Index), published by the U.S.
          Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by lbbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z)  Savings and Loan Historical Interest Rates -- as published by the U.S.
          Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

               APPENDIX B - DESCRIPTION OF SECURITIES AND RATINGS


I.   DESCRIPTION OF COMMERCIAL PAPER RATINGS


Moody's Investors Service Commercial Paper Ratings:

     Prime-1 - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Services Commercial Paper Ratings:

     A-1 - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                     PART B
                                   UAM FUNDS

                       MJI INTERNATIONAL EQUITY PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the MJI International Equity Portfolio (the "Portfolio") dated July 17 , 1998 relating to the Institutional Class Shares and the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........................................    2
PURCHASE AND REDEMPTION OF SHARES........................................    9
VALUATION OF SHARES......................................................   10
SHAREHOLDER SERVICES.....................................................   10
INVESTMENT LIMITATIONS...................................................   11
MANAGEMENT OF THE FUND...................................................   12
INVESTMENT ADVISER.......................................................   14
SERVICE AND DISTRIBUTION PLANS...........................................   16
PORTFOLIO TRANSACTIONS...................................................   18
ADMINISTRATIVE SERVICES..................................................   18
CUSTODIAN................................................................   20
INDEPENDENT ACCOUNTANTS..................................................   20
DISTRIBUTOR..............................................................   20
PERFORMANCE CALCULATIONS.................................................   20
GENERAL INFORMATION......................................................   21
FINANCIAL STATEMENTS.....................................................   22
APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS......................  A-1
APPENDIX B - COMPARISONS.................................................  B-1


Investment Adviser
Murray Johnstone International Ltd. (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following discussion supplements the discussion of investment objective and policies of the Portfolio as set forth in the Portfolio's Prospectuses for the Institutional Class Shares and Service Class Shares.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

HEDGING STRATEGIES

     The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against its foreign currency movements. These portfolio strategies are commonly referred to as derivative investments. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or U.S. government securities or other high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

     The Portfolio may enter into swap contracts which are also commonly referred to as derivative investments. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

     Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become increasingly liquid.

PORTFOLIO TURNOVER

     The portfolio turnover rate described in the Prospectuses is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectuses for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

     Both classes of shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days:
New Year's Day, Dr. Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Adviser may compensate affiliated broker-dealer subsidiaries of United Asset Management Corporation, out of its profits, for referring investors to the Portfolio and, in certain instances, furnishing information liaison services with respect to such investors. Such compensation would be based upon the advisory fees payable (without regard to any expense limitation in effect at the time) in respect of assets attributable to the referral. If liaison services are included, the rate would be up to 25% in the first year and up to 15% each year thereafter; otherwise, the rate would be up to 30% in the first year, 20% for the second year and 10% for each remaining year up to a total of 5 years.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signatures guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are value at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Trustees.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES

     The following supplements the information set forth under "Shareholder Services" in the Portfolio's Prospectuses.

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio and Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global

Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.


     For federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "PURCHASE AND REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in each Prospectus of the Portfolio. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

          (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

          (4)  underwrite the securities of other issuers; and

          (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from
          (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions.


     As a matter of non-fundamental policy, the Portfolio will not:

          (1)  invest in stock or bond futures and/or options on futures unless
          (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;



          (2) purchase on margin or sell short except as specified in (5) above;

          (3) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

          (4) invest for the purpose of exercising control over management of any company.


                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.



Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE


                                                           Pension or
                                                           Retirement         Estimated     Total Compensation
                                      Aggregate         Benefits Accrued       Annual        from Registrant
   Name of Person,              Compensation From          as Part of       Benefits Upon          and
       Position                      Registrant          Fund Expenses       Retirement        Fund Complex
       --------                      ----------          -------------       ----------        ------------
John T. Bennett, Jr.
  Trustee.............                 $6,149                   0                0                $33,500
Philip D. English
  Trustee.............                 $6,149                   0                0                $33,500
William A. Humenuk
  Trustee.............                 $6,149                   0                0                $33,500
Nancy J. Dunn
  Trustee.............                 $4,668                   0                0                $25,200
Peter M. Whitman, Jr.
  Trustee                              $    0                   0                0                $     0
Norton H. Reamer
  Trustee.............                 $    0                   0                0                $     0

PRINCIPAL HOLDER OF SECURITIES

          As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          MJI International Equity Portfolio Institutional Class Shares: Freya Fanning & Company, 400 Essex St., Box 5600, Beverly Farms, MA, 49.7%*; UMBSC & Co., FBO Interstate Brands Aggressive Growth., P.O. Box 419260, Kansas City, MO, 19.2%*; and UMBSC & Co., FBO Interstate Brands Moderate Growth., P.O. Box 419260, Kansas City, MO, 11.2%*.

          MJI International Equity Portfolio Institutional Service Class Shares:
Sisters of Mercy Corp., 2300 Adeline Drive, Burlingame, CA, 30.6%*; Wilmington Trust Co., Trustee, FBO Hoag Hospital Aggressive Lifestyle, c/o Mutual Funds/UAM, P.O. Box 8971, Wilmington, DE, 16.9%*; Hartnat & Co. and Siliconix MJI International Equity, P.O. Box 92800, Rochester, NY, 14.9%*; Wilmington Trust Co. ,Trustee, FBO Davies Medical Pension Plan, c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 11.9%*; and Wilmington Trust Co., Trustee, FBO Hoag Hospital Aggressive Lifestyle, c/o Mutual Funds UAM, P.O. Box 8971, Wilmington, DE, 9.6%*.

          The persons(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

------
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

INVESTMENT PHILOSOPHY

          A value orientation for country, currency and stock selection is key to Murray Johnstone's investment philosophy. Murray Johnstone's management structure centers around regional research teams which are specialized by geography. The individuals within each team are responsible for conducting research within each region as well as identifying particular stocks for possible inclusion within portfolios. On-site, fundamental research is a primary component of the evaluation process.

CONTROL OF ADVISER

          The Adviser, through its parent, UAM UK Holdings, is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this SAI, the Adviser's representative institutional clients included: Ace Hardware, American Cancer Society, Royal Caribbean Cruises, Siemens, Levitz, Franciscan Sisters, Rhode Island School of Design, Government of Guam, City of Albany and Arkansas Police & Fire Retirement Systems.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by a vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                                                          Rate

          MJI International Equity Portfolio..............................0.75%

          For the fiscal years ended April 30, 1996, April 30, 1997 and April 30, 1998, the MJI International Equity Portfolio paid advisory fees of $0, $41,961 and $284,464 respectively. The Adviser voluntarily waived advisory fees of $54,000, $99,017 and $0, for the fiscal years ended April 30, 1996, April 30, 1997 and April 30, 1998, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.50%.

                         SERVICE AND DISTRIBUTION PLANS

          As stated in the Portfolio's Service Class Shares Prospectus, the "Distributor" may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c) opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

     The Service Plan may be terminated at any time by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan or, at the discretion of the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at .25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers Regulation, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

     During the fiscal year ended April 30, 1998, the Portfolio's Service Class Shares paid $15,037 for services provided pursuant to the Distribution Plan.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1996, April 30, 1997 and April 30, 1998, the MJI International Equity Portfolio paid aggregate brokerage commissions of $44,004, $102,419 and $173,063, respectively. The difference in brokerage commissions paid between fiscal years April 30, 1997 and 1998, was the result of growth in the portfolio's assets.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser.

Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     The Board of Trustees of the Fund approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement. UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Fund Administration Agreement.

     UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

     Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                                                    Annual Rate

        MJI International Equity Portfolio..............................0.06%


     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

        0.19 of 1% of the first $200 million of combined Fund net assets;

        0.11 of 1% of the next $800 million of combined Fund net assets;

        0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

        0.05 of 1% of combined Fund net assets in excess of $3 billion.

     Fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,00 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

     Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     For the fiscal years ended April 30, 1996, April 30, 1997 and April 30, 1998, administrative services fees paid to CGFSC by the MJI International Equity Portfolio totaled

$69,866, $96,855 and $105,743, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, UAMFSI earned $3,134, $11,239 and $22,754, respectively, from the MJI International Equity Portfolio as Administrator. The services provided by UAMFSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectuses.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Portfolio paid $30,161 in fees pursuant to the Services Agreement, of which $27,286 were voluntarily waived.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the

Fund, it is not obligated to sell any particular amount of shares. The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

          The average annual total return for the MJI International Equity Portfolio Institutional Class and Institutional Service Class Shares from inception to April 30, 1998, and for the one year period ended on the date of the Financial Statements incorporated hereby by reference are as follows:

                                                                     Since Inception
                                                          One Year     Through Year
                                                           Ended          Ended
                                                         April 30,       April 30      Inception
                                                            1998           1998          Date
                                                         ----------  ----------------  ---------
  MJI International Equity Portfolio                         20.39%         7.53%       9/16/94
    Institutional Class Shares.........................
  MJI International Equity Portfolio                         20.11%        15.73%       12/31/96
    Institutional Service Class Shares.................

          These figures are calculated according to the following formula:

          P (1 + T)/n/ = ERV

where:
          P      =     a hypothetical initial payment of $1,000
          T      =     average annual total return
          n      =     number of years
          ERV    =     ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

  The Board of Trustees has classified an additional class of shares in the Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares have been offered by the Portfolio.


  The shares of the Portfolio, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

  As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.




CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                              FINANCIAL STATEMENTS

  The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I.   DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS

     Aaa -- Bonds which are Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Investors Service ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government
supervision, but their debt securities are backed only by the   creditworthiness
of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER


     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.   DESCRIPTION OF FOREIGN INVESTMENTS


     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                            APPENDIX B - COMPARISONS



          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

          (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

          (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

          (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

          (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

          (i)  Morgan Stanley Capital International EAFE Index and World Index -
               - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

          (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS
                            TJ CORE EQUITY PORTFOLIO

                       Institutional Service Class Shares

              STATEMENT OF ADDITIONAL INFORMATION -- July 17, 1998

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the TJ Core Equity Portfolio (the "Portfolio") Institutional Service Class Shares (the "Service Class Shares") dated July 17, 1998. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........................................    2
PURCHASE AND REDEMPTION OF SHARES........................................    5
VALUATION OF SHARES......................................................    7
SHAREHOLDER SERVICES.....................................................    7
INVESTMENT LIMITATIONS...................................................    8
MANAGEMENT OF THE FUND...................................................    9
INVESTMENT ADVISER.......................................................   11
SERVICE AND DISTRIBUTION PLANS...........................................   12
PORTFOLIO TRANSACTIONS...................................................   15
ADMINISTRATIVE SERVICES..................................................   15
CUSTODIAN................................................................   17
INDEPENDENT ACCOUNTANTS..................................................   17
DISTRIBUTOR..............................................................   17
PERFORMANCE CALCULATIONS.................................................   17
GENERAL INFORMATION......................................................   18
FINANCIAL STATEMENTS.....................................................   19
APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS.......................  A-1
APPENDIX B - COMPARISONS.................................................  B-1

Investment Adviser
Tom Johnson Investment Management, Inc. (Adviser)

Distributor
UAM Fund Distributors, Inc. (Distributor)

Administrator and Transfer Agent
UAM Fund Services, Inc. (UAMFSI)

                       INVESTMENT OBJECTIVE AND POLICIES


          The following discussion supplements the discussion of investment objective and policies of the Portfolio as set forth in the Portfolio's Prospectus.

FOREIGN SECURITIES

          Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

          As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

          Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

LENDING OF SECURITIES

          The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). The Portfolio will not loan securities to the extent that greater than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.


HEDGING STRATEGIES

          The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the

Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FUTURES CONTRACTS

          The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.


          Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

          Futures contracts on securities indices or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

          Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

          Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

          Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions or that the Fund's commodity futures and option positions be for other purposes, only to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

          Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

          The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell Portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.


          The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

          Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

          The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.

          For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

          The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

          The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

PORTFOLIO TURNOVER

          The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. See "Financial Highlights" in the Prospectus for the historical portfolio turnover rates with respect to the Portfolio.

                       PURCHASE AND REDEMPTION OF SHARES


          Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund or its designated Service Agent. The minimum initial investment required for the Portfolio is $2,500, with certain exceptions as may be permitted from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; and additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern
Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

          The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

          The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Portfolio. If redemptions are paid in investment securities, such securities will be valued as set forth in the prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required for (1) all redemptions when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address, or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

          The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES


          Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars as quoted by any major bank or broker.

          Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

          Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, using methods approved by the Board of Trustees.

          The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Trustees.

                              SHAREHOLDER SERVICES


          The following supplements the information set forth under "Shareholder Services" in the Prospectus.

EXCHANGE PRIVILEGE

          Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

          Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder, and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading of the Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the Exchange will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS


          The following limitations supplement those set forth in the Prospectus of the Portfolio. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers; and

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

          As a matter of non-fundamental policy, the Portfolio will not:

          (a) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options

          (b) purchase on margin or sell short except as specified in (5) above;

          (c) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and


          (d) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

          The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund, their addresses and dates of birth, and a brief statement of their present positions and principal occupations during the past five years.


John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 100 King Street West, P.O. Box 2440, LCD-1, Hamilton Ontario, Canada L8N-456; Executive Vice President and Chief Administrative Officer of Philip Services Corp.; Director, Hofler Corp.; Formerly, a Partner in the Philadelphia office of the law firm Dechert Price & Rhoads.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Michelle Azrialy (4/12/69), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Assistant Treasurer of Chase Global Funds Services Company since 1996. Senior Public Accountant with Price Waterhouse LLP from 1991 to 1994.

Gordon M. Shone (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

*Messrs. Reamer and Whitman are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS

          The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,350 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), or the Administrator and receive no compensation from the Fund. As of June 15, 1998, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

          The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Funds and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1998.

COMPENSATION TABLE

                                                     Pension or
                                                     Retirement        Estimated     Total Compensation
                                                      Benefits          Annual        from Registrant
                                    Aggregate        Accrued as      Benefits Upon          and
       Name of Person,            Compensation         Part of        Retirement        Fund Complex
           Position              From Registrant    Fund Expenses   ---------------  ------------------
------------------------------   ---------------   ---------------



John T. Bennett, Jr.
  Trustee.....................             $6,149                0                0             $33,500
Philip D. English
  Trustee.....................             $6,149                0                0             $33,500
William A.Humenuk
  Trustee.....................             $6,149                0                0             $33,500
Nancy J. Dunn
  Trustee.....................             $4,668                0                0             $25,200
Peter M. Whitman, Jr.
  Trustee.....................             $    0                0                0             $     0
Norton H. Reamer
  Trustee.....................             $    0                0                0             $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 15, 1998, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          T.J. Core Equity Portfolio Institutional Class Shares: Wilmington Trust Co., Trustee, FBO Allied Waste 401K Plan, c/o Mutual Funds UAM, 1100 North Market Street, Wilmington, DE, 34.4%; UMBSC & Co., FBO Lillick & Charles TJ Core, c/o Trust Department, P.O. Box 419260, Kansas City, MO, 15.0%; Fleet National Bank, Trustee, FBO Austin Diagnostic Clinic 401K PS, P.O. Box 92800, Rochester, NY, 13.2%*; Hartnat & Co., FBO Catholic Healthcare West Sisters of Mercy, P.O. Box 92800, Rochester, NY, 9.3%*; and Wilmington Trust Co., Trustee, FBO Catholic Healthcare West Medical Foundation Money Purchase Pension Plan, c/o Mutual Funds, 1100 North Market Street, Wilmington, DE, 5.5%*.

          The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_______
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER


INVESTMENT PHILOSOPHY

          Tom Johnson's investment philosophy is a conservative one which stresses adequate diversification, risk reduction, and consistency of returns. The firm maintains strong disciplines and emphasizes long-term results. The firm's initial goal is preservation of capital; thus, high quality issues are emphasized. Secondary goals include income and capital appreciation. Thorough fundamental economic, industry, and company analyses provide the framework within which all investment alternatives are evaluated.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: LL Bean, Oklahoma Teachers' Retirement System, Presbyterian Health Foundation, Service Corporation International and University of Texas Ex-Students' Association.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

CONTROL OF ADVISER

          The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

SERVICES PERFORMED BY ADVISER

          Pursuant to an Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolio's assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, (b) by the Board of Trustees of the Fund, or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

                                               Rate
                                               -----

     TJ Core Equity Portfolio................  0.75%

          From September 28, 1995 (date of commencement) to April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, the TJ Core Equity Portfolio paid no advisory fees. During these periods, the Adviser voluntarily waived advisory fees of $4,000, $14,372 and $63,097, respectively. Until January 1, 2000, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.25% of average daily net assets.


                         SERVICE AND DISTRIBUTION PLANS


          As stated in the Prospectus, the "Distributor" may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value ("NAV") of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

          (a) acting as the sole shareholder of record and nominee for beneficial owners;

          (b) maintaining account records for such beneficial owners of the Fund's shares;

          (c)  opening and closing accounts;

          (d) answering questions and handling correspondence from shareholders about their accounts;

          (e) processing shareholder orders to purchase, redeem and exchange shares;

          (f) handling the transmission of funds representing the purchase price or redemption proceeds;

          (g) issuing confirmations for transactions in the Fund's shares by shareholders;

          (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

          (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

          (j) providing account maintenance and accounting support for all transactions; and

          (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

          Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     The Service Plan may be terminated at any time by vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan or, at the discretion of the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of the Fund.

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

          The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, advertising the availability of services and products; designing materials to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit Fund sales and to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; and acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance information about the Fund. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

          The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

          All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

          The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

          Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers Regulation, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

     During the fiscal year ended April 30, 1998, the Portfolio's Service Class Shares paid $18,198 for services provided pursuant to the Distribution Plan.


                             PORTFOLIO TRANSACTIONS


          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from September 28, 1995 to April 30, 1996, and for the fiscal years ended April 30, 1997 and April 30, 1998, the Portfolio paid aggregate brokerage commissions of $1,572, $3,696 and $18,284, respectively. The difference in brokerage commissions paid between fiscal years April 30, 1997 and 1998, was the result of growth in the portfolio's assets.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.


                            ADMINISTRATIVE SERVICES


          The Board of Trustees of the Fund approved a Fund Administration Agreement ("Fund Administration Agreement"), effective April 15, 1996, between UAMFSI, a wholly owned subsidiary of UAM, and the Fund. Pursuant to the terms of the Fund Administration Agreement, UAMFSI manages, administers and conducts the general business activities of the Fund other than those which have been contracted to other third parties by the Fund. Additionally, UAMFSI has agreed to provide transfer agency services to the Portfolio pursuant to the terms of the Fund Administration Agreement.

          UAMFSI has subcontracted some of these services to CGFSC, an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement between UAMFSI and CGFSC (collectively, with the Fund Administration Agreement, the "Agreements").

          Pursuant to the terms of the Agreements, the Portfolio pays UAMFSI a two-part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fee is calculated from the aggregate net assets of the
Portfolio:

                                                   Annual Rate
                                                   -----------

        TJ Core Equity Portfolio......................0.04%

          CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

                0.19 of 1% of the first $200 million of combined Fund net assets;

                0.11 of 1% of the next $800 million of combined Fund net assets;

                0.07 of 1% of combined Fund net assets in excess of $1 billion but less than $3 billion;

                0.05 of 1% of combined Fund net assets in excess of $3 billion.

          Fees are allocated among each of the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

          Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

          The basis of the fees paid to CGFSC for the period September 28, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for CGFSC's services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to CGFSC by the TJ Core Equity Portfolio totaled $15,232. For the period April 15, 1996 to April 30, 1996, UAMFSI earned $1,768 from the TJ Core Equity Portfolio as Administrator. For the fiscal years ended April 30, 1997 and April 30, 1998, administrative fees paid by the Portfolio to UAMFSI totaled $763 and $3,366, respectively, and to CGFSC totaled $59,928 and $72,990, respectively. The services provided by UAMFSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectus.

          UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including taxes, interest, brokerage fees and commissions, if any, salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of UAMFSI, or the Fund's investment adviser or distributor, SEC fees and state Blue Sky fees, EDGAR filing fees, processing services and related fees, advisory and administration fees, charges and expenses of pricing and data services, independent public accountants and custodians, insurance premiums including fidelity bond premiums, outside legal expenses, costs of maintenance of corporate existence, typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, printing and production costs of shareholders' reports and corporate meetings, cost and expenses of Fund stationery and forms, costs of special telephone and data lines and devices, trade association dues and expenses, and any extraordinary expenses and other customary Fund expenses.

          Unless sooner terminated as provided herein, the Fund Administration Agreement shall continue in effect from year to year provided such continuance is specifically approved at least annually by the Board. The Fund Administration Agreement is terminable, without penalty, by the Board or by UAMFSI, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

          UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. The compensation of such person or persons for such employment shall be paid by UAMFSI and no obligation will be incurred by or on behalf of the Fund in such respect.

          Effective February 28, 1997, the Fund entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the Portfolios in the accounts for which it provides services. During the fiscal year ended April 30, 1998, the Portfolio paid the Service Provider $10,898, in fees pursuant to the Services Agreement, all of which were voluntarily waived.

                                   CUSTODIAN

          The Chase Manhattan Bank, 3 Chase Metro Tech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund.


                                  DISTRIBUTOR

          UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Fund's Distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.The Distributor received no compensation for its services from the Portfolio during the fiscal year ended April 30, 1998.

                            PERFORMANCE CALCULATIONS


PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Portfolio be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the Portfolio are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Portfolio expenses on an annual basis.

          These figures are calculated according to the following formula:

          P(1 + T)n = ERV

          where:

                P =  a hypothetical initial payment of $1,000
                T =  average annual total return
                n =  number of years
                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

          The average annual total returns for the Portfolio's Service Class Shares from inception on September 28, 1995 to April 30, 1998, and for the fiscal year ended April 30, 1998 were 25.90% and 36.05%, respectively.

COMPARISONS

          To help investors better evaluate how an investment in the Portfolios of the Fund might satisfy their investment objective, advertisements regarding the Portfolio may discuss various measures of Portfolio performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

          In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION


DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th floor, Boston, MA 02110; however, all investor correspondence should be addressed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

          The Board of Trustees has classified two additional classes of shares in the Portfolio, known as Institutional Shares and Advisor Shares. As of the date of this Statement of Additional Information, no Advisor Shares have been offered by the Portfolio.

          The shares of the Portfolio, when issued and paid for as provided for in its Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Institutional Class, Service Class and Advisor Class Shares each represent an interest in the same assets of a Portfolo and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically reinvested in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.



CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                             FINANCIAL STATEMENTS

          The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The Financial Statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained free of charge by telephoning the UAM Funds Service Center at the telephone number appearing on the front page of this Statement of Additional Information.

              APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS


I.  DESCRIPTION OF CORPORATE BOND RATINGS



Moody's Investors Service Corporate Bond Ratings:

     Aaa -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's Investors Service ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

Standard & Poor's Ratings Services Corporate Bond Ratings:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories except in the AAA category.

II.  DESCRIPTION OF U.S. GOVERNMENT SECURITIES


     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III.  DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:
  (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV.  DESCRIPTION OF BANK OBLIGATIONS


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V.  DESCRIPTION OF FOREIGN INVESTMENTS


     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

                           APPENDIX B - COMPARISONS



          (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

          (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

          (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchwork of mid cap stock price movement.

          (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

          (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

          (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

          (h) Lipper Equity Income Funds Index - is comprised of the 30 largest funds, in terms of total net assets, which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

          (i) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

          (j)  Morgan Stanley Capital International EAFE Index and World Index -
               - respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

          (k) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

          (l) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

          (m) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

          (n) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

          (o) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

          (p) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

          (q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

          (r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

          (s) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

          (t) The Salomon Brothers 3-Month T-Bill Average - the average return for all treasury bills for the previous three month period.

          (u) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

          (v) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

          (w) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

          (x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall

               Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          (y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

          (z) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

          (aa) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

          (bb) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan Companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                    PART C
                                UAM FUNDS TRUST
                               OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PEA 23 = Post Effective Amendment No. 23 filed on July 2, 1998; PEA 22 = Post Effective Amendment No. 22 filed on June 24, 1998; PEA 21 = Post Effective Amendment No. 21 filed on June 19, 1998; PEA 20 = Post-Effective Amendment No. 20 filed on March 26, 1998, PEA 19 = Post-Effective Amendment No. 19 filed on February 3, 1998; PEA 18 = Post-Effective Amendment No. 18 filed on January 23, 1998, PEA17 = Post-Effective Amendment No. 17 filed on December 15, 1997, PEA16 = Post-Effective Amendment No. 16 filed on July 10, 1997, PEA14 = Post-Effective Amendment No. 14 filed on September 17, 1996, PEA13 = Post-Effective Amendment No. 13 filed on August 28, 1996, PEA12 = Post-Effective Amendment No. 12 filed on July 17, 1996, PEA8 = Post-Effective Amendment No. 8 filed on March 13, 1996, PEA4 = Post-Effective Amendment No. 4 filed on February 9, 1995, PEA3 = Post-Effective Amendment No. 3 filed on December 14, 1994, PEA2 = Post-Effective Amendment No. 2 filed on November 25, 1994, PEA1 = Post-Effective Amendment No. 1 filed on November 15, 1994, and RS = Original Registration Statement on Form N-1A filed on June 3, 1994.


Exhibit                                                            Incorporated by
----------                                                         Reference to (Location):
                                                                   ------------------------
  A. 1.           Agreement and Declaration of Trust                     Filed herewith
     2.           Certificate of Trust                                   Filed herewith
     3.           Certificate of Amendment to Certificate of Trust       Filed herewith

  B.              By-Laws                                                Filed herewith

  C. 1.           Form of Specimen Share Certificates                    Filed herewith
     2.           Article 9 of Bylaws                                    Filed herewith
     3.           Excerpts from Agreement and Declaration of Trust       Filed herewith

  D.              Investment Advisory Agreements                         RS, PEA1, PEA2, PEA3, PEA4, PEA12, PEA14, PEA17, PEA18,
                                                                         PEA 21; PEA 22, PEA 23

  E. 1.           Distribution Agreement (UAM Funds Distributors, Inc.)  Filed herewith
     2.           Distribution Agreement (ACG Capital Corporation)       PEA17, PEA19

  F.              Trustees' and Officers' Contracts and Programs         Not applicable

  G. 1.           Global Custody Agreement                               PEA16

  H. 1.           Fund Administration Agreement                          PEA13
     2.           Mutual Funds Service Agreement                         PEA16

  I. (1) and (2)  Opinions and Consents of Counsel                       Filed herewith

  J.              Consent of Independent Auditors                        Filed herewith

  K.              Other Financial Statements                             Not applicable

  L.              Purchase Agreement                                     Filed herewith

  M. 1.           Distribution Plan                                      Filed herewith
     2.           Selling Dealer Agreements                              Filed herewith
     3.           Shareholder Services Plan                              Filed herewith
     4.           Service Agreement                                      Filed herewith

  N.        Financial Data Schedule                                Filed herewith

  O.        Amended and Restated Rule 18f-3 Multiple Class Plan    Filed herewith

  P.        Powers of Attorney                                     Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25. INDEMNIFICATION

Reference is made to Article VI of Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of UAM Fund Services, Inc. are contained in
Section 6 of its Fund Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of Registrant's principal underwriter, UAM Fund Distributors, Inc., are contained in its Distribution Agreement with the Registrant.

Provisions for indemnification of Registrant's custodian, The Chase Manhattan Bank, are contained in Section 12 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. Except for information with respect to Pell Rudman Trust Company, N.A., the information required by this Item 26 with respect to each director, officer, or partner of each other investment adviser of the Registrant is incorporated by reference to the Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file numbers indicated:

Investment Adviser                                File No.
------------------                                --------
Barrow, Hanley, Mewhinney & Strauss, Inc.         801-31237

Cambiar Investors, Inc.                           801-09538

Chicago Asset Management Company                  801-20197

Dwight Asset Management Company                   801-45304

First Pacific Advisors, Inc.                      801-39512

Hanson Investment Management Company              801-14817

Heitman/PRA Securities Advisors, Inc.             801-48252

Jacobs Asset Management, L.P.                     801-49790

Murray Johnstone International Ltd.               801-34926

Pacific Financial Research, Inc.                  801-54352

Tom Johnson Investment Management, Inc.           801-42549

Name and Principal Business Address             Positions and Offices with Pell Rudman         Positions and Offices with Pell
-----------------------------------             --------------------------------------         -------------------------------
                                                Trust Company, N.A.                            Rudman & Co., Inc
                                                -------------------                            -----------------
Jeffrey S. Thomas                               Director                                       Chief Financial Officer of
100 Federal Street                                                                             Pell, Rudman & Co., Inc.
Boston, Massachusetts

Edward I. Rudman                                Director                                       Chairman and President of Pell,
100 Federal Street                                                                             Rudman & Co., Inc.
Boston, Massachusetts

James S. McDonald                               Director                                       Executive Vice President of
100 Federal Street                                                                             Pell, Rudman & Co., Inc.
Boston, Massachusetts

Susan W. Hunnewell                              Director                                       Senior Vice President of Pell,
100 Federal Street                                                                             Rudman & Co., Inc.
Boston, Massachusetts

Barrow, Hanley, Mewhinney & Strauss, Inc., Cambiar Investors, Inc., Chicago Asset Management Company, Dwight Asset Management Company, First Pacific Advisors, Inc., Hanson Investment Management Company, Heitman/PRA Securities Advisors, Inc., Jacobs Asset Management, L.P., Murray Johnstone International Ltd., Pacific Financial Research, Inc., Pell Rudman Trust Company, N.A., and Tom Johnson Investment Management, Inc., are affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 27.  PRINCIPAL UNDERWRITERS

   (a) Except for Heitman Real Estate Portfolio Advisor Class Shares, UAM Fund Distributors, Inc. ("UAMFDI"), the firm which acts as sole distributor of the Registrant's shares, also acts as sole distributor for UAM Funds, Inc., Analytic Optioned Equity Fund, Inc. and The Analytic Series Fund. ACG Capital Corporation ("ACG") acts as sole distributor of the Heitman Real Estate Portfolio Advisor Class Shares.

   (b) The information required with respect to each Director and officer of UAMFSI is incorporated by reference to Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

     The information required with respect to each Director and officer of ACG is incorporated by reference to

   Schedule A of Form BD filed pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-47813).

   (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank 4 Chase MetroTech Center, Brooklyn, New York, 11245).

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of July, 1998.

                                    UAM FUNDS TRUST


                                    /s/ Michael E. DeFao
                                    --------------------
                                    Michael E. DeFao
                                    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 17th day of July, 1998:


          *
______________________________
Norton H. Reamer, Chairman and
 President

          *
______________________________
John T. Bennett, Jr., Trustee

          *
_____________________________
Nancy J. Dunn, Trustee

          *
_____________________________
Philip D. English, Trustee

          *
_____________________________
William A. Humenuk, Trustee

          *
_____________________________
Peter M. Whitman, Jr., Trustee


/s/ Gary L. French
------------------
Gary L. French, Treasurer


/s/ Michael E. DeFao
--------------------
* Michael E. DeFao
(Attorney-in-Fact)

                                UAM FUNDS TRUST



                          FILE NOS. 811-8544/33-79858



                        POST-EFFECTIVE AMENDMENT NO. 24



                                 EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------
     A. 1.              Agreement and Declaration of Trust
     A. 2.              Certificate of Trust
     A. 3.              Certificate of Amendment to Certificate of Trust
     B.                 By-Laws
     C. 1.              Form of Specimen Share Certificates
     C. 2.              Article 9 of Bylaws
     C. 3.              Excerpts from Agreement and Declaration of Trust
     E. 1.              Distribution Agreement
     I. (1) and (2)     Opinions and Consents of Counsel
     J.                 Consent of Independent Auditors
     L.                 Purchase Agreement
     M. 1.              Distribution Plan
     M. 2.              Selling Dealer Agreement
     M. 3.              Shareholder Services Plan
     M. 4.              Service Agreements
     N.                 Financial Data Schedules
     O.                 Amended and Restated Rule 18f-3 Multiple Class Plan
     P.                 Powers of Attorney